Exhibit 10.27


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                         LOAN AGREEMENT



                          By and Among



                     TEMTEX INDUSTRIES, INC.
                               and
                 TEMCO FIREPLACE PRODUCTS, INC.




                              and



                    THE FROST NATIONAL BANK,
                 a national banking association
                       doing business as
                    FROST CAPITAL GROUP, and
                       formerly known as
                    CREEKWOOD CAPITAL GROUP



          $4,000,000 Revolving Line of Credit Facility



                          Dated as of

                       September 6, 2000

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
                         LOAN AGREEMENT
                         --------------

     THIS AGREEMENT made and entered into as of this 6th day of September, 2000, by and between TEMTEX INDUSTRIES, INC., a Delaware corporation ("Temtex"), and TEMCO FIREPLACE PRODUCTS, INC., a Texas corporation ("Temco"), with their principal office and mailing address at 5400 LBJ Freeway, Suite 1375, Dallas, Texas 75240 (Temtex and Temco are hereinafter called, individually and collectively, jointly and severally, the "Borrower") and THE FROST NATIONAL BANK, a national banking association, doing business as FROST CAPITAL GROUP, and formerly known as CREEKWOOD CAPITAL GROUP, with offices at 1010 Lamar, Suite 700, Houston, Harris County, Texas 77002 (hereinafter called the "Lender");


                      W I T N E S E T H:
                       ------------------
     For and in consideration of the mutual covenants and agreements herein contained and of the loans and commitment hereinafter referred to, the Borrower and the Lender agree as follows:

                           ARTICLE I
                           ---------
                         GENERAL TERMS
                         -------------

     Section 1.01   Terms Defined Above.  As used in this
Agreement, the terms "Borrower" and "Lender" shall have the meanings indicated above.

     Section 1.02   Certain Definitions.  As used in this
Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

          "Accounts Advance Amount" shall mean at any time an amount equal to the product of (a) all Eligible Accounts times (b) a percentage, which shall initially be eighty percent (80%). Lender shall have the right at any time, and from time to time, in its sole discretion, to revise the above-described percentage.

          "Affiliate" shall mean any Person controlling, controlled by or under common control with any other Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise. Without limiting the generality of the foregoing, for purposes of this Agreement, Borrower, each Guarantor, if any, and each of Borrower's Subsidiaries, if any, shall be deemed to be Affiliates of one another.

          "Agreement" shall mean this Loan Agreement, as the same may from time to time be amended or supplemented or restated from time to time.

          "Borrowing Base" shall mean at any time an amount not to exceed the lesser of: (a) Four Million and no/100 Dollars ($4,000,000.00), or (b) the sum of the Accounts Advance Amount determined as of the date the Borrowing Base is calculated plus the

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     Inventory Advance Amount determined as of the date the
     Borrowing Base is calculated. The Borrowing Base will not include any Properties of Subsidiaries of Borrower.

          "Business Day" shall mean any day on which Reference
     Bank is open for the conduct of general banking business.

          "Closing" shall mean the date and time for closing the transaction contemplated hereby, described in Section 7.01 hereof.

          "Closing Fee" shall mean the fee payable by Borrower as described in Section 2.15 hereof.

          "Commitment" shall mean the obligation of the Lender to make revolving credit loans to the Borrower under Section
     2.01 hereof, up to the maximum amount therein stated.

          "Compliance Certificate" shall mean a certificate of Borrower signed by an authorized officer of Borrower, containing the information required by Section 4.15.

          "Default" shall mean the occurrence of any of the events specified in Article VI hereof, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

          "Distribution" by any Person shall mean (a) with respect to any stock issued by such Person, the retirement, redemption, purchase or other acquisition for value of any such stock, (b) the declaration or payment of any dividend or other distribution on or with respect to such stock, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any such stock, (d) any other payment (other than ordinary salaries to employees or advances made in the ordinary course of business to employees for travel or other expenses incurred in the ordinary course of business) by such Person to or for the benefit of the holder of any such stock, and (e) any payment of principal or interest on any Subordinated Debt.

          "Drawdown Termination Date" shall mean August 31, 2003, or such earlier date if Lender exercises its rights to DEMAND payment of the Indebtedness in full pursuant to its rights hereunder and under the Revolving Credit Note, or such later date, if this Agreement is extended pursuant to
     Section 2.01 hereof.

          "DTPA" shall mean the Texas Deceptive Trade Practices
     Consumer Protection Act, Subchapter E of Chapter 17 of the
     Texas Business and Commerce Code.

          "Eligible Accounts" shall mean at any time an amount equal to the aggregate net invoice or ledger amount owing on all trade accounts receivable of the Borrower for goods sold or leased or services rendered, in which the Lender has a perfected, first priority lien or security interest, after deducting (a) the amount of all accounts receivables unpaid for (i) ninety (90) days or more after the date of the original invoice, or (ii) for accounts with special or dated terms, the earlier of thirty (30) days past the original due date thereof or one hundred twenty (120) days past the date of the original invoice; (b) all

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     such accounts for which twenty-five percent (25%) or more of the outstanding aggregate balance owed by any account debtor is unpaid for ninety (90) days or more from the date of the original invoice; (c) the amount owed by any account debtor that exceeds twenty-five percent (25%) of all Eligible Accounts of Borrower; (d) all contra-accounts, setoffs, defenses or counterclaims asserted by or available to the Persons obligated on such accounts; (e) the amount of all discounts, allowances, rebates, credits and adjustments to such accounts; (f) all such accounts owing by officers or employees of Borrower or by Subsidiaries or by any other Person in which Borrower may have an equity interest; (g) all such accounts owed by account debtors which are insolvent, in any bankruptcy proceeding, or otherwise which Lender, in its sole discretion, deems not acceptable; (h) accounts where the account debtor is a federal government agency; (i) all accounts owed by account debtors which are bill and hold, pre-bill or progress billing; and (j) accounts where the account debtor is a foreign entity, other than a Canadian entity, and such accounts are not supported by a domestically confirmed letter of credit which is acceptable to Lender in its sole discretion. Standards of eligibility and concentration limits may be revised at any time, and from time to time solely by Lender in its sole discretion.

          "Eligible Inventory" shall mean an amount equal to the value of all of the Borrower's Inventory which is raw materials or finished goods in which Lender has a perfected, first priority lien or security interest valued at the lesser of (i) cost or (ii) current market value. Eligible Inventory will not include, without limitation, Inventory:
     (a) consigned to or from third parties, (b) accounted for on the books of the Borrower as other than raw materials or finished goods, (c) located outside of the continental United States (except for Inventory valued at no more than $500,000 located at warehouses in Canada), (d) that is slow-moving, obsolete, damaged or spoiled, (e) comprised of packaging supplies, materials, boxes or containers or (f) goods which Lender, in its sole discretion, deems not acceptable.

          "Environmental Laws" shall mean all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety or environmental matters.

          "ERISA" shall mean the Employee Retirement Income
     Security Act of 1974, as amended.

          "Event of Default" shall mean the occurrence of any of the events specified in Article VI hereof, provided that any requirement for notice or lapse of time or any other condition precedent has been satisfied.

          "Financial Statements" shall mean the consolidated and consolidating financial statement or statements of Borrower and its Subsidiaries, if any, described or referred to in
     Section 3.06 hereof.

          "GAAP" shall mean Generally Accepted Accounting
     Principles in effect in the United States applied on a consistent basis.

          "Guaranty Agreement" shall mean the Guaranty Agreement executed by

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     Guarantors in favor of the Lender (as the same may be
     amended, modified, supplemented or restated from time to
     time).

          "Guarantors" shall mean any Person that at any time executes a Guaranty Agreement.

          "Indebtedness" shall mean any and all amounts owing or to be owing by Borrower to the Lender in connection with the Note, this Agreement, and other liabilities of the Borrower to the Lender from time to time existing, including, without limitation, guaranties of indebtedness and obligations acquired from third Persons, whether in connection with this or other transactions, and all amounts owing or to be owing by the Borrower to any agent bank of Lender pursuant to any letter of credit agreement, overdraft agreement or other agreement or financial accommodation.

          "Indemnified Party" shall have the meaning set forth in
     Section 8.20.

          "Inventory" shall mean any goods held by the Borrower for sale in the ordinary course of Borrower's business which includes goods purchased for resale and shall not include used or surplus goods or goods held on consignment or goods which the Lender, in its sole discretion, deems not acceptable.

          "Inventory Advance Amount" shall mean at any time an amount equal to the product of (a) all Eligible Inventory of the Borrower located at the facilities of the Borrower and in warehouse locations for which Lender has received a satisfactory warehouseman's agreement and which are otherwise acceptable to Lender, times (b) a percentage, which shall initially be forty percent (40%); provided, however, that the Inventory Advance Amount shall not at any time exceed Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00). Lender shall have the right at any time, and from time to time, in its sole discretion, to revise the above-described percentages.

          "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, security agreement, deed of trust, assignment, collateral mortgage, chattel mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment, bailment for security purposes or certificate of title lien. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrower or any Guarantor or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

          "Maximum Facility" shall mean $4,000,000.

          "Maximum Nonusurious Interest Rate" shall mean the maximum nonusurious interest rate allowable under applicable
     United States federal law and under the laws of

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     the State of Texas as presently in effect and, to the extent allowed by such laws, as such laws may be amended from time to time to increase such rate.

          "Note" shall mean the promissory note or notes (whether one or more) of the Borrower described in Section 2.01 hereof, together with any and all renewals, extensions, increases or rearrangements thereof. The "Note" shall include, without limitation, the Revolving Credit Note.

          "Obligations" means all loans, advances, debts, other Indebtedness, principal, interest, liabilities, liquidated damages, obligations, fees, charges, costs or expenses, lease payments, guarantees, covenants, and duties owing by Borrower to the Lender of any kind and description whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation from Borrower to any other Person that the Lender may have obtained by assignment or otherwise, and further including all interest not paid when due and all expenses that Borrower is required to pay or reimburse by agreement, law or otherwise.

          "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, trustee, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

          "Plan" shall mean any Plan subject to Title IV of ERISA and maintained by the Borrower or any Subsidiary, or any such plan to which the Borrower or any Subsidiary is required to contribute on behalf of its employees.

          "Prime Rate" shall mean that variable rate of interest per annum established by Reference Bank from time to time as its "prime rate." Such rate is set by Reference Bank as a general reference rate of interest, taking into account such factors as Reference Bank may deem appropriate, it being understood that many of Reference Bank's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Reference Bank may make various commercial or other loans at rates of interest having no relationship to such rate. The Prime Rate shall never be less than seven percent (7%) per annum. In the event that Reference Bank does not have a rate designated by it as its "prime rate," then the "Prime Rate" hereunder shall be deemed to be the variable rate of interest per annum which is the general reference rate designated by Reference Bank as its "reference rate," "base rate" or other similar rate and which is comparable to the "Prime Rate" as described above. In the event that Reference Bank shall cease to have any of the rates described in the preceding sentence, then the prime rate shall be that variable rate of interest per annum established by any one of the following-described institutions as its "prime rate," subject to the factors described hereinabove, which institution may be chosen by the Lender in its sole discretion, and changed by Lender in its sole discretion from time to time; such institutions shall include: Citibank, N.A., The Chase Manhattan Bank, N.A., and Banker's Trust Company. Such institution may be changed at Lender's discretion, such change to be effective on the date of such change.

          "Property" shall mean any interest in any kind of property or asset, whether real,

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

     personal or mixed, or tangible or intangible.

          "Reference Bank" shall mean The Frost National Bank, a national banking association, and its successors and assigns.

          "Revolving Credit Note" shall mean the promissory note of the Borrower described in Subsection 2.01(a) hereof and being in the form of note attached as Exhibit "A" hereto, and all renewals, extensions, modifications and rearrangements thereof.

          "RICO" shall mean the Racketeer Influenced and Corrupt
     Organization Act of 1970, as amended.

          "Security Instruments" shall mean this Agreement, the agreements or instruments described or referred to in Sections 7.09, 7.10 and 7.12 hereof, and any and all other agreements or instruments now or hereafter executed and delivered by Borrower, any Subsidiary or any other Person (other than solely by the Lender and/or any bank or creditor participating in the benefits of loans evidenced by the Note or any collateral or security therefor) in connection with, or as security for the payment or performance of, the Note or this Agreement (as the same may be amended, modified, supplemented or restated from time to time).

          "Subordinated Debt" shall mean the indebtedness, obligations and liabilities of Borrower owing to Subordinated Lenders which is subordinated in right of payment to payment of the Indebtedness upon terms and conditions and pursuant to documentation satisfactory to Lender, in its sole discretion.

          "Subordinated Lenders" shall mean all of the lenders listed on Exhibit "B" attached hereto to Borrower or to Guarantors, any Subsidiary or any other Person whose rights in respect of Indebtedness from Borrower or any such Subsidiary is subordinated to the Lender pursuant to terms and executed or documentation in form and substance satisfactory to the Lender, in its sole discretion.

          "Subsidiary" shall mean any corporation of which more than fifty percent (50%) of the issued and outstanding securities having ordinary voting power for the election of directors is owned or controlled, directly or indirectly, by Borrower and/or one or more of the Subsidiaries and/or one or more shareholders of Borrower. Unless context otherwise requires, "Subsidiary" shall not include Temco.

          "Temco" shall have the meaning set forth in the preamble.

          "Temtex" shall have the meaning set forth in the preamble.

     Section 1.03 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with GAAP, except where such principles are inconsistent with the requirements of this Agreement.

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                           ARTICLE II
                          -----------
                    AMOUNT AND TERMS OF LOAN
                    ------------------------

     Section 2.01 The Loans and Commitment. Subject to the terms and conditions and relying on the representations and warranties contained in this Agreement, the Lender agrees to make the following loans to the Borrower:

          (a) Revolving Credit Loans. From the date of this Agreement through the Drawdown Termination Date, the Lender may make revolving credit loans to Borrower from time to time on any Business Day in such amounts as Borrower may request up to the maximum amount hereinafter stated, and Borrower may make borrowings, prepayments and reborrowings (as permitted or required in Sections 2.07 and 2.08 hereof) in respect thereof; provided, however, that the aggregate principal amount of all such revolving credit loans (also referred to herein as "Advances") at any one time outstanding shall not exceed the Borrowing Base. To evidence the revolving credit loans made by the Lender pursuant to this Section, the Borrower will issue, execute and deliver the Revolving Credit Note dated as of the date of this Agreement, payable on DEMAND, but if no demand is made, on the Drawdown Termination Date and secured by all of the Collateral (as defined in the Security Instruments). Thereafter, at the sole discretion of the Lender, the term of the Revolving Credit Note and the Drawdown Termination Date may be extended for a term of one (1) year. At the expiration of such term, in the event the Borrower has not given the Lender sixty (60) days' prior written notice of its intent to terminate the revolving credit loans pursuant to the Revolving Credit Note, then, at the sole discretion of the Lender, the revolving credit loans shall be renewed, and the Drawdown Termination Date extended, for a period of one (1) year; and at the end of such one (1) year extension, the revolving credit loans may be again extended, from year to year, in the same fashion. Each such extension shall be upon the same terms and conditions as set forth herein and in the Revolving Credit Note and the Security Instruments relating to the same, and upon such further stipulations and conditions as the Lender may require. Interest on the Revolving Credit Note shall accrue and be payable as provided in Section 2.02 hereof.

     Section 2.02 Interest Rate. The Revolving Credit Note shall bear interest at the following rates:

          (a) The Revolving Credit Note shall bear interest from the date thereof until maturity at varying rates of interest which is one and one-quarter percent (1.25%) above the Prime Rate, as the same may change from day to day, calculated on the last day of each month (but in no event to exceed the Maximum Nonusurious Interest Rate).

          (b) Upon the occurrence an Event of Default, principal and past due interest (to the extent permitted by law) in respect of the Note shall bear interest at a rate which is two percent (2%) per annum in excess of the rate set forth in Subsection 2.02(a) hereinabove (but in no event to exceed the Maximum Nonusurious Interest Rate) irrespective of whether the Indebtedness has been accelerated.

          (c) Interest calculations are subject to certain recapture provisions set forth in

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     the Note.

          (d) Interest charges shall be paid monthly in arrears on the first day of each calendar month.

     Section 2.03 Notice and Manner of Revolving Credit Borrowing. The amount and date of each Advance shall be made as set forth in this Section. Advances under the Revolving Credit Note may be made by the Lender (i) pursuant to the terms of any written agreement executed in connection herewith between Borrower and Lender, or (ii) at the oral or written request of the Borrower or of any officer or agent of Borrower designated by or acting under the authority of resolutions of the board of directors of Borrower, if a corporation, or other written authorization of Borrower if other than a corporation, a duly certified or executed copy of which shall be furnished to the Lender, until written notice of the revocation of such authority is received by the Lender. Borrower covenants and agrees to furnish to the Lender written confirmation of any such oral request within five (5) days of the resulting Advance, but any such Advance shall be deemed to be made under and entitled to the benefits of the Revolving Credit Note irrespective of any failure by Borrower to furnish such written confirmation. Any Advance shall be conclusively presumed to have been made under the terms of the Revolving Credit Note to or for the benefit of Borrower when made pursuant to the terms of any written agreement executed in connection therewith between Borrower and Lender, or in accordance with such requests and directions, or when said Advances are deposited to the credit of the account of Borrower with Lender regardless of the fact that Persons other than those authorized hereunder may have authority to draw against such account, or may have requested an Advance.

     Section 2.04 Limitation. Lender shall have no obligation to make Advances hereunder to the extent such Advance would cause the outstanding principal balance of the Revolving Credit Note to exceed the Borrowing Base.

     Section 2.05 Application of Cash Sums. All cash sums paid to and received by the Lender on account of any Property upon which the Lender has a Lien (i) shall be promptly applied by the Lender on the Indebtedness whether or not such Indebtedness shall have, by its terms, matured, such application to be made to principal or interest or expenses as the Lender may elect; provided, however, the Lender need not apply or give credit for any item included in such sums until the Lender has received final credit therefor from its bank in accordance with normal banking practices (at least two (2) business days shall be allowed for collection of all items through normal banking channels) or has received solvent credits accepted as such by the Lender; provided, further, however, the Lender's failure to so apply any such sums shall not be a waiver of the Lender's right to so apply such sums or any other sums at any time, or (ii) prior to the happening of any Default or Event of Default, at the option of the Lender, shall be released to the Borrower for use in the Borrower's business.

     Section 2.06 Computation. All payments of interest shall be computed on the per annum basis of a year of three hundred sixty (360) days and for the actual number of days (including the first but excluding the last day) elapsed unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per annum basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be.

     Section 2.07 Voluntary Prepayments and Reborrowings. The unpaid principal

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balance of the Revolving Credit Note at any time shall be the total amounts loaned or advanced thereunder by the Lender, less the amount of payments or prepayments of principal made thereon by or for the account of Borrower. It is contemplated that by reason of prepayments thereon there may be times when no Indebtedness is owing thereunder; but notwithstanding such occurrences, the Revolving Credit Note and Security Instruments shall remain valid and be in full force and effect as to loans or advances made pursuant to and under the terms of the Revolving Credit Note subsequent to each such occurrence. All loans or advances and all payments or prepayments made thereunder on account of principal or interest may be evidenced by Lender, or any subsequent holder, maintaining in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower resulting from all loans or advances and all payments or prepayments thereunder from time to time and the amounts of principal and interest payable and paid from time to time thereunder, in which event, in any legal action or proceeding in respect of the Revolving Credit Note, the entries made in such account or accounts shall be conclusive evidence of the existence and amounts of the obligations of the Borrower therein recorded.

     Section 2.08 Mandatory Prepayments. If at any time the outstanding principal balance under the Revolving Credit Note exceeds the Borrowing Base, then Borrower shall forthwith prepay the amount of such excess for application towards reduction of the outstanding principal balance of the Revolving Credit Note. Said prepayment shall be without premium or penalty, and shall be made together with the payment of accrued interest on the amount prepaid.

     Section 2.09 Cross-collateralization and Default. The Security Instruments, including this Agreement, the Note and any other instrument given in connection with, or as security for, any Indebtedness of Borrower or any Subsidiary, shall serve as security one for the other, and an event of default under the Note or any such instrument shall constitute an event of default under all such other Note and instruments.

     Section 2.10 Termination of Commitment. Notwithstanding anything to the contrary contained herein, in the Revolving Credit Note, or in any other instrument or agreement executed in connection with or as security for the Indebtedness, the Lender may, (a) at any time, and from time to time, in its sole discretion, refuse to make any advance for a revolving credit loan hereunder and under the Revolving Credit Note, or (b) upon giving the Borrower at least sixty (60) days' prior notice, at any time terminate its Commitment to advance funds to the Borrower hereunder and under the Revolving Credit Note and all other obligations, if any, of the Lender hereunder. The rights of the Lender under this Section 2.10 are in addition to the rights of the Lender to terminate the Commitment pursuant to
Section 6.02 hereof.

     Section 2.11   Operating Accounts.  Annexed hereto as
Schedule 2.11 is a listing of all present operating accounts which are checking or other demand daily depository accounts maintained by the Borrower (the "Operating Accounts") together with the address of that depository, the account number(s) maintained with such depository, and a contact person at such depository.

     Section 2.12 Cash Collateral Blocked Accounts. Borrower and the Lender shall establish with banks acceptable to Lender certain lockboxes and blocked accounts (collectively "Blocked Accounts") as set forth on Schedule 2.12 annexed hereto, for the benefit of Lender, for the deposit of all receipts and collections in accordance with Section 2.13 hereof, pursuant to

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


executed blocked account agreements in form and substance satisfactory to Lender, in its sole discretion. All receipts and collections deposited in such Blocked Accounts shall be pledged to Lender and forwarded on a daily basis to Lender's account at The Frost National Bank. Proceeds received from such Blocked Accounts shall be applied against any Indebtedness owing by Borrower to Lender and shall be applied in accordance with
Section 2.05. Borrower shall be entitled to receive, within one Business Day of Borrower's request therefor, any amounts received from the Blocked Accounts in excess of the Indebtedness then owing, or then expected to become owing, to Lender, provided that Lender has received final credit from its bank for such amounts. Only Lender shall have the right to direct withdrawals from such Blocked Accounts, except that Borrower shall be permitted to initiate, and shall initiate, daily transfers of funds through the Automated Clearing House system from the Blocked Accounts directly to (and only to) Lender's account at The Frost National Bank as described above. Each bank at which any such Blocked Account is maintained shall waive any right of offset such bank may otherwise have in such Blocked Account and the items deposited therein. Borrower shall pay all fees and charges as may be required by any depository in which such Blocked Accounts are opened. Borrower shall contemporaneously with the execution of this Agreement, provide Lender with the duly executed blocked account agreements relating to such Blocked Accounts.

     Section 2.13   Collection of Accounts.

          (a) All receipts of cash, cash equivalents, checks, credit card receipts, notes, drafts, instruments, and other items of payment arising out of the sale of inventory or other Property of Borrower or the creation of accounts receivable, including without limitation, insurance proceeds and tax refunds (referred to as "Receipts"), and all Property of Borrower in which Lender has a security interest or lien, shall be deposited daily into one or more of the Blocked Accounts, and shall be held in trust by the Borrower for Lender until so deposited.

          (b) In the event, notwithstanding the provisions of this Section, the Borrower receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Property of Borrower in which Lender has a security interest or lien, such Receipts, proceeds, and collections shall be held in trust by the Borrower for Lender and shall not be commingled with any of the Borrower's other funds or deposited in any account of the Borrower other than a Blocked Account.

     Section 2.14 Termination of Commitment or Prepayment in Full. (a) In the event the Borrower desires to terminate the Commitment or prepay in full the loans evidenced by the Note at any time more than two (2) years prior to Drawdown Termination Date, as the same may be extended, the Borrower will give the Lender sixty (60) days' written notice of the Borrower's intention and will pay to the Lender, as liquidated damages and not as a penalty, the greater of an amount equal to five percent (5%) of the Maximum Facility on the date of such prepayment, or the sum of $200,000.00. In the event the Borrower desires to terminate the Commitment or prepay in full the loans evidenced by the Note at any time more than one (1) year prior to the Drawdown Termination Date, as the same may be extended, the Borrower will give the Lender sixty (60) days' written notice of the Borrower's intention and will pay to the Lender, as liquidated damages and not as a penalty, the greater of an amount equal to three percent (3%) of the Maximum Facility on the date of such prepayment or the sum of $120,000.00. In the event the Borrower desires to terminate the Commitment or prepay in full the loans evidenced by the

Note at any time which is less than (or exactly) one (1) year prior to the Drawdown Termination Date, as the same may be extended, the Borrower will give the Lender sixty (60) days' written notice of the Borrower's intention and will pay to the Lender, as liquidated damages and not as a penalty, the greater of an amount equal to one percent (1%) of the Maximum Facility on the date of such prepayment or the sum of $40,000.00. In the event any such notice of prepayment has been given by the Borrower, the Commitment shall immediately terminate, and all other obligations, if any, of the Lender, shall terminate on the expiration of said sixty (60) day notice period, and the entire principal amount of the Note, together with all accrued interest thereon, and any other Indebtedness, shall be due and payable on such date. The prepayment damages provided for herein shall not apply to prepayments resulting from ordinary payments on the Revolving Credit Note made from Borrower's collections in accordance with this Agreement or otherwise in the normal course of Borrower's business which do not result in a termination of the Commitment.

     Section 2.15 Closing Fee. The Borrower shall pay to Lender at the Closing a closing fee (herein, the "Closing Fee") in the amount of Forty Thousand Dollars ($40,000.00) with respect to the credit facilities established pursuant to this Agreement.

     Section 2.16 Collateral Management Fee. The Borrower shall pay to Lender on the first day of each month during the term of this Agreement and any extensions of the term of this Agreement, a monthly collateral management fee equal to Six Hundred Dollars ($600.00).

     Section 2.17 Unused Line Fee. If the average outstanding daily principal balance of Advances shall be less than the Maximum Facility in any calendar month, Borrower shall pay to Lender on the first day of the next succeeding calendar month a fee (the "Unused Line Fee") equal to one-half of one percent (.50%) per annum of the amount by which the Maximum Facility exceeds the average outstanding daily principal balance of Advances. The Unused Line Fee shall be calculated on the basis of a three hundred sixty (360) day year for the actual number of days elapsed and shall be payable for the entire term of this Agreement, including all renewal terms, or for so long as any of the Indebtedness is outstanding.

     Section 2.18   Subordination. The advances, loans,
extensions of credit or the like made by the Subordinated Lenders shall be subordinate to any Advances made hereunder pursuant to terms and executed documentation in form and substance satisfactory to Lender, in its sole discretion.

                           ARTICLE III
                           -----------
                 REPRESENTATIONS AND WARRANTIES
                 ------------------------------

     In order to induce the Lender to enter into this Agreement, Borrower represents and warrants to the Lender (which representations and warranties will survive the delivery of the Note and the making of the loans thereunder) that:

     Section 3.01   Corporate Existence.  Borrower is a
corporation duly organized, legally existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all jurisdictions wherein it maintains a place of business.

     Section 3.02 Corporate Power and Authorization. Borrower is duly authorized and empowered to create and issue the Note; and Borrower, and each Subsidiary is duly authorized and empowered to execute, deliver and perform the Security Instruments, including without limitation, this Agreement, to which it is a party; and all corporate action on the Borrower's or any Subsidiary's part requisite for the due creation and issuance of the Note and for the due execution, delivery and performance of the Security Instruments, including this Agreement, to which Borrower, or any Subsidiary is a party has been duly and effectively taken. The Board of Directors of Borrower acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to valid and unanimous consent, has determined (i) that entry into and performance of this Agreement and each of the other documents to which Borrower is a party, directly or indirectly benefits Borrower and (ii) that adequate and fair consideration and reasonably equivalent value has been received by Borrower to execute and perform this Agreement and each of the other documents to which it is a party.

     Section 3.03 Binding Obligations. This Agreement does constitute, and the Note and other Security Instruments to which Borrower or any Subsidiary is a party upon their creation, issuance, execution and delivery will constitute, valid and binding obligations of the Borrower or such Subsidiary, as the case may be, enforceable in accordance with their respective terms.

     Section 3.04 No Legal Bar or Resultant Lien. The Note and the Security Instruments, including, without limitation this Agreement, to which Borrower or any Subsidiary is a party, do not and will not violate any provisions of the articles or certificates of incorporation or bylaws of Borrower or any such Subsidiary, or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Borrower or such Subsidiary is subject, or result in the creation or imposition of any Lien upon any Properties of Borrower or such Subsidiary, other than those contemplated by this Agreement.

     Section 3.05 No Consent. The execution, delivery and performance of the Note and the Security Instruments, including this Agreement, to which Borrower or any Subsidiaries are parties does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

     Section 3.06 Financial Condition. The unaudited consolidated and consolidating financial statements of Borrower and its Subsidiaries dated May 31, 2000, which have been delivered to the Lender, are complete and correct, have been prepared from the books and records of Borrower in accordance with GAAP, consistently applied, and fully and accurately reflect the financial condition and results of the operations of Borrower and its Subsidiaries as at the date or dates and for the period or periods stated (subject only to normal year-end audit adjustments with respect to any unaudited interim statements).
No material adverse change, either in any case or in the aggregate, has since occurred in the business, prospects, profits, Properties, operations or condition, financial or otherwise, of Borrower or any Subsidiary, except as disclosed to the Lender in writing.

     Section 3.07 Investments and Guaranties. Neither Borrower nor any Subsidiary has made investments in, advances to or guaranties of the obligations of any Person, except Temcomex, S.A. DE C.V. or as reflected in the Financial Statements.

     Section 3.08 Issuance of Stock. Temtex Industries, Inc. owns one hundred percent (100%) of the issued and outstanding stock of Temco Fireplace Products, Inc. There are no outstanding subscriptions, warrants, options, calls, commitments, convertible securities or other agreements to which Borrower is a party or by which it is bound, calling for the issuance of any capital stock or securities convertible into capital stock of Borrower or any Subsidiary, except as disclosed on Schedule 3.08.

     Section 3.09 Liabilities. Except for liabilities (i) incurred in the normal course of business, (ii) listed on
Schedule 3.09 attached hereto or (iii) described in the Financial Statements, neither Borrower nor any Subsidiary has material liabilities, direct or contingent, owing to any Person other than Lender. Except as described in the Financial Statements, or as otherwise disclosed to the Lender in writing, there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any Subsidiary which involves the possibility of any judgment or liability not fully covered by insurance, and which may materially adversely affect the business or the Properties of Borrower or any Subsidiary or their ability to carry on business as now conducted.

     Section 3.10 Taxes; Governmental Charges. Except as set forth on Schedule 3.10, Borrower and each Subsidiary has filed all tax returns and reports required to be filed and has paid all taxes, assessments, fees and other governmental charges levied upon it.

     Section 3.11 Titles, etc. Borrower and each Subsidiary has good title to its respective Properties, free and clear of all Liens except those referred to in the Financial Statements.

     Section 3.12 Defaults. Neither Borrower nor any Subsidiary is in default under any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower or any Subsidiary is a party or by which Borrower or any Subsidiary is bound, except as disclosed to the Lender in writing. No Default or Event of Default hereunder has occurred and is continuing.

     Section 3.13 Use of Proceeds: Margin Stock. The proceeds of the Note will be used by the Borrower as working capital for Borrower's business. None of such proceeds will be used for, and neither the Borrower nor any Subsidiary are engaged in the business of, extending credit for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part
221), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U. No part of the proceeds of the loans evidenced by the Note will be used for any purpose which violates Regulation X of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 224).
All loans evidenced by the Note are and shall be "business loans" as such term is used in the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended, and such loans are for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use, as such terms are used and defined in Texas Revised Civil Statutes Annotated, Title 4 of the Finance Code, Chapter 346. Neither Borrower nor any Subsidiary nor any Person acting on behalf of Borrower or any Subsidiary has taken or will take any action which might cause the Note or any of the Security Instruments, including this Agreement, to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the

Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.
     Section 3.14   Compliance with the Law.  Neither the
Borrower nor any Subsidiary:

          (a) is in violation of any law, ordinance, or governmental rule or regulation to which Borrower or any Subsidiary or any of their respective Properties are subject, including but not limited to, those laws, ordinances and governmental rules and regulations regarding employee wages and overtime;

          (b) has failed to obtain any license, certificate, permit, franchise or other governmental authorization necessary for the operation of its businesses; and

          (c)  has failed to obtain any other license,
     certificate, permit, franchise or other governmental authorization necessary to the ownership of any of their respective Properties or the conduct of their respective businesses; which violation or failure might materially adversely affect the business, prospects, profits, Properties, operations or condition (financial or otherwise) of Borrower or any Subsidiary.

     Section 3.15 ERISA. The Borrower and its Subsidiaries are in compliance in all material respects with the applicable provisions of ERISA, and no "reportable event," as such term is defined in Section 4043 of ERISA, has occurred with respect to any Plan of Borrower or any Subsidiary.

     Section 3.16   Subsidiaries.  A list of all the existing
Subsidiaries of Borrower is provided in Schedule 3.16 attached hereto and incorporated by reference.

     Section 3.17 Direct Benefit From Loans. Borrower has received or, upon the execution and funding thereof, will receive
(i) direct benefit from the making and execution of this Agreement and the other documents to which it is a party, and
(ii) fair and independent consideration for the entry into, and performance of, this Agreement and the other documents to which it is a party.

     Section 3.18 RICO. Borrower is not in violation of any laws, statutes or regulations, including, without limitation, RICO, which contain provisions which could potentially override Lender's security interest in the Collateral (as that term is defined in the Security Instruments).

     Section 3.19 Leases and Landlord Waivers. Borrower and/or its Subsidiaries are parties to certain lease agreements pertaining to real property upon which Borrower or a Subsidiary of Borrower operates its business and certain material personal property leases (individually, the "Lease" and collectively, the "Leases"). Schedule 3.19 sets forth the present landlord(s) of the property associated with each real estate Lease and of each lessor with respect to each personal property lease, the expiration date of the respective Lease, and the renewal notice period of each Lease. Schedule 3.19 is complete and correct and fully and accurately describes all Leases to which Borrower and/or any of its Subsidiaries are a party. Borrower has provided Lender with Landlord Waivers, in form and substance satisfactory to Lender, with respect to all real estate Leases, each of which Landlord Waivers has been duly executed by the landlord or such landlord's duly authorized representative (as set forth in Schedule 3.19) and each of which Landlord Waiver is fully enforceable under the terms and conditions of the Leases and applicable state, local or municipal law.

     Section 3.20 Patents, Trademarks, Copyrights and Licenses. Each of Borrower and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights are listed on Schedule 3.20.

     Section 3.21 Continuous Nature of Representations and Warranties. Each representation and warranty contained in this Agreement and the Note and Security Instruments shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of Borrower's or its Subsidiaries' business or operations that would render the information in this Agreement, the Notes or the Security Instruments, or any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement, and except for such representations and warranties that by their nature are limited only to a specific date.

                           ARTICLE IV
                     AFFIRMATIVE COVENANTS

     A deviation from the provisions of this Article IV shall not constitute a Default under this Agreement if such deviation is consented to in writing (in the manner hereinafter provided in Section 8.02) by the Lender. Without the prior written consent of the Lender, the Borrower will at all times comply with the covenants contained in this Article IV, from the date hereof and for so long as any part of the Indebtedness or the Commitment is outstanding.

     Section 4.01 Financial Statements and Reports. Borrower and all Subsidiaries will promptly furnish to the Lender from time to time upon request such information regarding the business and affairs and financial condition of the Borrower and all its Subsidiaries as the Lender may reasonably request, and will furnish to the Lender:

          (a) Annual Financial Statements. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of Borrower, audited Financial Statements of Borrower and its Subsidiaries, consisting of the consolidated and consolidating balance sheets of Borrower and its Subsidiaries as at the end of such year and the consolidated and consolidating operating statements of Borrower and its Subsidiaries, as at the end of such year (showing income, expenses and surplus), setting forth in each case in comparative form figures for the previous fiscal year, all prepared in accordance with GAAP, consistently applied, and, with respect to the consolidated Financial Statements only, certified by a nationally recognized independent public accounting firm acceptable to the Lender;

          (b) Monthly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each calendar month, the consolidated and consolidating balance sheets of Borrower and its

     Subsidiaries, at the end of such month and the consolidated and consolidating operating statements of Borrower and its Subsidiaries, for such month (showing income, expenses and surplus for such month and for the period from the beginning of the fiscal year to the end of such month), all prepared in accordance with GAAP, consistently applied, in a manner acceptable to Lender and certified by the chief financial officer or treasurer of Borrower;

          (c) Monthly Bank Statements. As soon as available and in any event within fifteen (15) days after the end of each calendar month, Borrower and each Subsidiary shall provide Lender with a copy of all bank statements on all cash accounts, including, without limitation, all Operating Accounts and Blocked Accounts;

          (d) Accounts Agings. As soon as available and in any event within fifteen (15) days after the end of each calendar month, consolidated and consolidating agings of all accounts payable and accounts receivable (the "Account Agings"), showing each such account which is thirty (30), sixty (60), ninety (90) and over ninety (90) days past invoice date and, with respect to accounts receivable, reconciling such aging with the reports delivered to Lender pursuant to Section 4.01(f);

          (e) Inventory Report. As soon as available and in any event (i) within twenty (20) days after the end of each calendar month, an Inventory perpetual report and a schedule that lists Inventory by cost and location, and (ii) within sixty (60) days after each physical count of Inventory, but in no event less than once a year, an Inventory perpetual report and a schedule that list Inventory by item, cost and location;

          (f) Monthly Customer Statements. As soon as available and in any event within fifteen (15) days after the end of each calendar month, copies of all statements or invoices sent to Borrower's customers as of the end of such month; and

          (g) Weekly and Monthly Borrowing Base Reports. (i) On or before the third business day of each week, a report in such form as Lender may reasonably request, reflecting the Eligible Accounts of Borrower as of the end of the preceding week and calculating the Accounts Advance Amount based thereon, together with the Account Agings, cash receipt journals or copies of checks, invoices for new billings, sales journals and backup for all miscellaneous credits and debits, purchases journals and cost of goods sold reports, which support such report. Such report shall also reflect the amount of sales and receipts of Borrower during the preceding week and such other information as Lender may reasonably request.

               (ii) On or before the twentieth day of each month, a report in such form as Lender may reasonably request, reflecting the Eligible Inventory of Borrower as of the end of the preceding month and calculating the Inventory Advance Amount based thereon, together with the inventory reports which support such report.

All such balance sheets and other financial statements referred to in this Section 4.01 shall be in such detail as the Lender may reasonably request and shall conform to GAAP applied on a basis consistent with those of the Financial Statements, except only for such changes in accounting principles or practice with which independent certified public accountants concur.

     Section 4.02   Compliance with Laws; Payment of Taxes and
Other Claims.  The

Borrower will (a) observe and comply with all laws, statutes, codes, acts, ordinances, rules, regulations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers applicable to it, including without limitation, and (b) pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon Borrower or any Subsidiary or upon the income or any Property of Borrower or any Subsidiary as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a lien upon any or all of the Property of Borrower or any Subsidiary; provided, however, that, subject to the written approval of the Lender, neither Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted and if the Borrower or any Subsidiary shall have set up reserves therefor adequate under GAAP.

     Section 4.03 Maintenance. Borrower will and will cause each Subsidiary to (i) maintain its corporate existence, rights and franchises; (ii) observe and comply with all valid laws, statutes, codes, acts, ordinances, judgments, injunctions, rules, regulations, certificates, franchises, permits and licenses (including, without limitation, applicable statutes, regulations, orders and restrictions relating to the oil and gas exploration industry) of all federal, state, county, municipal and other governmental authorities; (iii) maintain its Properties (and any Properties leased by or consigned to it or held under title retention or conditional sales contracts) in good and workable condition (ordinary wear and tear excepted) at all times and make all repairs, replacements, additions, betterments and improvements to its Properties as are needful and proper so that the business carried on in connection therewith may be conducted properly and efficiently at all times; and (iv) maintain and keep books of records and accounts, all in accordance with GAAP, consistently applied, of all dealings and transactions in relation to its business and activity.

     Section 4.04 Further Assurances. Borrower will and will cause each Subsidiary to cure promptly any defects in the creation and issuance of the Note and the execution and delivery of the Security Instruments, including, without limitation, this Agreement. The Borrower at its expense will promptly execute and deliver to the Lender upon request all such other and further documents, agreements and instruments to effectuate the agreements of Borrower or any Subsidiary in the Security Instruments, including, without limitation, this Agreement, or to further evidence and more fully describe the collateral intended as security for the Note, or to correct any omissions in the Security Instruments, or more fully to state the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

     Section 4.05 Performance of Obligations. The Borrower will pay the Note according to the reading, tenor and effect thereof; and the Borrower will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Borrower under the Security Instruments, including this Agreement, at the time or times and in the manner specified, and cause each Subsidiary to take such action with respect to their obligations to be performed and discharged under the Security Instruments to which they respectively are parties.

     Section 4.06 Reimbursement of Expenses. The Borrower will pay all reasonable legal fees incurred by the Lender in connection with the preparation, amendment, interpretation, administration and enforcement of this Agreement and any and all other Security Instruments contemplated hereby. The Borrower will, upon request, promptly reimburse the Lender for all amounts expended, advanced or incurred by the Lender to satisfy any obligation of the Borrower under this Agreement or any other Security Instrument, or to protect the Properties or business of Borrower or any Subsidiary or to collect the Note, or to enforce the rights of the Lender under this Agreement, the Note, or any other Security Instrument, which amounts will include all court costs, attorneys' fees, fees of auditors and accountants, and investigation expenses reasonably incurred by the Lender in connection with any such matters, together with interest at either (i) the post-maturity rate specified in Section 2.02 on each such amount from the date that the same is expended, advanced or incurred by the Lender until the date of reimbursement to the Lender, or (ii) if no Default shall have occurred and be continuing, the pre-maturity rate specified in
Section 2.02 on each such amount from the date that the same is expended, advanced or incurred by the Lender until the date of written demand or request by the Lender for the reimbursement of same, and thereafter at the applicable post-maturity rate specified in Section 2.02 until the date of reimbursement to the Lender.

     Section 4.07 Insurance. Borrower and each Subsidiary now maintains and will continue to maintain with financially sound and reputable insurers, insurance with respect to their respective Properties and businesses against such liabilities, casualties, risks and contingencies and in such types and amounts as is customary in the case of corporations engaged in the same or similar businesses and similarly situated but in any event, all fixed assets of the Borrower shall be insured for an amount at least equal to the unpaid principal balance of the Note, from time to time outstanding. All such policies shall name the Lender as loss payee and mortgagee and shall provide that the insurer shall provide Lender with ten (10) days prior written notification of the cancellation of such policies. Upon request of the Lender, the Borrower will furnish or cause to be furnished to the Lender from time to time a summary of the insurance coverage of the Borrower and the Subsidiaries in form and substance satisfactory to the Lender and if requested will furnish the Lender copies of the applicable policies.

     Section 4.08 Right of Inspection. The Borrower will permit and will cause each Subsidiary to permit any officer, employee or agent of the Lender to visit and inspect any of the Properties of Borrower, or any Subsidiary, to conduct at least four (4) collateral reviews per year, to examine Borrower's or any Subsidiary's books of record and accounts, to take copies and extracts therefrom, and to discuss the affairs, finances and accounts of Borrower or any Subsidiary with the Borrower's or such Subsidiary's officers, employees, accountants and auditors, all at such reasonable times (and, after the occurrence of an Event of Default, at any times) and as often as the Lender may desire. The Borrower shall reimburse Lender for all of Lender's expenses in connection with the collateral reviews, which expenses include seven hundred fifty and no/100 dollars ($750.00) per-person per-day for on-site collateral reviews.

     Section 4.09 Notice of Certain Events. The Borrower shall promptly notify the Lender if the Borrower learns of the occurrence of (i) any event which constitutes a Default, together with a detailed statement by a responsible officer of the Borrower of the steps being taken to cure the effect of such Default; or (ii) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness of the Borrower or any Subsidiary or of any security (as defined in the Securities Act of 1933, as amended) of Borrower or any Subsidiary with respect to a claimed default, together with a detailed statement by a responsible officer of Borrower specifying the notice given or other action taken by such holder and the nature of the claimed default and what action such Borrower, or such Subsidiary is taking or proposes to take with respect thereto; or (iii) any legal, judicial or regulatory proceedings affecting Borrower or any Subsidiary or any of the Properties of Borrower or any Subsidiary in which the amount involved is material and is not covered by insurance or which, if adversely determined, would have a material and adverse effect on the business or the financial condition of Borrower or any Subsidiary; or (iv) any dispute between Borrower or any Subsidiary and any governmental or regulatory body or any other Person which, if adversely determined, might materially interfere with the normal business operations of Borrower or any Subsidiary; or (v) any material adverse changes, either in any case or in the aggregate, in the assets, liabilities, financial condition, business, operations, affairs or circumstances of Borrower or any Subsidiary, from those reflected in the Financial Statements or by the facts warranted or represented in any Security Instrument, including without limitation this Agreement.

     Section 4.10 ERISA Information and Compliance. The Borrower will promptly furnish to the Lender (i) if requested by the Lender, promptly after the filing thereof with the United States Secretary of Labor or the Pension Benefit Guaranty Corporation, copies of each annual and other report with respect to each Plan or any trust created thereunder, and (ii) immediately upon becoming aware of the occurrence of any "reportable event," as such term is defined in Section 4043 of ERISA, or of any "prohibited transaction," as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended, in connection with any Plan or any trust created thereunder, a written notice signed by the Chief Executive Officer of the Borrower specifying the nature thereof, what action the Borrower or any of its Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto. The Borrower will fund, or will cause its Subsidiaries to fund, all current service pension liabilities as they are incurred under the provisions of all Plans from time to time in effect for the benefit of employees of the Borrower or any of its Subsidiaries, and comply with all applicable provisions of ERISA.

     Section 4.11 Environmental Requirements. Borrower shall comply with all federal laws, state statutes, municipal ordinances and all other governmental standards, rules and regulations applicable to Borrower or to its Property in respect to occupational health and safety, hazardous waste and substances and environmental matters. Borrower shall promptly notify Lender of its receipt of any notice of a violation or an alleged violation of any such federal laws, state statutes, municipal ordinances or other governmental standards, rules or regulations. Borrower shall indemnify and hold Lender harmless from all loss, cost, damages, claim and expense incurred by Lender on account of Borrower's failure to perform the obligations of this Section.

     Section 4.12   INTENTIONALLY DELETED.

     Section 4.13   Subordinated Debt Legend and Inspection.

     (a) Borrower shall cause each instrument or document which now or hereafter evidences all or any portion of the Subordinated
Debt to be conspicuously marked with the following legend:

          "THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A

     SUBORDINATION AGREEMENT, IN FAVOR OF THE FROST NATIONAL BANK, D/B/A FROST CAPITAL GROUP, WHICH AGREEMENT IS INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY STATEMENT TO THE CONTRARY CONTAINED IN THIS INSTRUMENT, NO PAYMENT OF ANY NATURE ON ACCOUNT OF THE OBLIGATIONS, WHETHER OF PRINCIPAL OR INTEREST, SHALL BE DEMANDED, MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE EXPRESSED TERMS OF SUCH AGREEMENT."

     (b) Borrower shall permit Lender at any reasonable time, and from time to time, to examine and make copies and abstracts from Borrower's books, records, instruments and documents evidencing or pertaining to the Subordinated Debt.

     Section 4.14 Additional Guarantors. Upon Lender's request, Borrower shall cause each of its now or hereafter existing Subsidiaries to duly execute and deliver, or become a party to a Guaranty Agreement with such Security Instruments as Lender may require as security therefor from time to time.

     Section 4.15 Compliance Certificate. At the time that Borrower provides the Monthly Financial Statements pursuant to
Section 4.01, Borrower shall also provide a Compliance Certificate which (i) states that the information on any and all schedules to this Agreement is complete and accurate as of the date of such certificate or, if such is the case, attaches to such certificate updated schedules, and (ii) states that, based on a reasonably diligent examination, no Event of Default, or event or condition which with the passage of time or the giving of notice, or both, would constitute an Event of Default, has occurred or exists, or, if such is not the case, specifies such Event of Default, or such event or condition, and its nature, when it occurred, whether it is continuing and the steps taken or being taken by Borrower with respect thereto.

     Section 4.16 Tax Payment or Plan. Borrower has paid in full all tax liabilities identified on Schedule 3.10 or has delivered to Lender a copy of a plan acceptable to the Internal Revenue Service or other applicable tax authority for the payment of such amounts, setting forth the method and times for payment.

     Section 4.17 Blocked Accounts. At all times during the term of this Agreement, Borrower will maintain Blocked Accounts as required by Section 2.12, and will direct all collections and other Receipts to such Blocked Accounts in accordance with
Section 2.13.

                           ARTICLE V
                           ---------
                       NEGATIVE COVENANTS
                       ------------------

     A deviation from the provisions of this Article V shall not constitute a Default under this Agreement if such deviation is consented to in writing (in the manner hereinafter provided in Section 8.02 by Lender). Without the prior written consent of the Lender, the Borrower will at all times comply with the covenants contained in this Article V, from the date hereof and for so long as any part of the Indebtedness or the Commitment is outstanding.

     Section 5.01 Debts, Guaranties and Other Obligations. Neither the Borrower nor any Subsidiary will incur, create, assume or in any manner become or be liable in respect of any indebtedness (including obligations for the payment of rentals); and neither the Borrower nor any Subsidiary will guarantee or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person or agreement for the furnishing of funds to any other Person through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise, except that the foregoing restrictions shall not apply to:

          (a)  the Note or other Indebtedness to the Lender;

          (b) liabilities, direct or contingent, of the Borrower and its Subsidiaries existing on the date of this Agreement which are reflected in the Financial Statements or have been disclosed to the Lender in writing, and any renewals and extensions (but not increases) thereof (provided that such extensions and renewals are on substantially the same terms as in effect on the date of this Agreement);

          (c) liabilities in relation to leases and lease agreements to the extent permitted by Section 5.07 hereof;

          (d) endorsements of negotiable or similar instruments for collection or deposit in the ordinary course of business;

          (e) trade payables or similar obligations from time to time incurred in the ordinary course of business other than for borrowed money;

          (f) taxes, assessments or other government charges which are not yet due or are being contested pursuant to
     Section 4.02 hereof;

          (g) indebtedness which is subordinated to the Note by terms satisfactory to the Lender, in its sole discretion;

          (h) indebtedness of Temcomex, S.A. de C.V. to Borrower, not in excess of $300,000 outstanding in the aggregate at any time;

          (i) indebtedness listed on Schedule 5.01 attached hereto; and

          (j) loans or advances or other distributions solely between Temtex and Temco.

     Section 5.02   Liens.  Neither the Borrower nor any
Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except the following (the "Permitted Liens"):

          (a) Liens securing the payment of any Indebtedness to the Lender;

          (b)  Obligations listed on Schedule 3.09 hereto;

          (c)  Liens for taxes, assessments, or other
     governmental charges not yet due
     or which are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor;

          (d)  Liens of landlords, vendors, carriers,
     warehousemen, mechanics, laborers and materialmen arising by law in the ordinary course of business for sums not yet due or, subject to the written approval of the Lender, being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor;

          (e) Liens existing on Property owned by Borrower or any Subsidiary on the date of this Agreement which have been disclosed to and permitted by the Lender in writing and listed on Schedule 5.02 hereof, but not any renewals and extensions thereof;

          (f) pledges or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws;
     and

          (g) inchoate liens arising under ERISA to secure the contingent liability of Borrower or any Subsidiary permitted by Section 4.10 hereof.

     Section 5.03   Investments, Loans and Advances.  Neither the
Borrower nor any Subsidiary will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

          (a) loans, advances or investments the material details of which have been set forth in the Financial
     Statements or have been otherwise disclosed to the Lender in writing prior to the execution of this Agreement;

          (b)  investments in direct obligations of the United
     States of America or any agency thereof;

          (c) investments in certificates of deposit issued by commercial banks in the United States having a combined capital and surplus in excess of One Hundred Million Dollars
     ($100,000,000.00);

          (d) investments in commercial paper with the best rating by Standard & Poor's, Moody's Investors Service, Inc., or any other rating agency satisfactory to the Lender issued by companies in the United States with a combined capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00); and

          (e)  loans, advances or investments permitted by
     Section 5.01 hereof.

     Section 5.04 Dividends, Distributions and Redemptions. Neither Temtex nor any Subsidiary will, or will permit any Subsidiary to, declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders, or make any distribution of its assets to its stockholders, except that Temtex or such Subsidiaries may declare and deliver stock dividends. Neither the Borrower nor any of its

Subsidiaries will make any redemption or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any indebtedness for borrowed money owing to any Person other than Lender or of any indebtedness that is junior and subordinate to the Indebtedness, except, in the case of any such junior and subordinated indebtedness, as may be expressly allowed by the terms of any subordination agreement governing same. Except as set forth on
Schedule 5.04, neither the Borrower nor any of its Subsidiaries will make any payment of any management, consulting or similar fee (excluding normal salary and compensation payable in respect of services or as an officer of employee) or of any principal, interest or fees on any indebtedness (other than trade debt incurred in the ordinary course of business), owing to any officer, shareholder or other equity holder of Borrower, any such Subsidiary or to any Affiliate or any officer, shareholder or other equity holder of any such Affiliate if any Default or Event of Default exists at the time of any such payment or would exist as a result of making any such payment.

     Section 5.05 Sale of Properties. Neither the Borrower nor any Subsidiary will sell, transfer or otherwise dispose of all or any substantial portion or integral part of its Properties except in the ordinary course of business, or enter into any arrangement, directly or indirectly, with any Person whereby Borrower or any Subsidiary shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby Borrower or any Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which Borrower or any Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

     Section 5.06 Nature of Business. Neither the Borrower nor any Subsidiary will permit any material change to be made in the character of its business as carried on at the date hereof.

     Section 5.07 Limitation on Leases. Neither the Borrower nor any Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal), under leases or lease agreements, without the prior written consent of Lender, except
(i) leases and lease agreements for equipment used in the office operations of the Borrower in an aggregate amount for Borrower and all Subsidiaries (determined on a consolidated basis) not to exceed One Hundred Twenty Five Thousand Dollars ($125,000) in any fiscal year of Borrower, and (ii) leases and lease agreements described on Schedule 3.19 attached hereto, and renewals and extensions thereof at the same or lower rent.

     Section 5.08 Mergers, Consolidations, Acquisitions, Opening New Locations, etc. Neither the Borrower nor any Subsidiary will amend its certificate or articles of incorporation or otherwise change its corporate name or structure, or consolidate with or merge into or acquire any Person, or permit any other Person to consolidate with or merge into or acquire Borrower or any Subsidiary or acquire the stock of any corporation or form any Subsidiary, without prior approval of the Lender.

     Section 5.09 ERISA Compliance. The Borrower will not at any time permit any Plan maintained by it or any Subsidiary to:

          (a) engage in any "prohibited transaction" as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended;

          (b) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA; or

          (c) terminate any such Plan in a manner which could result in the imposition of a Lien on the Property of Borrower or any Subsidiary pursuant to Section 4068 of ERISA.

     Section 5.10 Issuance of Stock. During the term of this Agreement, Temco and all Subsidiaries will not issue any additional shares of stock without the written consent of Lender.

     Section 5.11 Changes in Accounting Methods. Borrower will not make any change in its accounting method as in effect on the date of this Agreement or change its fiscal year ending date from August 31, unless such changes have been determined by the independent certified public accountants described in
Section 4.01(a) to be appropriate, and Lender has been given prior written notice of such changes.

     Section 5.12 Transactions With Affiliates. Borrower will not, directly or indirectly, enter into any transaction (including, but not limited to, the sale or exchange of property or the rendering of any service) with any Affiliate, other than in the ordinary course of its business and upon substantially the same or better terms as it could obtain in an arm's length transaction with a Person who is not an Affiliate.

     Section 5.13   Affiliate Receivables.  Except for
receivables disclosed on Schedule 5.13, Borrower will not at any time allow any accounts receivable and other receivables to be owed to Borrower by any Affiliate.

     Section 5.14 Use of Proceeds. Borrower will not use the proceeds of the Note for purposes other than those set forth in
Section 3.13.

     Section 5.15 RICO. Borrower will not violate any laws, statutes or regulations, whether federal or state, for which forfeiture of its properties is a potential penalty, including, without limitation, RICO.

     Section 5.16 Restricted Payments. Borrower shall not, directly or indirectly, declare, order, pay, make or set apart any sum for any payment or prepayment of principal, premium, if any, or interest on, any Subordinated Debt except as is permitted by documentation expressly approved by Lender.

     Section 5.17 Subordinated Loan Documents. Borrower will not change or amend the terms of any Subordinated Debt or any of the documents related thereto without the consent of Lender.

     Section 5.18 Limitation on Capital Expenditures. Neither Borrower nor any Subsidiary will incur any capital expenditures (including payments with respect to capitalized lease obligations), if as a result thereof, the capital expenditures of the Company and its Subsidiaries in the aggregate, other than payments with respect to capitalized leases obligations identified on Schedule 3.19, would exceed $300,000 during any year.

                           ARTICLE VI
                           ----------
                       EVENTS OF DEFAULT
                       -----------------

     Section 6.01 Events. Any of the following events shall be considered an "Event of Default" as that term is used herein:

          (a) Principal and Interest Payments. Default is made in the payment or prepayment when due of any installment of principal or interest on the Note or any other Indebtedness;
     or

          (b)  Representations and Warranties.  Any
     representation or warranty made by Borrower, any Subsidiary, or any Guarantor in any Security Instrument, including this Agreement, in particular Article III, proves to have been incorrect in any material respect as of the date thereof; or any representation, statement (including financial statements), certificate or data furnished or made by Borrower, any Subsidiary or any Guarantor (or any officer, accountant or attorney of Borrower or any Subsidiary) under any Security Instrument, including this Agreement, proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified; or

          (c) Affirmative Covenants. Default is made in the due observance or performance of any of the covenants or agreements contained in Article IV of this Agreement or the Security Instruments; or

          (d) Negative Covenants. Default is made in the due observance or performance by Borrower or any Subsidiary of any of the covenants or agreements contained in Article V of this Agreement or the Security Instruments; or

          (e) Conditions Precedent. The Borrower fail to satisfy, or cause to be satisfied, any of the conditions precedent contained in Article VII hereof which are not to be completed as of the date of this Agreement; or

          (f) Other Security Instrument Obligations. Default is made in the due observance or performance by Borrower, any Subsidiary, or any Guarantor of any of the covenants or agreements contained in this Agreement or any Security Instrument other than this Agreement, and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under this Agreement or such Security Instrument; or

          (g) Involuntary Bankruptcy Proceedings. A receiver, conservator, custodian, liquidator, creditors' committee, board of inspectors, or trustee of Borrower, or any Subsidiary, or any Guarantor, or of any of their Property, is created, engaged, retained, procured, authorized, or appointed in the United States or under any law of any foreign country by the order or decree of any court or agency or supervisory authority having jurisdiction; or Borrower, or any Subsidiary, or any Guarantor becomes a debtor under the Bankruptcy Code of the United States or under the law of any foreign country, or is the subject of an order for relief, or becomes bankrupt or insolvent; or Borrower, any Subsidiary or any Guarantor's Property is sequestered, seized, or attached in the United

     States or under any law of any foreign country by court order or decree; or a complaint, petition, or similar pleading is filed against Borrower, any Subsidiary or any Guarantor under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, in the United States or in any foreign country, whether such law is now in existence or hereafter in effect; or

          (h) Voluntary Petitions. Borrower, any Subsidiary, or any Guarantor files a petition in bankruptcy or reorganization or seeks relief under any provision of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, in the United States or in any foreign country, whether such law is now in existence or hereafter in effect, or Borrower, any Subsidiary, or any Guarantor is the subject of an order for relief or winding up petition entered by any bankruptcy court, or Borrower, any Subsidiary, or any Guarantor consents to the filing of any petition against it under any such law in the United States or in any foreign country; or

          (i) Assignments, Conveyances or Transfers for Benefit of Creditors. Borrower, or any Subsidiary, or any Guarantor makes an assignment, conveyance, or transfer for the benefit of its creditors, or for the purpose of enforcing a lien against its Property, or admits in writing its inability to pay its debts generally as they become due, or is generally not paying its debts as such debts become due, or consents to the appointment of a custodian, receiver, trustee, assignee, or liquidator of all, substantially all, less than substantially all, or any part of its Property for the purpose of enforcing a lien against its Property; or

          (j)  Discontinuance of Business. Borrower, or any
     Subsidiary, or any Guarantor discontinues its usual business; or

          (k) Default on Other Debt or Security. Borrower, or any Subsidiary, or any Guarantor fails to make any payment due on any indebtedness or security (as "security" is defined in the Securities Act of 1933, as amended) or any event shall occur or any condition shall exist in respect of any indebtedness or security of Borrower, any Subsidiary, or any Guarantor, or under any agreement securing or relating to such indebtedness or security, the effect of which is (i) to cause or to permit any holder of such indebtedness or other security or a trustee to cause (whether or not such holder or trustee elects to cause) such indebtedness or security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or (ii) to permit a trustee or the holder of any security (other than common stock of Borrower or any Subsidiary) to elect (whether or not such holder or trustee does elect) a majority of the directors on the board of directors of Borrower, any Subsidiary, or any Guarantor; or

          (l) Undischarged Judgments. If judgment for the payment of money in excess of Ten Thousand Dollars ($10,000) is rendered by any court or other governmental body against Borrower, any Subsidiary, or any Guarantor and Borrower, or Subsidiary, or Guarantors do not immediately discharge the same or provide for its immediate discharge in accordance with its terms, or procure a stay of execution thereof within ten (10) days from the date of entry thereof, and within said period of ten (10) days from the date of entry thereof or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal while providing such reserves therefor as may be required under GAAP; or

          (m)  Insolvency.  If Borrower, any Subsidiary, or any
     Guarantor shall be or become insolvent; or

          (n) Fraudulent Transfers. Borrower, any Subsidiary, or any Guarantor shall have concealed, removed, or permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent transfer or similar law; or shall have made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint or other process which is not vacated within sixty (60) days from the date thereof; or

          (o) Forfeiture. The filing of formal charges under a federal or state law for which forfeiture of Borrower's, any Subsidiary's, or any Guarantor's Property is a potential penalty; or

          (p) Payments on Subordinated Debt. Borrower shall make any payment on account of the Subordinated Debt, except as is permitted by any agreement or document or instrument which has been approved by Lender; or

          (q) Challenge to Agreement or any Security Instrument. Borrower or any Subsidiary or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the Security Instruments, the legality or enforceability of any of the Indebtedness or the perfection or priority of any Lien granted to Lender; or

          (r)  Repudiation of or Default under Guaranty
     Agreement. Any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof; or

          (s) Revocation Proceeding. Any regulatory officer in the State of Texas or in any other state in which Borrower has a location brings an action or proceeding to revoke or otherwise attempts to revoke any material license issued to Borrower; or

          (t)  Change of Control of Temco Fireplace Products,
     Inc. Temtex Industries, Inc. ceasing to own, directly or indirectly, one hundred percent (100%) of the capital stock of Temco Fireplace Products, Inc.; or

          (u) Process Against Borrower. The issuance of an injunction or order of attachment, or any other process which is prior to a final judgment, for a claim of Ten Thousand and No/100 Dollars ($10,000.00) or more against Borrower, or any of the Borrower's Property, or any Property pledged to secure the Indebtedness; or

          (v)  Margin Stock.  The failure of Borrower, any
     Subsidiary or the Property pledged to secure the Indebtedness to comply with Regulations U or X of the Board of Governors of the Federal Reserve System, as amended; or

          (w)  Decline in Value of Collateral.  Any
     deterioration, impairment or decline in character or value of any part of the collateral subject to a Lien in favor of Lender to secure the Indebtedness (whether actual or reasonably anticipated) that causes such collateral in the judgment of Lender to become unsatisfactory as to character or value; or

          (x) Financial Responsibility. If in the reasonable exercise of its judgment Lender, in good faith, determines that the financial responsibility of Borrower has become otherwise unsatisfactory.

     Section 6.02 Remedies. Upon DEMAND, or the happening of any Event of Default specified in Section 6.01, (i) the Lender may declare the entire principal amount of all Indebtedness then outstanding including interest accrued thereon to be immediately due and payable (provided, that the occurrence of any event described in Subsections 6.01(g) or (h) shall automatically accelerate the maturity of the Indebtedness, without the necessity of any action by the Lender) without presentment, demand, protest, notice of protest or dishonor, notice of default, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of any kind, all of which are hereby expressly waived by Borrower, each Subsidiary and each Guarantor; and (ii) all obligations, if any, of the Lender hereunder, including the Commitment, shall immediately cease and terminate unless and until the Lender shall reinstate same in writing. In addition to and not in limitation of any of the other rights and remedies provided to Lender hereunder or under the Security Instruments in connection with the Property of Borrower in which Lender has a Lien, Borrower hereby agrees that upon request by Lender after the occurrence of an Event of Default, Borrower shall cooperate with Lender in the transfer of, and will execute all documentation requested by Lender in connection with the transfer of, to such Person as shall be directed by Lender, any or all of the Property then held by Borrower any Subsidiary, and in connection therewith Borrower agrees to take all other actions reasonably necessary in order to effectuate the transfer of any or all of such Property.

     Section 6.03 Prohibition of Transfer, Assignment and Assumption. This Agreement pertains to the extension of debt financing and financial accommodations for the benefit of the Borrower and the Subsidiaries and cannot be transferred to, assigned to or assumed by any other Person either voluntarily or by operation of law. In the event Borrower or any Subsidiary becomes a debtor under the Bankruptcy Code of the United States or under the law of any foreign country, any trustee or debtor in possession may not assume or assign this Agreement nor delegate the performance of any provision hereunder.

     Section 6.04 Right of Setoff. The Lender and any agent bank of the Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or any agent bank of the Lender to or for the credit or the account of the Borrower against any and all of the Indebtedness of the Borrower, irrespective of whether or not the Lender shall have made any demand under this Agreement or the Note and although such obligations may, be unmatured. The Lender agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section 6.04 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have. The rights contained in this Section 6.04 shall inure to the benefit of any participant in any loans made hereunder.

                          ARTICLE VII
                          -----------
                           CONDITIONS
                           ----------

     The obligation of the Lender to make the loans to be evidenced by the Note is subject to the accuracy of each and every representation and warranty of the Borrower and its Subsidiaries and Guarantors made or referred to in each Security Instrument, including this Agreement, or in any certificate delivered to the Lender pursuant to or in connection with any Security Instrument, including this Agreement, to the performance by the Borrower of its obligations to be performed hereunder on or before the date of the loan, and to the satisfaction of the following further conditions which must be satisfied as of the date of this Agreement or advance under the Revolving Credit Note.

     Section 7.01 Closing. The delivery of all instruments and certificates referred to in this Article VII not theretofore delivered and for the making of the loans provided for in Article II of this Agreement shall occur on or before September 6, 2000.

     Section 7.02   Note.  The Borrower shall have duly and
validly issued, executed and delivered the Revolving Credit Note to the Lender.

     Section 7.03 Charter; Bylaws. The Lender shall have received a copy of the articles or certificate of incorporation and the by-laws of Borrower, each Guarantor, and each Subsidiary which is to execute this Agreement or any other Security Instrument, certified as true by the Secretary or Assistant Secretary of Borrower or such Subsidiary or such Guarantor, respectively.

     Section 7.04 Secretary's Certificates. The Lender shall have received, on or before the date of Closing, certificates of the Secretary of Borrower, each Guarantor, and each Subsidiary which is to execute any Security Instrument setting forth (i) resolutions of its board of directors in form and substance satisfactory to the Lender with respect to the authorization of the Note, this Agreement and any other Security Instruments provided herein and the officers authorized to sign such instruments, and (ii) specimen signatures of the officers so authorized.

     Section 7.05 Opinion of Borrower's Counsel. The Lender shall have received on or before the Closing from counsel for the Borrower, Guarantors and the Subsidiaries, a favorable written opinion satisfactory to the Lender and its counsel, as to the matters contained in Sections 3.01, 3.02, 3.03, 3.04 and 3.05 hereof, and as to such counsel's knowledge of pending or threatened material litigation or governmental or regulatory proceedings against Borrower or any Subsidiary or Guarantors or any of the Property of Borrower or any Subsidiary or Guarantors; and as to the validity, creation, attachment and perfection of Liens under any of the Security Instruments; and as to such other matters incident to the transactions herein contemplated as the Lender or its counsel may request.

     Section 7.06 Counsel of Lender. At the time of the loans hereunder, all legal matters incident to the transactions herein contemplated shall be satisfactory to counsel of the Lender.

     Section 7.07 No Default. At the time of each loan hereunder, no Default shall have occurred, and there shall not have occurred any condition, event or act which constitutes, or with notice or lapse of time (or both) would constitute a default or event of default under any loan agreement, note agreement or trust indenture to which Borrower or any Subsidiary is a party.

     Section 7.08 No Material Adverse Changes. Prior to each loan, there shall have occurred, in the opinion of the Lender, no material adverse changes, either in any case or in the aggregate, in the assets, liabilities, financial condition, business, operations, affairs or circumstances of Borrower, any Guarantor, or any Subsidiary, from those reflected in the Financial Statements or by the facts warranted or represented in any Security Instrument, including this Agreement.

     Section 7.09 Other Security Instruments and Information. The Borrower shall have duly and validly executed and delivered, or caused to be executed and delivered, to the Lender the following instruments, each in form and substance satisfactory to the Lender, in sufficient executed counterparts for recording purposes, as security for the Note and other Indebtedness and shall have delivered the following documents containing information necessary to the preparation and perfection of the liens created by such instruments:

          (a) Security Agreements covering all of Borrower's accounts receivable, general intangibles, inventory, currently unencumbered machinery and equipment, furniture and fixtures, chattel paper, all regulatory licenses, trademarks, service marks, patents and other intellectual property, instruments, notes, and documents.

          (b) Stock Pledge Agreements and Stock Power Agreements sufficient to assign (i)Temtex Industries, Inc.'s interest in the capital stock of Temco Fireplace Products, Inc. and
     (ii) Temco Fireplace Products, Inc.'s interest in Temtex International, Inc. to Lender as collateral for Borrower's Obligations;

          (c) Financing Statements relating to the items described in Subsection (a); and

          (d) Certificates of Title on all vehicles in which the Lender is given a Lien;

     Section 7.10 Guaranties. The Guarantors shall have duly and validly executed and delivered, or caused to be executed and delivered, to the Lender in form and substance satisfactory to Lender, the Guaranty Agreements.

     Section 7.11 Recordings. The Security Instruments described in Section 7.09 hereof, including financing statements, security agreements and other notices related thereto, shall have been duly delivered to the appropriate offices for filing, recording or registration, and the Lender shall have received confirmations of receipt thereof from the appropriate filing, recording or registration offices.

     Section 7.12 Landlord's Waiver. Each landlord of Borrower and/or its Subsidiaries, as disclosed on Schedule 3.19, shall have executed and delivered, in form and substance satisfactory to the Lender, in sufficient executed counterparts for recording purposes, waivers of any Liens to which it may be entitled, in favor of the Lender.

     Section 7.13 Closing Fee. Lender shall have received, in immediately available funds, the Closing Fee.

     Section 7.14 Financial Condition. The results of the examination by Lender of the financial condition of Borrower including, but limited to, the examination of the Financial Statements and analysis of related data, shall be satisfactory to Lender, in its sole and absolute discretion.

     Section 7.15   [INTENTIONALLY DELETED]

     Section 7.16 Subordination Agreement. The Subordinated Lenders (if any) will enter into a Subordination Agreement with Lender in form and substance satisfactory to Lender in its sole discretion which will subordinate all the outstanding indebtedness of the Borrower owing to such Subordinate Lender to the Obligations of Borrower to Lender pursuant to this Agreement and the other Security Instruments.

     Section 7.17 Additional Matters. The Lender shall have received all exhibits, annexes schedules herein referenced and such additional reports, certificates, documents, statements, legal opinions, agreements and instruments, in form and substance reasonably satisfactory to the Lender, as the Lender shall have reasonably requested from Borrower, Guarantors and their respective counsel.

     Section 7.18 Revolving Credit Advances. Advances under the Revolving Credit Note shall further be subject to the following specific conditions:

          (a) There shall have been no Default under this Agreement nor under any of the other Security Instruments;

          (b) The Financial Statements shall have been furnished and shall be, as of the date thereof, true and correct, and all other financial information required by the Lender shall have been furnished and shall be, as of the date of the requested advance, true and correct; and

          (c) The financial condition of the Borrower, as shown by the most recent Financial Statement described in Section
     4.01(b) hereof, shall be acceptable to the Lender, in its sole discretion.

     Section 7.19 No Litigation. No action, proceeding, investigation, regulations or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of disagreement or the consummation of the transactions contemplated hereby.

     Section 7.20 Excess Availability Requirement. Lender shall have determined that immediately after Lender has made at Closing the initial Advances contemplated hereby and Borrower has paid (or made provisions for payment of) secured loans, accounts payable over sixty (60) days past due and all closing costs incurred in connection with the transactions contemplated hereby, the amount of the Borrowing Base shall exceed the aggregate principal amount of all outstanding Advances by at least $2,000,000.

                          ARTICLE VIII
                          ------------
                         MISCELLANEOUS
                         -------------

     Section 8.01 Notices. All communications under or in connection with this Agreement or the Note shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, or personally delivered to an officer of the receiving party. All such communications shall be mailed or delivered as follows:

          (a)  If to Borrower: c/o Temtex Industries, Inc.
                               5400 LBJ Freeway, Suite 1375
                               Dallas, Texas  75240
                               Attn:  E. R. Buford, President

          (b)  If to Lender:   Frost Capital Group
                               1010 Lamar Street, Suite 700
                               Houston, Texas  77002
                               Attn:  Ms. Susan Holliday

Any notice so addressed and mailed by registered or certified mail, return receipt requested, shall be deemed to be given when so mailed, and any notice so delivered in person shall be deemed to be given when actually received by, or receipt therefor is given by, an authorized officer of the Borrower or the Lender, as the case may be.

     Section 8.02 Deviation from Covenants. The procedure to be followed by the Borrower to obtain the consent of the Lender to any deviation from the covenants contained in this Agreement or any other Security Instrument shall be as follows:

          (a) The Borrower shall send a written notice to the Lender setting forth (i) the covenant(s) relevant to the matter, (ii) the requested deviation from the covenant(s) involved, and (iii) the reason for the requested deviation from the covenant(s); and

          (b) The Lender will within a reasonable time send a written notice to the Borrower, signed by an authorized officer of the Lender, permitting or refusing the request; but in no event will any deviation from the covenants of this Agreement or any other Security Instrument be effective without the written consent of the Lender.

     Section 8.03 Invalidity. In the event that any one or more of the provisions contained in the Note, this Agreement or in any other Security Instrument shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Note, this Agreement or any other Security Instrument.

     Section 8.04 Survival of Agreements. All representations and warranties of the Borrower herein, and all covenants and agreements herein not fully performed before the effective date of this Agreement, shall survive such date.

     Section 8.05 Successors and Assigns. All covenants and agreements contained by or on behalf of the Borrower or any Subsidiary or any Guarantor in the Note, this Agreement and any other Security Instrument shall bind its successors and assigns or the heirs and personal representatives of any individual Guarantor and shall inure to the benefit of the Lender and its successors and assigns; except that neither Borrower, nor any Subsidiary, nor any Guarantor, nor any Person acting on behalf of any of them may assign any of their rights hereunder without the prior written consent of Lender. In the event that the Lender sells participations in the Note, or other Indebtedness of the Borrower incurred or to be incurred pursuant to this Agreement, to other lenders, each of such other lenders shall have the rights of set off against such Indebtedness and similar rights or Liens to the same extent as may be available to the Lender.

     Section 8.06 Renewal, Extension or Rearrangement. All provisions of this Agreement relating to the Note or other Indebtedness shall apply with equal force and effect to each and all promissory Note hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of any part of the Indebtedness originally represented by the Note or of any part of such other Indebtedness. Any provision of this Agreement to be performed during the "term of this Agreement," "term hereof" or similar language, shall include any extension period.

     Section 8.07 Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any right, power or privilege of the Lender under the Note, this Agreement or any other Security Instrument shall operate as a waiver thereof, except as otherwise provided in Section 8.02 hereof.

     Section 8.08 Cumulative Rights. Rights and remedies of the Lender under the Note, this Agreement and each other Security Instrument shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 8.09   Construction.  This Agreement is, and the
Revolving Credit Note will be, a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas.

     Section 8.10 Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws now in force. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in the Note, this Agreement or in any other Security Instrument or agreement entered into in connection with or as security for the Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under the Note, this Agreement or under any of the other aforesaid Security Instruments or agreements or otherwise in connection with the Note shall under no circumstances exceed the maximum amount of interest permitted by applicable law, and any excess shall be credited on the Note by the holder thereof (or, if the Note shall have been paid in full, refunded to the Borrower); (ii) determination of the rate of interest for determining whether the loans hereunder are usurious shall be made by amortizing, prorating, allocating and spreading, during the full stated term of such loans, all interest at any time contracted for, charged or received from the Borrower in connection with such loans, and any excess shall be canceled, credited or refunded as set forth in (i) herein; and (iii) in the event that the maturity of the Note is accelerated by reason of an election of the holder thereof resulting from any Default or Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount permitted by applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Note (or, if the Note shall have been paid in full, refunded to the Borrower).

     Section 8.11 Multiple Originals. This Agreement may be executed in two (2) or more copies; each fully executed copy shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 8.12 Exhibits and Schedules. All exhibits and schedules to this Agreement are incorporated herein by this reference for all purposes. The exhibits and schedules may be attached hereto, or bound together with or separately from this Agreement, and such binding shall be effective to identify such exhibits as if attached to this Agreement.

     Section 8.13 No Triparty Loan. Texas Revised Civil Statutes Annotated, Finance Code, Chapter 346 (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loans evidenced by this Agreement or the Note.

     Section 8.14 Applicable Rate Ceiling. Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Texas Revised Civil Statutes Annotated, Finance Code, Chapter 303, as amended.

     Section 8.15   Performance and Venue.  The obligations of
Borrower contained herein are performable at Lender's offices in Houston, Harris County, Texas, and venue for any action in connection therewith shall be in Harris County, Texas.

     Section 8.16 Negotiation of Documents. This Agreement, the Note and all other Security Instruments have been negotiated by the parties at arm's length, each represented by its own counsel, and the fact that the documents have been prepared by the Lender's counsel, after such negotiation, shall not be cause to construe any of such documents against the Lender.

     Section 8.17 Notices Received by Lender. Any instrument in writing, telex, telegram, telecopy or cable received by the Lender in connection with any loan hereunder, which purports to be dispatched or signed by or on behalf of Borrower, shall conclusively be deemed to have been signed by such party, and Lender may rely thereon and shall have no obligation, duty or responsibility to determine the validity or genuineness thereof or authority of the Person or Persons executing or dispatching the same.

     Section 8.18 Debtor-Creditor Relationship. None of the terms of this Agreement or of any other document executed in conjunction herewith or related hereto shall be deemed to give the Lender the rights or powers to exercise control over the business or affairs of the Borrower. The relationship between the Borrower and the Lender created by this Agreement is only that of debtor/creditor.

     Section 8.19 No Third-Party Beneficiaries. This Agreement is for the sole and exclusive benefit of Borrower and Lender. This Agreement does not create, and is not intended to create, any rights in favor of or enforceable by any other Person. This Agreement may be amended or modified by the agreement of the Borrower and Lender, without any requirement or necessity for notice to, or the consent of or approval of any other Person.

     Section 8.20 Indemnification. EACH BORROWER JOINTLY AND SEVERALLY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER AND ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND ADVISORS (EACH, AND "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION OR PROCEEDING OR PREPARATION OF DEFENSE IN CONNECTION THEREWITH) THIS AGREEMENT, THE NOTES, THE SECURITY INSTRUMENTS OR ANY OTHER INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION THEREWITH OR HEREWITH, ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN OR HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE LOANS (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSES IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT, IN THE CASE OF AN INVESTIGATION, LITIGATION OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS
SECTION 8.20 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE REGARDLESS OF WHETHER SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY BORROWER OR ITS RESPECTIVE DIRECTORS, SHAREHOLDERS OR CREDITORS OR AN INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO AND WHETHER THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER AGREEMENT OF THE BORROWER HEREUNDER, THE AGREEMENTS AND OBLIGATIONS OF BORROWER CONTAINED IN THIS SECTION 8.20 SHALL SURVIVE THE PAYMENT IN FULL OF THE INDEBTEDNESS AND ALL OTHER AMOUNTS PAYABLE UNDER THIS AGREEMENT.

     Section 8.21 Release Of Liability. TO THE MAXIMUM EXTENT PERMITTED BY LAW FROM TIME TO TIME IN EFFECT, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AND AFTER EACH HAS CONSULTED WITH ITS OWN ATTORNEY) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT NO CLAIM MAY BE MADE BY BORROWER AGAINST THE LENDER OR ANY OF ITS AFFILIATES, PARTICIPANTS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, OR AGENTS OR ANY OF ITS OR THEIR SUCCESSORS AND ASSIGNS, FOR ANY SPECIAL, INDIRECT,

CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM IS BASED ON CONTRACT, TORT OR STATUTE) ARISING OUT OF, OR RELATED TO, THE TRANSACTIONS CONTEMPLATED BY ANY OF THIS AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS OR ANY OTHER RELATED DOCUMENTS, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH. IN FURTHERANCE OF THE FOREGOING, BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR, AND BORROWER SHALL INDEMNIFY AND HOLD HARMLESS LENDER AND ITS AFFILIATES, PARTICIPANTS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS AND AGENTS AND THEIR SUCCESSORS AND ASSIGNS OF AND FROM ANY SUCH CLAIMS.

     Section 8.22 WAIVER OF TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO. IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTIONS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.22 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     Section 8.23 DTPA Waiver. Borrower acknowledges and agrees, on Borrower's own behalf of any permitted assigns and successors hereafter, that the DTPA is not applicable to this transaction. Accordingly, Borrower's rights and remedies with respect to the transaction contemplated under this Agreement and with respect to all acts or practices of Lender, past, present or future, in connection with such transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, Borrower agrees as follows:

          (a) Borrower represents that Borrower has the knowledge and experience in financial and business matters that enable Borrower to evaluate the merits and risks of the business transaction that is the subject of this Agreement. Borrower also represents that Borrower is not in a significantly disparate bargaining position in relation to Lender. Borrower has negotiated the loan documents with Lender at arm's length and have willingly entered into the loan documents.

          (b) Borrower represents that (i) Borrower has been represented by the firm of Arter and Haden, as legal counsel in the transaction contemplated by this Agreement and (ii) such legal counsel was not directly or indirectly identified, suggested or selected by Lender or an agent of Lender.

          (c) This Agreement relates to a transaction involving total consideration by Borrower of more than $100,000.00 and does not involve the Borrower's residence.

Borrower agrees, on Borrower's own behalf and on behalf of Borrower's permitted assigns and successors, that all of the Borrower's rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies under the DTPA resulting from or arising out of any and all acts or practices of Lender in connection with this transaction, whether such acts or practices occur before or after the execution of this Agreement.

In furtherance thereof, Borrower agrees that by signing this Agreement, Borrower and any permitted assigns and successors are bound by the following waiver:

               WAIVER OF CONSUMER RIGHTS. BORROWER
          HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE
          TRADE PRACTICES - CONSUMER PROTECTION ACT,
          SECTION 17.41 ET. SEQ. BUSINESS & COMMERCE
          CODE, A LAW THAT GIVES CONSUMERS SPECIAL
          RIGHTS AND PROTECTIONS.  AFTER CONSULTATION
          WITH AN ATTORNEY OF BORROWER'S OWN SELECTION,
          BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER.

BORROWER HAS READ AND UNDERSTANDS SECTION 8.23:
   /s/ ERB    (INITIALS)
-------------

     Section 8.24   Final Expression. THIS WRITTEN LOAN
AGREEMENT, THE NOTE AND THE OTHER SECURITY INSTRUMENTS REPRESENT
THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT
ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL
AGREEMENTS BETWEEN THE PARTIES.

     Section 8.25 Reversal of Payments. Lender shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Indebtedness in a manner consistent with the terms of this Agreement. To the extent any Borrower makes a payment or payments to Lender, or Lender receives any payment or proceeds of any collateral for Borrower's benefit, which payment(s) or proceed or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other part under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Indebtedness or party thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by Lender.

     Section 8.26 Injunctive Relief. Each Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lender, therefore, each Borrower agrees that if any Default or Event of Default shall have occurred and be continuing, Lender shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

     Section 8.27 The Term "Borrower" or "Borrowers". All references to "Borrower" or "Borrowers" herein shall refer to and include each of Temtex Industries, Inc. and Temco Fireplace Products, Inc. separately and all representations contained herein shall be deemed to be separately made by each of them, and each of the covenants, agreements and obligations set forth herein shall be deemed to be the joint and several covenants, agreements and obligations of them. Any notice, request, consent, report or other information or agreement delivered to Lender by any Borrower shall be deemed to be ratified by, consented to and also delivered by the other Borrower. Each Borrower recognizes and agrees that each covenant and agreement of "Borrower" or "Borrowers" under this Agreement and the other Loan Documents shall create a joint and several obligation of the Borrowers, which may be enforced against Borrowers, jointly, or against each Borrower separately. Without limiting the terms of this Agreement and the other Loan Documents, security interests granted under this Agreement and other Loan Documents in properties, interests, assets and collateral shall extend to the properties, interests, assets and collateral of each Borrower. Similarly, the term "Indebtedness" shall include, without limitation, all obligations, liabilities and indebtedness of such corporations, or any one of them, to Lender, whether such obligations, liabilities and indebtedness shall be joint, several, joint and several or individual.

     Section 8.28   Joint and Several Liability; Rights of
Contribution.

          (A)  Each Borrower states and acknowledges that:
(i) pursuant to this Agreement, Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single corporate entity and that this Agreement reflects the establishment of credit facilities which would not otherwise be available to such Borrower if each Borrower were not jointly and severally liable for payment of all of the Indebtedness; (ii) it has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (iii) it is both a condition precedent to the Indebtedness of Lender hereunder and a desire of the Borrowers that each Borrower execute and deliver to Lender this Agreement; and (iv) Borrowers have requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.

          (B)  Each Borrower hereby irrevocably and
unconditionally: (i) agrees that it is jointly and severally liable to Lender for the full and prompt payment of the Indebtedness and the performance by each Borrower of its Indebtedness hereunder in accordance with the terms hereof;
(ii) agrees to fully and promptly perform all of its Indebtedness hereunder with respect to each advance of credit hereunder as if such advance had been made directly to it; and (iii) agrees as a primary obligation to indemnify Lender on demand for and against any loss incurred by Lender as a result of any of the Indebtedness of any one or more of the Borrowers being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to Lender or any Person, the amount of such loss being the amount which Lender would otherwise have been entitled to recover from any one or more of the Borrowers.

          (C) It is the intent of each Borrower that the Indebtedness and liability hereunder of no one of them be subject to challenge on any basis, including, without limitation, pursuant to any applicable fraudulent conveyance or fraudulent transfer laws. Accordingly, as of the date hereof, the liability of each Borrower under this Section 8.28, together with all of its other liabilities to all Persons as of the date hereof and as of any other date on which a transfer or conveyance is deemed to occur by virtue of this Agreement, calculated in amount sufficient to pay its probable net liabilities on its existing Indebtedness as the same become absolute and matured ("Dated Liabilities") is, and is to be, less than the amount of the aggregate of a fair valuation of its property as of such corresponding date ("Dated Assets"). To this end, each Borrower under this Section 8.28, (i) grants to and recognizes in each other Borrower, ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Liabilities of such Borrower or, as the case may be,
(ii) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from each of the other Borrowers in the amount, if any, by which the Dated Liabilities of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such Borrower under this Section 8.28. In recognizing the value of the Dated Assets and the Dated Liabilities, it is understood that Borrowers will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this
Section 8.28 that each Borrower recognizes rights to subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of an arbitrary interpretation of its joint and several Indebtedness hereunder. In addition to and not in limitation of the foregoing provisions of this Section 8.28, the Borrowers and Lender hereby agree and acknowledge that it is the intent of each Borrower and of Lender that the Indebtedness of each Borrower hereunder be in all respects in compliance with, and not be voidable pursuant to, applicable fraudulent conveyance and fraudulent transfer laws.

          (D) Notwithstanding the foregoing, and the Borrowers' agreement to be jointly and severally liable for payment of all the Indebtedness, each of the Borrowers is a separate and distinct corporation. Lender acknowledges and agrees that each Borrower is a separate and distinct entity and further agrees not to challenge or dispute the separate existence of each Borrower.

     Section 8.29 Structure of Credit Facility. Each Borrower agrees and acknowledges that the present structure of the credit facilities detailed in this Agreement is based in part upon the financial and other information presently known to Lender regarding each Borrower, the corporate structure of Borrowers, and the present financial condition of each Borrower. Each Borrower hereby agrees that upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, in its sole credit judgment, to require that any or all of the following changes be made to these credit facilities: (i) make Advances specifically to a specific Borrower, (ii) restrict loans and advances between Borrowers, (iii) require that each Borrower execute a guaranty of the Indebtedness of each other Borrower to Lender and (iv) require that any advances made by a Borrower to another Borrower be collateralized in a manner acceptable to

Lender.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                                BORROWER:
                                ---------


                                TEMTEX INDUSTRIES, INC.,
                                a Delaware corporation


                                By:   /s/ E. R. Buford
                                    ----------------------------
                                Name:  E. R. Buford
                                Title:  President


                                TEMCO FIREPLACE PRODUCTS, INC.,
                                a Texas corporation


                                By:   /s/ E. R. Buford
                                    ---------------------------
                                Name:  E. R. Buford
                                Title:  President


                                LENDER:
                                -------

                                THE FROST NATIONAL BANK,
                                a national banking association
                                doing business as
                                FROST CAPITAL GROUP, and
                                formerly known as
                                CREEKWOOD CAPITAL GROUP



                                By:  /s/ Susan Holliday
                                    --------------------------
                                Name:  Susan Holliday
                                Title:    Vice President

                           Exhibit "A"

                      Revolving Credit Note
                      ---------------------





$4,000,000.00            Houston, Texas         September 6, 2000


     ON DEMAND, or if no demand is made, on or before three years from the date hereof or such later date if extended pursuant to the terms of the Loan Agreement (as hereinafter defined), the undersigned, TEMTEX INDUSTRIES, INC., a Delaware corporation, and TEMCO FIREPLACE PRODUCTS, INC., a Texas corporation (individually and collectively, jointly and severally, the "Maker"), with principal office and mailing address at 5400 LBJ Freeway, Suite 1375, Dallas, Texas 75240, HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of

                    THE FROST NATIONAL BANK,
                a national banking association,
                       doing business as
                      FROST CAPITAL GROUP
                    and formerly known as
                   CREEKWOOD CAPITAL GROUP

(together with its successors and assigns, "Lender"), at its offices at 1010 Lamar, Suite 700, Houston, Harris County, Texas 77002, in lawful money of the United States of America, up to the sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), or so much thereof as may be advanced from time to time pursuant to that certain Loan Agreement, of even date herewith, between Maker and Lender (as renewed, extended, amended and restated from time to time, the "Loan Agreement"), together with interest on the unpaid principal balance hereof from time to time outstanding at a floating rate per annum which is one and one quarter percent (1.25%) per annum (hereinafter called the "Margin Percentage") above the Prime Rate (as hereinafter defined), as the same may change from day to day, calculated as of the last day of each month, but in no event to exceed the maximum rate of nonusurious interest allowed from time to time by law as now or, to the extent allowed by law, as may hereafter be in effect (hereinafter called the "Maximum Nonusurious Interest Rate"), with adjustments due to changes in the Prime Rate to be made on the effective date of any change in the Prime Rate. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the Margin Percentage shall equal a varying rate per annum which is two percent (2.00%) above the rate specified in the immediately preceding sentence (but in no event to exceed the Maximum Nonusurious Interest Rate), from maturity until paid, and to the extent permitted by applicable law, past due interest shall also accrue interest at such per annum rate. Unless otherwise specified below, interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days (including the first but excluding the last day) elapsed, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per annum basis of a year of 365 days or 366 days, as the case may be.

     "Prime Rate" shall mean that variable rate of interest per annum established by The Frost National Bank, a national banking association (together with its successors and assigns,

"Reference Bank") from time to time as its "prime rate." Such rate is set by Reference Bank as a general reference rate of interest, taking into account such factors as Reference Bank may deem appropriate, it being understood that many of Reference Bank's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Reference Bank may make various commercial or other loans at rates of interest having no relationship to such rate. The Prime Rate shall never be less than seven percent (7.00%) per annum.

     In the event that Reference Bank does not have a rate designated by it as its "prime rate," then the Prime Rate under this Revolving Credit Note (this "Note") shall be deemed to be the variable rate of interest per annum which is the general reference rate designated by Reference Bank as its "reference rate," "base rate" or other similar rate and which is comparable to the Prime Rate as described above. In the event that Reference Bank shall cease to have any of the rates described in the preceding sentence, then the prime rate shall be that variable rate of interest per annum established by any one of the following-described institutions as its "prime rate," subject to the factors described hereinabove, which institution may be chosen by Lender at its sole option exercised in good faith, and changed by Lender at its sole option, from time to time, any such change to become effective on the date of such change; such institutions shall include: Citibank, N.A., The Chase Manhattan Bank, N.A. and Banker's Trust Company.

     Notwithstanding the foregoing, if at any time the sum of the Margin Percentage plus the Prime Rate exceeds the Maximum Nonusurious Interest Rate, the rate of interest to accrue on this Note shall be limited to the Maximum Nonusurious Interest Rate, but any subsequent reductions in the Prime Rate shall not reduce the rate of interest to accrue on this Note below the Maximum Nonusurious Interest Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect.

     If at maturity or final payment of this Note the total amount of interest paid or accrued under the foregoing provisions is less than the total amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect, then Maker agrees, to the extent allowed by law, to pay to Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on this Note if the Maximum Nonusurious Interest Rate had at all times been in effect or (ii) the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect and (b) the amount of interest accrued in accordance with the other provisions of this Note.

     Accrued interest is due and payable monthly commencing the first day of the calendar month immediately succeeding the calendar month in which the first advance is made hereunder by Lender and on the first day of each and every succeeding month thereafter during the term hereof and at maturity; provided, that, upon any prepayment of principal, at the option of Lender, it may demand (at any time at or after prepayment) all accrued and unpaid interest with respect to the principal amount prepaid through the date of prepayment. Reference is hereby made to
Section 2.02 of the Loan Agreement for additional provisions regarding calculation of interest accrued on this Note.

     The unpaid principal balance hereof shall at no time exceed the sum of Four Million and No/100 Dollars ($4,000,000.00). The unpaid principal balance of this Note at any time shall be the total amounts loaned or advanced hereunder by the holder hereof, less the amount of payments or prepayments of principal made hereon by or for the account of Maker. All loans or advances and all payments or prepayments made hereunder on account of principal or interest may be evidenced by Lender, or any subsequent holder, maintaining in accordance with its usual practice an account or accounts evidencing the indebtedness of Maker resulting from all loans or advances and all payments or prepayments hereunder from time to time and the amounts of principal and interest payable and paid from time to time hereunder, in which event, in any legal action or proceeding in respect of this Note, the entries made in such account or accounts shall be conclusive evidence of the existence and amounts of the obligations of Maker therein recorded. In the event that the unpaid principal amount hereof at any time, for any reason, exceeds the maximum amount hereinabove specified, Maker agrees to pay the excess principal amount forthwith upon demand; such excess principal amount shall in all respects be deemed to be included among the loans or advances made pursuant to the other terms of this Note and shall bear interest at the rates hereinabove stated.

     Advances hereunder may be made by the holder hereof
(i) pursuant to the terms of any written agreement executed in connection herewith between Maker and Lender, including, without limitation, the Loan Agreement, or (ii) at the oral or written request of any of the undersigned or of any officer or agent of Maker designated by or acting under the authority of resolutions of the board of directors of Maker, a duly certified or executed copy of which shall be furnished to the holder hereof, until written notice of the revocation of such authority is received by the holder hereof. Maker covenants and agrees to furnish to the holder hereof written confirmation of any such oral request within five (5) days of the resulting loan or advance, but any such loan or advance shall be deemed to be made under and entitled to the benefits of this note irrespective of any failure by Maker to furnish such written confirmation. Any loan or advance shall be conclusively presumed to have been made under the terms of this note to or for the benefit of Maker when made pursuant to the terms of any written agreement executed in connection herewith between Maker and Lender, or in accordance with such requests and directions or when said advances are deposited to the credit of the account of Maker with Lender regardless of the fact that persons other than those authorized hereunder may have authority to draw against such account, or may have requested an advance.

     If any installment or payment of principal or interest of this Note is not paid when due; or if a default occurs under any instrument now or hereafter executed in connection with or as security for this Note including, without limitation, the Loan Agreement, thereupon, or upon demand, at the option of Lender, the principal and unpaid accrued interest on this Note and any and all other indebtedness of Maker to Lender shall become due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Maker and each other liable party.

     If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection, Maker and each drawer, acceptor, endorser, guarantor, surety, accommodation party or other person now or hereafter primarily or secondarily liable upon or for payment of all or any part of this Note (each hereinafter called an "other liable party") jointly and severally agree to pay Lender the collection costs of Lender, including reasonable attorney's fees. Maker and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Maker and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security, and Maker and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security herefor, in whole or in part, with or without notice, from time to time, before or after maturity.

     It is the intention of Maker and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the Maximum Nonusurious Interest Rate, and any excess shall be credited on this Note by the holder hereof (or if this Note shall have been paid in full, refunded to Maker); (b) if determination of the rate of interest for determining whether the loans hereunder are usurious shall be made by amortizing, prorating, allocating and spreading, in equal parts during the full stated term of such loans (including any renewals of the term hereof) all interest at any time contracted for, charged or received from Maker in connection with such loans, and any excess shall be canceled, credited or refunded as set forth in clause (a) herein; and (c) in the event that maturity of this Note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Maximum Nonusurious Interest Rate, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to Maker).

     This Note shall be construed under and governed by the laws of the State of Texas and applicable federal law, but Texas Revised Civil Statutes Annotated, Finance Code, Chapter 346 (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loan evidenced by this Note.

     Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Texas Revised Civil Statutes Annotated, Finance Code, Chapter 303, as amended.

     Maker, if two or more in number, shall be jointly and severally bound hereby.

     Wherefore, intending to be legally bound hereby, Maker has executed this Note.

                              MAKER:

                              TEMTEX INDUSTRIES, INC.,
                              a Delaware corporation


                              By: /s/ E. R. Buford
                                 -----------------------------
                              Name:  E. R. Buford
                              Title:  President



                              TEMCO FIREPLACE PRODUCTS, INC.,
                              a Texas corporation


                              By:   /s/ E. R. Buford
                                 -----------------------------
                              Name:  E. R. Buford
                              Title:  President

                           Exhibit "B"

                      Subordinated Lenders
                      --------------------

                        [Not applicable]

--------------------------------------------------------------
--------------------------------------------------------------



                       SECURITY AGREEMENT


                         By and Between



                     TEMTEX INDUSTRIES, INC.



                           in favor of



                    THE FROST NATIONAL BANK,
                 a national banking association,
                        doing business as
                     FROST CAPITAL GROUP and
                        formerly known as
                     CREEKWOOD CAPITAL GROUP




                           Dated as of

                        September 6, 2000




-----------------------------------------------------------------
-----------------------------------------------------------
                        TABLE OF CONTENTS

ARTICLE I GENERAL............................................1
  Section 1.01   Certain Definitions.........................1
  Section 1.02   Terms Defined in Code.......................2
ARTICLE II     SECURITY INTEREST.............................2
  Section 2.01   Grant of Security Interest..................2
  Section 2.02   Indebtedness Secured........................4
  Section 2.03   Limited License.............................5
ARTICLE III    REPRESENTATIONS AND WARRANTIES................5
  Section 3.01   Information.................................5
  Section 3.02   Ownership and Liens.........................5
  Section 3.03   Status of Accounts..........................6
  Section 3.04   Status of Related Rights....................6
  Section 3.05   Status of Books and Records.................6
  Section 3.06   Location....................................6
  Section 3.07   Certificate of Title........................7
  Section 3.08   Collateral Not Covered by Documents.........7
  Section 3.09   Corporate Existence Power and
                    Authorization............................7
  Section 3.10   Status of Instruments.......................7
ARTICLE IV     COVENANTS.....................................7
  Section 4.01   Financing Statement Filings.................7
  Section 4.02   Taxes, etc..................................8
  Section 4.03   Satisfactory Collateral.....................8
  Section 4.04   Possession of Collateral....................8
  Section 4.05   Maintenance of Collateral...................8
  Section 4.06   Further Assurances..........................8
  Section 4.07   Filing Reproductions........................9
  Section 4.08   Delivery of Information.....................9
  Section 4.09   Compromise of Collateral....................9
  Section 4.10   Title; Prohibited Liens and Filings.........9
  Section 4.11   Inspection..................................9
  Section 4.12   Account Obligations.........................9
  Section 4.13   Use of Inventory...........................10
  Section 4.14   Collection and Enforcement of Accounts,
                 General Intangibles and Related Rights.....10
  Section 4.15   Reports....................................11
  Section 4.16   Proceeds...................................11
  Section 4.17   Insurance..................................11
  Section 4.18   Expenses...................................12
  Section 4.19   Financial Statements and Reports...........12
  Section 4.20   Fixtures or Accessions.....................12
ARTICLE V RIGHTS AND REMEDIES...............................13

  Section 5.01   With Respect to Collateral.................13
  Section 5.02   Application of Cash Sums...................13
  Section 5.03   Default, Events............................14
  Section 5.04   Default, Remedies..........................15
  Section 5.05   Proceeds...................................16
  Section 5.06   Deficiency.................................16
  Section 5.07   Secured Party's Duties.....................16
  Section 5.08   Secured Party's Actions....................16
  Section 5.09   Transfer of Indebtedness
                    and Collateral..........................17
  Section 5.10   Cumulative Security........................17
  Section 5.11   Continuing Agreement.......................17
  Section 5.12   Cumulative Rights..........................17
  Section 5.13   Exercise of Rights.........................17
  Section 5.14   Remedy and Waiver..........................18
  Section 5.15   Non-Judicial Remedies......................18
ARTICLE VI     MISCELLANEOUS................................18
  Section 6.01   Debtor.....................................18
  Section 6.02   Preservation of Liability..................18
  Section 6.03   Notices....................................18
  Section 6.04   Construction...............................18
  Section 6.05   Amendment and Waiver.......................18
  Section 6.06   Invalidity.................................18
  Section 6.07   Successors and Assigns.....................19
  Section 6.08   Survival of Agreements.....................19
  Section 6.09   Titles of Articles and Sections............19
  Section 6.10   Exhibits...................................19
  Section 6.11   Conflict of Terms..........................19

                       SECURITY AGREEMENT
                       ------------------

     THIS SECURITY AGREEMENT dated as of September 6, 2000, by TEMTEX INDUSTRIES, INC., a Delaware corporation, with principal office and mailing address at 5400 LBJ Freeway, Suite 1375, Dallas, Texas 75240 ("Debtor"), in favor of THE FROST NATIONAL BANK, a national banking association, doing business as FROST CAPITAL GROUP and formerly known as CREEKWOOD CAPITAL GROUP, whose office address is at 1010 Lamar, Suite 700, Houston, Texas 77002 (herein called "Secured Party").

                      W I T N E S S E T H
                      - - - - - - - - - -
     A. Debtor has requested Secured Party to make a loan or loans to or for the account of Debtor and Temco Fireplace
Products, Inc. ("Temco") pursuant to that certain Loan Agreement by and among Debtor, Temco and Secured Party of even date herewith (as renewed, modified and restated from time to time, the "Agreement");

     B. Secured Party has conditioned its agreement to make such loan or loans under that certain Agreement upon Debtor's execution and delivery of this Security Agreement;

     NOW, THEREFORE, to induce Secured Party to make a loan or loans to or for the account of Debtor, at the special instance of Secured Party, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Secured Party, as follows:

                            ARTICLE I
                            ---------
                             GENERAL
                             -------

     Section 1.01   Certain Definitions.  As used in this
Security Agreement, the following terms shall have the respective meanings as indicated, unless the context otherwise requires:


          "Accounts" shall have the meaning indicated in Subsection 2.01(a) of this Security Agreement.

          "Agreement" shall have the meaning set forth in the Recitals hereto.

          "Books and Records" shall mean all books, records, reports, memoranda, and/or data compilations, in any form (including, without limitation, corporate and other business records, customer lists, credit files, computer programs, printouts and any other computer materials and records), of Debtor pertaining to any of the Accounts, General Intangibles, Goods, and any other Property included in the Collateral.

          "Code" shall mean the Uniform Commercial Code as presently in effect in the State of Texas, Texas Business &
     Commerce Code Annotated Sections 1.101 through 11.108.

          "Collateral" shall mean all Property, including without limitation, cash or other proceeds, in which Secured Party shall have a security interest pursuant to Section 2.01 of this Security Agreement.

          "General Intangibles" shall have the meaning indicated in Subsection 2.01(b) of this Security Agreement.

          "Goods" shall have the meanings indicated in Subsection
     2.01(c) of this Security Agreement.

          "Indebtedness" shall have the meaning indicated in
     Section 2.02 of this Security Agreement.

          "Instruments" shall have the meaning indicated in Subsection 2.01(e) of this Security Agreement.

          "Other Liable Party" shall mean any Person other than Debtor, primarily or secondarily liable for any of the Indebtedness or who grants Secured Party a lien upon and/or a security interest on any Property as security for any of the Indebtedness.

          "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, trustee, unincorporated organization, government or agency or court or political subdivision thereof, or any other form of entity.

          "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "Related Rights" shall mean all chattel papers, documents and instruments relating to the Accounts or General Intangibles and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any Accounts or General Intangibles or any such chattel papers, documents and instruments.

          "Security Agreement" shall mean this Security
     Agreement, as the same may from time to time be amended, supplemented, revised or restated.

     Section 1.02 Terms Defined in Code. All terms used herein which are defined in the Code shall have the same meaning herein unless otherwise defined herein or the context otherwise requires.

                           ARTICLE II
                           ----------
                        SECURITY INTEREST
                        -----------------

     Section 2.01 Grant of Security Interest. Debtor hereby grants and confirms that it has granted to Secured Party a security interest in, a general lien upon, and a right of set-off against the following described
Property:

          (a) all of Debtor's accounts of any kind (including all leases) whether now existing or hereafter arising (herein called the "Accounts"); all chattel papers, documents and instruments whether now existing or hereafter arising relating to the Accounts; all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any Accounts or any such chattel papers, documents and instruments; and all returned or repossessed goods arising therefrom or relating to any Accounts, or other proceeds of any sale or other disposition of inventory;

          (b) all of Debtor's investment property and general intangibles of any kind whether now existing or hereafter arising including, without limitation the following (herein called the "General Intangibles"):

               (i)  all leases of real or personal property;

               (ii) all copyrights, trademarks, trademark registrations and applications for registration, trade names, corporate names, trade styles, service marks, logos, other source and business identifying marks, together with any goodwill associated therewith, and all patents, patent applications, and all renewals, extensions and continuations in part of the above, any written agreement granting any right to use any copyright, trademark, trademark application or registration, patent, patent application or registration, and the right to sue for past, present and future infringements of the foregoing including the Intellectual Property Collateral set forth in Exhibit "B" attached hereto (herein called the "Intellectual Property Collateral"); and

     all chattel papers, documents and instruments whether now existing or hereafter arising relating to the General Intangibles; and all rights now or hereafter existing in and to all security agreements, leases, licenses and other contracts securing or otherwise relating to any General Intangibles or such chattel papers, documents and instruments;

          (c) all of Debtor's equipment and inventory in all of its forms, whether now owned or hereafter acquired and wherever located, all parts thereof and all accessions or additions thereto and products thereof, whether now owned or hereafter acquired (any and all such equipment, inventory, parts, accessions, additions and products herein called the "Goods"); and including, without limiting the foregoing, the Goods located at Debtor's places of business listed on
     Schedule I attached hereto; all chattel papers, documents and instruments whether now existing or hereafter arising relating to the Goods; and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any Goods or any such chattel papers, documents and instruments;

          (d) in the event that any of the Goods are or will become so related to any particular real estate that an interest in such Goods arises under the real estate law of the state where the real estate is located or is or will be installed in or affixed to other goods of such type, a description of such real estate or other goods is contained in Schedule II hereto and the name of the record owner of such real estate is contained in Schedule II hereto;

          (e) all of Debtor's chattel papers, notes, documents and instruments (herein called the "Instruments") whether now existing or hereafter arising; and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such chattel papers, documents and instruments;

          (f) any additional Properties from time to time delivered to or deposited with Secured Party or any agent bank of Secured Party, whether as security for the Indebtedness or otherwise;

          (g) the proceeds, products, additions, substitutions and accessions of and to any and all of the foregoing Property; and all of Debtor's books, records, reports, memoranda and data compilations, in any form (including, without limitation, corporate and other business records, customer lists, credit files, computer programs, printouts and any other computer materials and records), of Debtor pertaining to any and all of the foregoing Property; and

          (h) the Collateral includes, without limitation, the following types of property as defined in the S.B. 1058, 76th Texas Legislature, Regular Session, 1999: commercial tort claims, deposit accounts, letter of credit rights, payment intangibles and software.

     Section 2.02 Indebtedness Secured. The security interest in, general lien upon, and right of set-off against the Collateral is granted to Secured Party to secure the following
(all of which is herein called the "Indebtedness"):

          (a) the prompt and unconditional payment and performance when due of any and all indebtedness, obligations and liabilities of Debtor or Temco to Secured Party (including all claims of every nature and description of Secured Party against Debtor or Temco), now or hereafter existing or arising, absolute or contingent, direct or indirect, joint and/or several, secured or unsecured, due or to become due, whether originally contracted with Secured Party or acquired in any manner (including by way of participation) by Secured Party including indebtedness, obligations and liabilities of Debtor or Temco to Secured Party as a member of any partnership, syndicate, association or other group, and whether incurred by Debtor or Temco as principal, surety, endorser, guarantor, accommodation party or otherwise;

          (b) the reimbursement when due of all amounts which might be advanced by Secured Party to satisfy amounts required to be paid by Debtor under this Security Agreement or under any other instrument at any time executed in connection with or as security for the payment of any part of the Indebtedness or any amount secured hereby or to pay any taxes, insurance premiums, liens, claims and charges against any or all of the Collateral, or any properties covered by any instrument executed or to be executed by

     Debtor to secure any part of the Indebtedness or any amount secured hereby, together with interest thereon to the extent provided;

          (c) the reimbursement and payment by Debtor or Temco of all advances, charges, costs and expenses (including attorneys' fees and legal expenses) incurred by Secured Party in connection with the transaction which gives rise to this Security Agreement, in connection with any of the Indebtedness or any amount secured hereby and in exercising any right, power or remedy conferred by this Security Agreement or by law (including, but not limited to attorneys fees and legal expenses incurred by Secured Party in connection with the operation, maintenance or foreclosure of any or all of the Collateral); and

          (d) the performance and payment by Debtor of all its obligations in this Security Agreement or any other document or agreement now or hereafter executed in connection with or as security for any part of the Indebtedness or any amount secured hereby.

     Section 2.03 Limited License. Debtor hereby grants to Secured Party a limited license in Debtor's trade names, trademarks and service marks for purposes of allowing Secured Party to use the same in connection with any foreclosure sale or any other disposition pursuant to the Code or this Security Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

     In order to induce Secured Party to accept this Security
Agreement, Debtor represents and warrants to Secured Party (which representations and warranties will survive the creation of the Indebtedness and any extension of credit thereunder) that:

     Section 3.01 Information. All information supplied and statements (including financial statements), certificates or data furnished or made by Debtor (or any officer, attorney or accountant of Debtor) to Secured Party (including, without limitation, any extracts from or copies of the Books and Records) in connection with the Indebtedness and/or this Security Agreement, whether contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine. No information, statements, certificate, exhibit or report furnished by Debtor to Secured Party in connection with the Indebtedness and/or this Security Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not misleading.

     Section 3.02 Ownership and Liens. Except for the leases identified in the schedules to the Agreement and the security interest in favor of Secured Party and unless otherwise agreed in writing, Debtor owns good and indefeasible title to the Collateral free and clear of any other security interest, lien, encumbrance, adverse claim or option. Debtor has authority to grant a security interest in the Collateral to Secured Party in the manner provided herein and free and clear of any other security interest, lien, encumbrance, adverse claim or option; no security interest, lien, encumbrance, adverse claim or option has been created by Debtor or is known by Debtor to exist with respect to any Collateral; to the best of Debtor's information and belief, no financing statement or other security instrument is on file in any jurisdiction covering such Collateral; at the time the security interest in favor of Secured Party attaches, good and indefeasible title to all after acquired Property included within the Collateral, free and clear of any security interest, lien, encumbrance, adverse claim or option (other than those permitted by the first sentence of this Section 3.02) will be vested in Debtor; and Debtor's grant of a security interest in the Collateral to Secured Party in the manner provided herein does not result in the creation or imposition of any other security interest, lien, encumbrance, adverse claim or option in favor of any other Person upon any Collateral or any other Property.

     Section 3.03 Status of Accounts. Each Account now existing represents, and each Account hereafter arising will represent, to the best of Debtor's knowledge, the valid and legally enforceable indebtedness of a bona fide account debtor arising from the sale or lease or rendition by Debtor of goods and/or services and is not and will not be subject to contra accounts, set-offs, defenses or counterclaims by or available to account debtors obligated on the Accounts except as disclosed to Secured Party in writing; such goods will have been delivered to, or be in the process of being delivered to, and such services will have been rendered by Debtor to the account debtor and accepted by the account debtor; and the amount shown as to each Account on Debtor's books will be the true and undisputed amount owing and unpaid thereon, subject to any discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing.

     Section 3.04 Status of Related Rights. All Related Rights are, and those hereafter arising will be, valid and genuine. Any chattel paper included in the Related Rights has, and those hereafter arising will have, only one duplicate original counterpart which constitutes chattel paper or collateral within the meaning of the Code or the law of any applicable jurisdiction.

     Section 3.05 Status of Books and Records. All Books and Records have been, and those entries hereafter made therein will be, made in the regular course of Debtor's business; made on the basis of information recorded or transmitted (or to be recorded or transmitted) by a Person, either an employee or representative of Debtor, with personal knowledge of the acts, events, conditions, opinions or diagnoses recorded therein and in the regular course of Debtor's business; made at or near the time of the act, event, condition, opinion or diagnosis recorded therein and in the regular course of Debtor's business; and contain full, true and correct entries of all dealings or transactions relating to the Accounts, General Intangibles, Goods, Related Rights and other Collateral, in accordance with generally accepted accounting principles, consistently applied.

     Section 3.06 Location. The address of Debtor's chief executive office and chief place of business is recited in the opening paragraph of this Security Agreement, and the Books and Records of Debtor are kept at such location. Debtor's Goods (other than Goods, if any, comprising mobile goods) are located only at the location set forth in Subsection 2.01(c) of this Security Agreement. In the event any of the Goods are mobile, such Goods are of a type normally used in more than one jurisdiction, such as motor vehicles, trailers, rolling stock, airplanes, shipping containers, road building and construction machinery and commercial harvesting machinery and the like.

     Section 3.07 Certificate of Title. In the event any of the Goods are covered by a certificate of title, such Goods are specifically identified on Exhibit "A" attached hereto.

     Section 3.08 Collateral Not Covered by Documents. None of the goods included in the Collateral are, and at the time the security interest in favor of Secured Party attaches none of the after acquired goods included in the Collateral will be, covered by any document as defined in the Code or in the Uniform Commercial Code of any state other than Texas where the goods are (or will be) located.

     Section 3.09 Corporate Existence Power and Authorization. Debtor's state of incorporation is recited in the opening paragraph of this Security Agreement; Debtor is duly organized, legally existing and in good standing under the laws of such state; Debtor is duly qualified as a foreign corporation in all jurisdictions wherein the Collateral is located and where Debtor's obligations which give rise to any of the Accounts, General Intangibles or Related Rights are to be performed; Debtor is duly authorized and empowered to execute, deliver and perform the instruments evidencing any of the Indebtedness and this Security Agreement; and all corporate action on Debtor's part requisite for the due execution, delivery and performance of such instruments and this Security Agreement has been duly and effectively taken.

     Section 3.10 Status of Instruments. Each Instrument now existing is, and each Instrument hereafter will be, the valid and legally enforceable indebtedness of a bona fide maker thereof for good and valuable consideration, of which Debtor is the owner and holder, and is not and will not be subject to set-offs, counterclaims or defenses by any maker except as disclosed to Secured Party in writing; and the amount shown on Debtor's books in respect thereof will be the true and undisputed amount owing and unpaid thereon. Each Instrument is endorsed to Secured Party and is in the possession of Secured Party.

                           ARTICLE IV
                           ----------
                            COVENANTS
                            ---------

     A deviation from the provisions of this Article IV shall not constitute an event of default under this Security Agreement if, prior to the occurrence thereof, such deviation is consented to in writing by Secured Party. Without the prior written consent of Secured Party, Debtor will at all times comply with the covenants contained in this Article IV, from the date hereof and for so long as any part of the Indebtedness is outstanding.

     Section 4.01 Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral are being filed with the office of the Secretary of State of Texas and the central filing office (or local filing offices as may be required by law) of any other state where the Goods are located. Debtor will immediately notify Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting security interests in the Collateral. Without limiting the generality of the foregoing, Debtor will (a) immediately notify Secured Party of any change to a state other than as represented in Section 3.06 of this Security

Agreement (i) in the location of the Goods (other than Goods constituting mobile goods), (ii) in the location of Debtor's chief executive office or chief place of business, (iii) in the location of the Books and Records, and (iv) in the "location" of Debtor within the meaning of Section 9.103(c) of the Code; (b) prior to any Collateral becoming so related to any particular real estate so as to become a fixture on such real estate, notify Secured Party of the description of such real estate and the name of the record owner thereof; and (c) immediately notify Secured Party of any change in any Debtor's name, identity or corporate structure. In any notice furnished pursuant to this Section, Debtor will expressly state that the notice is required by this Security Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     Section 4.02 Taxes, etc. Debtor agrees to pay prior to any delinquency all taxes, charges, liens and assessments against the Collateral, and upon the failure of Debtor to do so, Secured Party, at its option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

     Section 4.03 Satisfactory Collateral. Debtor will at all times maintain with Secured Party Collateral of a character and value satisfactory to Secured Party. If at any time any of the Collateral shall depreciate in character or value or otherwise be unsatisfactory to Secured Party, Secured Party in its discretion may demand, and Debtor will upon said demand provide, such further collateral or such payment on account of the Indebtedness as will be satisfactory to Secured Party.

     Section 4.04 Possession of Collateral. Secured Party shall be deemed to have possession of any of the Collateral in transit to it or set apart for it. Otherwise the Collateral shall remain in Debtor's possession or control at all times at Debtor's risk of loss and shall (except for temporary removal consistent with its normal use) be kept at the locations represented pursuant to Section 3.06 and any other location specified in writing to Secured Party, where Secured Party may inspect it at any time.

     Section 4.05 Maintenance of Collateral. Debtor will maintain the Collateral in good condition and will not misuse, abuse, waste, destroy, endanger or allow the Collateral to deteriorate. Debtor will forthwith, or in the case of any loss or damage to any goods included in the Collateral as soon as practicable, make or cause to be made all repairs, replacements or other improvements to the Collateral as are necessary or desirable to accomplish the foregoing. Debtor will not use the Collateral in violation of any law, statute, ordinance or regulation or suffer it to be so used.

     Section 4.06 Further Assurances. Debtor will from time to time sign, execute, deliver and file, alone or with Secured Party, any financing statement, security agreements or other documents, any document as may be requested by Secured Party, and take all further action that may be necessary or desirable, or that Secured Party may request to confirm, perfect and preserve the security interest created hereby, and in addition, Debtor hereby authorizes and appoints Secured Party as Debtor's true and lawful attorney-in-fact and agent to execute and deliver on behalf of Debtor and to file such financing statements, security agreements and other documents as Secured Party shall determine to be useful. Debtor shall do all such additional and further acts, things, deeds, give such assurances and execute such instruments as Secured Party requests to vest more completely in and assure to Secured Party its rights under this Security Agreement. Without limiting the foregoing,
(i) Debtor will not remove any Goods (other than mobile goods) included in the Collateral from the jurisdiction in which such Goods are located (as represented in Section 3.06 of this Security Agreement) unless prior thereto all actions referenced in Section 4.01 have been taken with respect thereto; (ii) Debtor will mark conspicuously any and all chattel paper included in the Collateral and its Books and Records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party indicating that such chattel paper or Collateral is subject to the security interest granted by this Security Agreement; and
(iii) in the event any Account, General Intangible or Related Right is evidenced by a note or other instrument, Debtor will transfer, deliver and assign to Secured Party such note or other instrument duly endorsed and accompanied by duly executed instruments of transfer and assignment, all in form and substance satisfactory to Secured Party, to be held by Secured Party as Collateral under this Security Agreement.

     Section 4.07 Filing Reproductions. At the option of Secured Party, a carbon, photographic or other reproduction of this Security Agreement or of a financing statement covering the Collateral shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.08 Delivery of Information. Debtor will transmit to Secured Party promptly all information that Debtor may have or receive with respect to (i) the Collateral or (ii) account debtors or obligors in respect of the Accounts, the General Intangibles and the Related Rights which might in any way materially affect the value of the Collateral or Secured Party's rights or remedies with respect thereto.

     Section 4.09 Compromise of Collateral. Debtor will not adjust, settle or compromise any of the Collateral without the prior written consent of Secured Party, except in the ordinary course of business.

     Section 4.10 Title; Prohibited Liens and Filings. Debtor agrees to protect the title to the Collateral. Debtor will not pledge, mortgage, lease or otherwise encumber, or create or suffer a security interest to exist in any of the Collateral (other than in favor of Secured Party) or sell, assign or otherwise transfer any of the Collateral (other than inventory as permitted by Section 4.13 of this Security Agreement) to or in favor of anyone other than Secured Party. Debtor will not file or permit to be filed or recorded any financing statement or other security instrument with respect to the Collateral other than in favor of Secured Party.

     Section 4.11   Inspection.  Debtor will, upon Secured
Party's demand, at any time and from time to time, during normal business hours permit Secured Party to inspect Debtor's Books and Records, originals of the Related Rights, the Goods and any other
Collateral.

     Section 4.12   Account Obligations.  Debtor will duly
perform or cause to be performed all obligations of Debtor with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each Account or Instrument.

     Section 4.13 Use of Inventory. Until the occurrence of any event of default specified in Section 5.03 hereof, Debtor may use its inventory in any lawful manner not inconsistent with this Security Agreement and with the terms of insurance thereon and may sell, lease or otherwise dispose of its inventory in the ordinary course of business. Debtor will not be permitted to use any item of inventory in a manner inconsistent with the holding thereof for sale, lease or disposition in the ordinary course of business or in contravention of the terms of any agreement. A sale, lease or disposition in the ordinary course of business does not include the exchange of items of inventory for goods in kind or otherwise or transfers of items of inventory made in satisfaction of present or future indebtedness.

     Section 4.14   Collection and Enforcement of Accounts,
General Intangibles and Related Rights.

          (a) Except as otherwise provided in subsection 4.14(b) hereof, Debtor shall continue to collect, at its own expense, all amounts due or to become due to Debtor with respect to the Accounts, General Intangibles, Instruments and Related Rights in accordance with the provisions of the Agreement. In connection with such collections, Debtor may take (and, at Secured Party's direction, shall take) such action as Debtor or Secured Party may deem necessary or advisable to enforce collection of the Accounts, General Intangibles and Related Rights.

          (b) Notwithstanding the provisions of subsection 4.14(a) hereof, Secured Party shall have the right at any time and from time to time, whether with or without written notice to Debtor of its intention to do so, to contact account debtors or obligors under any or all of the Accounts, General Intangibles, Instruments or Related Rights in order to verify information about Debtor's accounts, to notify such account debtors or obligors of the assignment and security interest of Secured Party in such Accounts, General Intangibles, Instruments or Related Rights and, upon the occurrence of an event of default, to direct such account debtors or obligors to make payment of all amounts due or to become due Debtor thereunder directly to Secured Party. Upon exercising such right, Secured Party may additionally, at the expense of Debtor, enforce collection of any or all of the Accounts, General Intangibles, Instruments and Related Rights and may adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done.

          (c) Upon notice by Secured Party to Debtor that Secured Party either intends to exercise the rights and remedies granted in subsection 4.14(b) hereof or that it has so exercised one or more of the rights or remedies granted to it in subsection 4.14(b) hereof, as the case may be (it being understood and agreed that the foregoing shall not in any fashion require the Secured Party to give notice of its intent to exercise, or its exercise of, the right and remedies granted to it in subsection 4.14(b) hereof), then,
     (i) all amounts and proceeds (including chattel paper, notes and instruments) received by Debtor in respect of the Accounts, General Intangibles, Instruments and Related Rights (1) shall be received in trust for the benefit of Secured Party hereunder, (2) shall be segregated from other funds of Debtor and shall not be commingled with other money nor deposited in a deposit account of Debtor, and (3) shall forthwith be paid over to Secured Party in the same form as so received (together with any necessary endorsement) to be held by Secured Party as cash collateral and applied as set forth in Section 5.02 hereof; (ii) Debtor shall not adjust, settle or compromise any of the Accounts, the General Intangibles, the Instruments or the Related Rights nor release wholly or partly any account debtor or obligor thereof, nor allow any credit (other than proceeds subject to this subsection 4.14(c)) or discount thereon; and (iii) Debtor shall forthwith deliver to Secured Party, to be maintained under the exclusive control of Secured Party, the Books and Records relating to the Accounts, the General Intangibles, the Instruments and the Related Rights for the purpose of enabling Secured Party to exercise its rights and remedies under this Security Agreement.

     Section 4.15 Reports. Debtor will promptly furnish to Secured Party from time to time, upon request of Secured Party
(i) such copies, extracts and abstracts of its Books and Records as Secured Party may request; (ii) an analysis of Debtor's Accounts, General Intangibles, the Instruments and Related Rights in such detail as Secured Party may direct and including, without limitation, an identification of each Account by amount, invoice number and/or date and account debtor or obligor; an age analysis; and a summary for any relevant period identifying the amount outstanding at the beginning of the period, amount billed during the period, proceeds received during the period and amount outstanding at the end of the period; and (iii) an analysis of Debtor's inventory in such detail as Secured Party may direct and including, without limitation, for any relevant period, inventory comprising work in progress at the beginning of the period, amount billed comprising finished goods at the beginning of the period, inventory sold or otherwise disposed of during the period, inventory subject to lease during the period, inventory comprising work in progress at the end of the period, and inventory comprising finished goods at the end of the period.

     Section 4.16 Proceeds. Except as otherwise specified in the Agreement, Debtor will deliver to Secured Party promptly upon receipt, all proceeds received by Debtor from the sale or other disposition of the Collateral in the exact form in which they are received, or in such other form as Secured Party may from time to time direct. To evidence Secured Party's rights in this regard, Debtor will assign or endorse proceeds to Secured Party as Secured Party requests. Upon request of Secured Party, Debtor will notify obligors on all of the Collateral to take payments directly to Secured Party, and Secured Party may endorse as Debtor's agent any checks, instruments, chattel paper or other documents connected with the Collateral, take control of proceeds of the Collateral and may hold the proceeds as part of the Collateral and may use cash proceeds to reduce any part of the Indebtedness, or otherwise, and take any action necessary to obtain, preserve and enforce the security interests and liens granted hereunder and maintain and preserve the Collateral.

     Section 4.17 Insurance. Debtor shall have and maintain, with financially sound and reputable insurers, insurance satisfactory in all respects to Secured Party covering the Goods included in the Collateral against risk of fire, theft and such other risks as Secured Party may require, including standard extended coverage, in an amount at least equal to the value thereof. Policies evidencing any such property insurance
(i) shall contain a standard loss payee endorsement and mortgagee's endorsement, (ii) shall provide for payment of any loss to Secured Party, (iii) shall contain the agreement by the insurer that any loss thereunder shall be payable to

Secured Party notwithstanding any action, inaction or breach of representation or warranty by Debtor, (iv) shall provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto and (v) shall provide for a minimum of ten (10) days prior written notice to Secured Party of any cancellation, modification or alteration of such insurance coverage. Debtor shall furnish Secured Party with certificates or other evidence of compliance with the foregoing insurance provisions. Secured Party may act as attorney for Debtor and Debtor hereby irrevocably appoints Secured Party as Debtor's true and lawful attorney-in-fact and agent, with full power of substitution, in Secured Party's name or Debtor's name or otherwise, but at Debtor's cost and expense and without notice to Debtor, to obtain, adjust, sell and cancel such insurance and endorse any draft drawn by insurers of such Collateral. The Secured Party may apply any proceeds of such insurance which may be received by it in payment on account of the Indebtedness, whether due or not. If any insurance policy covering the goods included in the Collateral expires or is canceled before the Indebtedness is paid in full or Secured Party's obligation, if any, to advance additional monies has terminated, at the Secured Party's option, the Secured Party may obtain replacement insurance which may, but need not, be single interest insurance in favor of the Secured Party and Secured Party may pay the premiums thereunder.

     Section 4.18 Expenses. Debtor agrees to pay to Secured Party, at Secured Party's offices, all advances, charges, costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Secured Party in connection with the transaction which gives rise to this Security Agreement, in connection with confirming, perfecting and preserving the security interest created under this Security Agreement, in connection with protecting Secured Party against the claims or interests of any third Person against the Collateral, and in exercising any right, power or remedy conferred by this Security Agreement or by law. The amount of all such advances, charges, costs and expenses shall be due and payable by Debtor to Secured Party upon demand together with interest thereon from the date of demand at the maximum rate of nonusurious interest allowed by law as of the date of demand; for purposes of determining such maximum rate of nonusurious interest under this Section, the amount of all such advances, charges, costs and expenses shall be added to the amount of all other Indebtedness then outstanding, and the aggregate amount shall be used.

     Section 4.19 Financial Statements and Reports. Debtor will promptly furnish to Secured Party from time to time upon request such information regarding the business and affairs and financial condition of Debtor as Secured Party may reasonably request, and will furnish to Secured Party all financial statements and other financial information as may be required under the terms of the Agreement. All such financial statements and information referred to above shall be in such detail as Secured Party may reasonably request and such financial statements shall conform to generally accepted accounting principles.

     Section 4.20 Fixtures or Accessions. Unless Subsection 2.01(d) has been completed, Debtor will not permit any Collateral to become so related to any particular real estate so as to become a fixture on such real estate or to be installed in or affixed to other goods so as to become an accession to such other goods; in the event that any Collateral is to become so related to any particular real estate or so installed or affixed to other goods, prior thereto Debtor will notify Secured Party of such fact and upon demand of Secured Party furnish written consent(s) to

Secured Party's security interest and/or disclaimer(s) signed by any person having an interest in the real estate or other goods.

                            ARTICLE V
                           ----------
                       RIGHTS AND REMEDIES
                       -------------------


     Section 5.01 With Respect to Collateral. Secured Party is hereby fully authorized and empowered (without necessity of any further consent or authorization from Debtor) and the right is expressly granted to Secured Party, and Debtor hereby constitutes, irrevocably appoints and makes Secured Party Debtor's true and lawful attorney-in-fact and agent for Debtor and in Debtor's name, place and stead, which appointment is coupled with an interest in the Collateral, with full power of substitution, in Secured Party's name or Debtor's name or otherwise, for Secured Party's sole use and benefit, but at Debtor's cost and expense, to exercise without notice, all or any of the following powers at any time with respect to all or any of the Collateral (regardless of whether any of the Indebtedness is due or not):

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due by virtue thereof and otherwise deal with proceeds;

          (b) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and nonnegotiable instruments and chattel paper taken or received by Secured Party in connection therewith;

          (c) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

          (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relative goods, as fully and effectually as if Secured Party were the absolute owner thereof;

          (e) to extend the time of payment of any or all thereof and to grant waivers and make any allowance or other adjustment with reference thereto; and

          (f) to enter any post office box and take all items therefrom, to open the same and, after taking all remittances, to return any remaining items to Debtor and to change any post office box to any address or post office box
     Secured Party chooses;

     provided, however, Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Collateral.

     Section 5.02 Application of Cash Sums. Prior to the happening of any of the events of default specified in Section
5.03 hereof, all cash sums paid to and received by Secured Party on account of the Collateral (i) shall be promptly applied by Secured Party on the Indebtedness whether or not such Indebtedness shall have by its terms matured, such application to be made to principal or interest or expenses as Secured Party may elect; provided, further, however, Secured

Party's failure to so apply any such sums shall not be a waiver of Secured Party's right to so apply such sums or any other sums at any time, (ii) released to Borrower, within one Business Day of Borrower's request therefor, to the extent such collected sums exceed the amount of the Indebtedness then owing, or then expected to become owing to Secured Party, or (iii) otherwise, at the option of Secured Party, shall be released to Debtor for use in Debtor's business.

     Section 5.03 Default, Events. At the option of Secured Party and without necessity of demand or notice, all or any part of the Indebtedness shall immediately become due and payable irrespective of any agreed maturity or period of grace and any obligation of Secured Party for further financial accommodation shall terminate upon the happening of any of the following events:

          (a) the occurrence of an "Event of Default" under the Agreement;

          (b) default in the payment of any amount payable hereunder when due;

          (c) any deterioration, impairment or decline in character or value of any part of the Collateral or any other collateral subject to a security interest in favor of Secured Party to secure the Indebtedness (whether actual or reasonably anticipated) that causes the Collateral or any such other collateral in the judgment of Secured Party to become unsatisfactory as to character or value; or

          (d) the entry of a judgment, issuance of an injunction or order of attachment, or any other process against Debtor, or any of the Collateral, or Other Liable Party;

          (e) the application for the appointment or the appointment of a receiver, trustee, liquidator, conservator, rehabilitator, or similar individual, officer or committee of, or for any property of, Debtor or Other Liable Party;

          (f) the death, incapacity, insolvency, dissolution, assignment for the benefit of creditors, calling of a meeting of any creditors, appointment of a committee of any creditors or a liquidating agent, offering to or receiving from any creditors a composition or extension of any of the indebtedness of any of them, making a bulk transfer, granting a security interest in any property, the whole or partial suspension, discontinuance, or liquidation or usual business, or failure in business, of or by Debtor or Other Liable Party, including the imminent or threatened occurrence of any of the foregoing events;

          (g) the commencement of any proceeding, suit or action under any provisions of the Bankruptcy Code, as amended, or any similar statute, for adjudication as a bankrupt, reorganization, composition, extension, arrangement, adjustment of debts if Debtor or any Other Liable Party is an individual with regular income, receivership, liquidation or dissolution by or against Debtor or Other Liable Party;

          (h)  the admission in writing by Debtor or Other Liable
     Party of inability to pay, or Debtor's or Other Liable
     Party's generally not pay, such Person's debts as they become due;

          (i)  failure of Debtor, Other Liable Party or the
     Collateral to comply with Regulations U or X of the Board of Governors of the Federal Reserve System, as amended;

          (j) failure by Debtor or Other Liable Party, after demand, to furnish any financial information to Secured Party or to permit Secured Party to inspect books or records of account; making any misrepresentation to Secured Party for the purpose of obtaining credit; failure to pay any tax or failure to withhold, collect or remit any tax or tax deficiency when assessed or due; failure by Debtor or Other Liable Party to pay any obligations, or any interest or premiums thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or to perform or observe any term, covenant or condition on such Person's part to be performed or observed under any agreement or instrument relating to any such obligations, when required to be performed or observed if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of (upon the giving of notice or upon the lapse of time, or both), the maturity of such obligations, or any such obligations shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled prepayment), prior to the scheduled maturity thereof;

          (k) failure by Debtor, upon demand from Secured Party, to furnish such further reasonable Collateral or take such payment on account of the Indebtedness as will be satisfactory to Secured Party; or

          (l)  if in the reasonable exercise of its judgment
     Secured Party, in good faith, determines that the financial responsibility of Debtor or Other Liable Party has become otherwise unsatisfactory.

     Section 5.04 Default, Remedies. If all or any part of the Indebtedness shall become due and payable as specified in Section
5.03 hereof, Secured Party may then, or at any time thereafter apply, set off, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as Secured Party may deem fair, and Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of Debtor or right of redemption. No such purchase or holding by Secured Party shall be deemed a retention by Secured Party in satisfaction of the Indebtedness. All demands, notices and advertisements, and the presentment of property at sale, are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Code or other law requires Secured Party to give reasonable notice of any such sale or disposition or other action, Debtor agrees that five
(5) days prior written notice shall constitute reasonable notice. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Secured Party and Debtor. Any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

     Section 5.05 Proceeds. The proceeds of any sale or other disposition of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in Section 9.504 of the Code as presently in effect.

     Section 5.06 Deficiency. Debtor shall remain liable to Secured Party for any Indebtedness, advances, costs, charges and expenses, together with interest thereon remaining unpaid and shall pay the same immediately to Secured Party at Secured Party's offices.

     Section 5.07 Secured Party's Duties. The powers and remedies conferred upon Secured Party by this Security Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such power or remedy. Secured Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with the Collateral or the Indebtedness, or to take any steps necessary to preserve any rights against prior parties. Secured Party shall not be liable for failure to collect or realize upon any or all of the Indebtedness or Collateral, or for any delay in so doing, nor shall Secured Party be under any duty to take any action whatsoever with regard thereto. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession but need not take any steps to keep the Collateral identifiable. Secured Party shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party's rights in or to, any of the Collateral.

     Section 5.08 Secured Party's Actions. Debtor waives any right to require Secured Party to proceed against any Person, exhaust any Collateral, or have any Other Liable Party joined with Debtor in any suit arising out of the Indebtedness or this Security Agreement or pursue any other remedy in Secured Party's power; waives any and all notice of acceptance of this Security Agreement or of creation, modification, renewal or extension for any period of any of the Indebtedness from time to time; and waives any defense arising by reason of any disability or other defense of Debtor or of any Other Liable Party, or by reason of the cessation from any cause whatsoever of the liability of Debtor or of any Other Liable Party. All dealings between Debtor and Secured Party, whether or not resulting in the creation of Indebtedness, shall conclusively be presumed to have been had or consummated in reliance upon this Agreement. Until all Indebtedness shall have been paid in full, Debtor shall not have any right to subrogation, and Debtor waives any right to enforce any remedy which Secured Party now has or may hereafter have against Debtor or Other Liable Party and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness, from time to time to (a) take and hold any other Property as collateral, other than the Collateral, for the payment of any or all of the Indebtedness, and exchange, enforce, waive and release any or all of the Collateral or such other Property; (b) apply the Collateral or such other Property and direct the order or manner of sale thereof as Secured Party in its discretion may determine;
(c) renew and/or extend for any period, accelerate, modify, compromise, settle or release the obligation of Debtor or any Other Liable Party with respect to any or all of the Indebtedness or Collateral; and

(d) release or substitute Debtor or any Other Liable Party.

     Section 5.09 Transfer of Indebtedness and Collateral. Secured Party may transfer any or all of the Indebtedness, and upon any such transfer Secured Party may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers and remedies of Secured Party hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred Secured Party shall retain all rights, powers and remedies hereby given. Secured Party may at any time deliver any or all of the Collateral to Debtor, whose receipt shall be a complete and full acquittance for the Collateral so delivered, and Secured Party shall thereafter be discharged from any liability therefor.

     Section 5.10 Cumulative Security. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Indebtedness. No security taken hereafter as security for payment of the Indebtedness shall impair in any manner or affect this Security Agreement. All such present and future additional security is to be considered as cumulative security.

     Section 5.11 Continuing Agreement. This is a continuing agreement and all the rights, powers and remedies of Secured Party hereunder shall continue to exist until the Indebtedness is paid in full as the same becomes due and payable; until Secured Party has no further obligation to advance monies to Debtor or Other Liable Party; and until Secured Party, upon request of Debtor, has executed a written termination statement. Furthermore, it is contemplated by the parties hereto that there may be times when no Indebtedness is owing; but notwithstanding such occurrence, this Security Agreement shall remain valid and shall be in full force and effect as to subsequent Indebtedness provided that Secured Party has not executed a written termination statement. Otherwise this Security Agreement shall continue irrespective of the fact that the personal liability of any Other Liable Party may have ceased, and notwithstanding the death or incapacity of Debtor or the death, incapacity or bankruptcy of any Other Liable Party or any other event or proceeding affecting Debtor or Other Liable Party.

     Section 5.12 Cumulative Rights. The rights, powers and remedies of Secured Party hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any of the other rights, powers and remedies of Secured Party. Furthermore, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Secured Party shall have the rights, powers and remedies of a secured party under the Code, as amended.

     Section 5.13 Exercise of Rights. Time shall be of the essence for the performance of any act under this Security Agreement or the Indebtedness by Debtor or Other Liable Party, but neither Secured Party's acceptance of partial or delinquent payment nor any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall be deemed a waiver of any obligation of Debtor or Other Liable Party or of any right, power or remedy of Secured Party or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or of the exercise of any other right, power or remedy.

     Section 5.14 Remedy and Waiver. Secured Party may remedy any default and may waive any default without waiving the default remedied or waiving any prior or subsequent default.

     Section 5.15 Non-Judicial Remedies. Secured Party may enforce its rights hereunder without resort to prior judicial process or judicial hearing, and Debtor expressly waives, renounces and knowingly relinquishes any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity and are the result of bargaining at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

                           ARTICLE VI
                           ----------
                          MISCELLANEOUS
                          -------------

     Section 6.01 Debtor. The term "Debtor" as used throughout this Security Agreement shall include the respective successors, legal representatives, heirs and assigns of Debtor.

     Section 6.02 Preservation of Liability. Neither this Security Agreement nor the exercise by Secured Party (or any failure to so exercise) any right, power or remedy conferred herein or by law shall be construed as relieving any Person liable on the Indebtedness from full liability on the Indebtedness and for any deficiency thereon.

     Section 6.03 Notices. Any notice or demand to Debtor under this Security Agreement or in connection with this Security Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to Debtor at the address of Debtor appearing on the records of the Secured Party, in the U.S. Mail, but actual notice, however given or received, shall always be effective.

     Section 6.04 Construction. This Security Agreement has been made in and the security interest granted hereby is granted in and both shall be governed by the laws of the State of Texas (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interest granted hereby) and of the United States of America, as applicable, in all respects, including matters of construction, validity, enforcement and performance.

     Section 6.05   Amendment and Waiver.  This Security
Agreement may not be amended, altered, or modified (nor may any of its terms be waived) except in writing duly signed by an authorized officer of Secured Party and by Debtor.

     Section 6.06 Invalidity. If any provision of this Security Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision which shall have become final, Debtor and Secured Party shall promptly meet and negotiate substitute provisions for those rendered invalid, illegal or unenforceable, but all of the remaining provisions shall remain in full force and effect.

     Section 6.07   Successors and Assigns.  The covenants,
representations, warranties and agreements herein set forth shall be binding upon Debtor and shall inure to the benefit of Secured
Party, its successors and assigns.

     Section 6.08 Survival of Agreements. All representations and warranties of Debtor herein, and all covenants and agreements herein not fully performed before the effective date of this Security Agreement, shall survive such date.

     Section 6.09 Titles of Articles and Sections. All titles or headings to articles, sections or other divisions of this Security Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     Section 6.10   Exhibits.  All exhibits to this Security
Agreement are incorporated herein by reference for all purposes.

     Section 6.11   Conflict of Terms.  If any provision
contained in this Security Agreement is in direct conflict with, or inconsistent with, any provision of the Agreement, the provision in the Agreement shall govern and control.

     IN WITNESS WHEREOF, Debtor has executed this Agreement as of the date set forth hereinabove.


                              DEBTOR:

                              TEMTEX INDUSTRIES, INC.,
                              a Delaware corporation



                              By:   /s/ E. R. Buford
                                 -------------------------
                              Name:     E. R. Buford
                              Title:    President

--------------------------------------------------------------
--------------------------------------------------------------




                       SECURITY AGREEMENT


                         By and Between



                 TEMCO FIREPLACE PRODUCTS, INC.



                           in favor of



                    THE FROST NATIONAL BANK,
                 a national banking association,
                        doing business as
                     FROST CAPITAL GROUP and
                        formerly known as
                     CREEKWOOD CAPITAL GROUP




                           Dated as of

                        September 6, 2000



--------------------------------------------------------------
--------------------------------------------------------------

                        TABLE OF CONTENTS

ARTICLE I GENERAL........................................1
Section 1.01   Certain Definitions ......................1
Section 1.02   Terms Defined in Code.....................2
ARTICLE II     SECURITY INTEREST.........................2
Section 2.01   Grant of Security Interest................2
Section 2.02   Indebtedness Secured......................4
Section 2.03   Limited License...........................5
ARTICLE III    REPRESENTATIONS AND WARRANTIES............5
Section 3.01   Information...............................5
Section 3.02   Ownership and Liens.......................5
Section 3.03   Status of Accounts........................6
Section 3.04   Status of Related Rights..................6
Section 3.05   Status of Books and Records...............6
Section 3.06   Location..................................6
Section 3.07   Certificate of Title......................7
Section 3.08   Collateral Not Covered by Documents.......7
Section 3.09   Corporate Existence Power and
              Authorization........................ .....7
Section 3.10   Status of Instruments.....................7
ARTICLE IV     COVENANTS.................................7
Section 4.01   Financing Statement Filings...............7
Section 4.02   Taxes, etc................................8
Section 4.03   Satisfactory Collateral...................8
Section 4.04   Possession of Collateral..................8
Section 4.05   Maintenance of Collateral.................8
Section 4.06   Further Assurances........................8
Section 4.07   Filing Reproductions......................9
Section 4.08   Delivery of Information...................9
Section 4.09   Compromise of Collateral..................9
Section 4.10   Title; Prohibited Liens and Filings.......9
Section 4.11   Inspection................................9
Section 4.12   Account Obligations.......................9
Section 4.13   Use of Inventory.........................10
Section 4.14   Collection and Enforcement of
               Accounts, General Intangibles
               and Related Rights.......................10
Section 4.15   Reports..................................11
Section 4.16   Proceeds.................................11
Section 4.17   Insurance................................11
Section 4.18   Expenses.................................12
Section 4.19   Financial Statements and Reports.........12
Section 4.20   Fixtures or Accessions...................12
ARTICLE V RIGHTS AND REMEDIES...........................13
Section 5.01   With Respect to Collateral...............13
Section 5.02   Application of Cash Sums.................13
Section 5.03   Default, Events..........................14

Section 5.04   Default, Remedies........................15
Section 5.05   Proceeds.................................16
Section 5.06   Deficiency...............................16
Section 5.07   Secured Party's Duties...................16
Section 5.08   Secured Party's Actions..................16
Section 5.09   Transfer of Indebtedness and Collateral..17
Section 5.10   Cumulative Security......................17
Section 5.11   Continuing Agreement.....................17
Section 5.12   Cumulative Rights........................17
Section 5.13   Exercise of Rights.......................17
Section 5.14   Remedy and Waiver........................18
Section 5.15   Non-Judicial Remedies....................18
ARTICLE VI     MISCELLANEOUS............................18
Section 6.01   Debtor...................................18
Section 6.02   Preservation of Liability................18
Section 6.03   Notices..................................18
Section 6.04   Construction.............................18
Section 6.05   Amendment and Waiver.....................18
Section 6.06   Invalidity...............................18
Section 6.07   Successors and Assigns...................19
Section 6.08   Survival of Agreements...................19
Section 6.09   Titles of Articles and Sections..........19
Section 6.10   Exhibits.................................19
Section 6.11   Conflict of Terms........................19

                       SECURITY AGREEMENT
                       ------------------


     THIS SECURITY AGREEMENT dated as of September 6, 2000, by TEMCO FIREPLACE PRODUCTS, INC., a Texas corporation, with principal office and mailing address at 5400 LBJ Freeway, Suite 1375, Dallas, Texas 75240 ("Debtor"), in favor of THE FROST NATIONAL BANK, a national banking association, doing business as FROST CAPITAL GROUP and formerly known as CREEKWOOD CAPITAL GROUP, whose office address is at 1010 Lamar, Suite 700, Houston, Texas 77002 (herein called "Secured Party").

                       W I T N E S S E T H
                       - - - - - - - - - -

     A. Debtor has requested Secured Party to make a loan or loans to or for the account of Debtor and Temtex Industries, Inc.
("Temtex") pursuant to that certain Loan Agreement by and among Debtor, Temtex and Secured Party of even date herewith (as renewed, modified and restated from time to time, the "Agreement");

     B. Secured Party has conditioned its agreement to make such loan or loans under that certain Agreement upon Debtor's execution and delivery of this Security Agreement;

     NOW, THEREFORE, to induce Secured Party to make a loan or loans to or for the account of Debtor, at the special instance of Secured Party, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Secured Party, as follows:

                            ARTICLE I
                            ---------
                             GENERAL
                             -------
     Section 1.01   Certain Definitions.  As used in this
Security Agreement, the following terms shall have the respective meanings as indicated, unless the context otherwise requires:


          "Accounts" shall have the meaning indicated in Subsection 2.01(a) of this Security Agreement.

          "Agreement" shall have the meaning set forth in the Recitals hereto.

          "Books and Records" shall mean all books, records, reports, memoranda, and/or data compilations, in any form (including, without limitation, corporate and other business records, customer lists, credit files, computer programs, printouts and any other computer materials and records), of Debtor pertaining to any of the Accounts, General Intangibles, Goods, and any other Property included in the Collateral.

          "Code" shall mean the Uniform Commercial Code as presently in effect in the State of Texas, Texas Business &
     Commerce Code Annotated Sections 1.101 through 11.108.

          "Collateral" shall mean all Property, including without limitation, cash or other proceeds, in which Secured Party shall have a security interest pursuant to Section 2.01 of this Security Agreement.

          "General Intangibles" shall have the meaning indicated in Subsection 2.01(b) of this Security Agreement.

          "Goods" shall have the meanings indicated in Subsection
     2.01(c) of this Security Agreement.

          "Indebtedness" shall have the meaning indicated in
     Section 2.02 of this Security Agreement.

          "Instruments" shall have the meaning indicated in Subsection 2.01(e) of this Security Agreement.

          "Other Liable Party" shall mean any Person other than Debtor, primarily or secondarily liable for any of the Indebtedness or who grants Secured Party a lien upon and/or a security interest on any Property as security for any of the Indebtedness.

          "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, trustee, unincorporated organization, government or agency or court or political subdivision thereof, or any other form of entity.

          "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "Related Rights" shall mean all chattel papers, documents and instruments relating to the Accounts or General Intangibles and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any Accounts or General Intangibles or any such chattel papers, documents and instruments.

          "Security Agreement" shall mean this Security
     Agreement, as the same may from time to time be amended, supplemented, revised or restated.

     Section 1.02 Terms Defined in Code. All terms used herein which are defined in the Code shall have the same meaning herein unless otherwise defined herein or the context otherwise requires.

                           ARTICLE II
                           ----------
                        SECURITY INTEREST
                        -----------------

     Section 2.01 Grant of Security Interest. Debtor hereby grants and confirms that it has granted to Secured Party a security interest in, a general lien upon, and a right of set-off against the following described
Property:

          (a) all of Debtor's accounts of any kind (including all leases) whether now existing or hereafter arising (herein called the "Accounts"); all chattel papers, documents and instruments whether now existing or hereafter arising relating to the Accounts; all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any Accounts or any such chattel papers, documents and instruments; and all returned or repossessed goods arising therefrom or relating to any Accounts, or other proceeds of any sale or other disposition of inventory;

          (b) all of Debtor's investment property and general intangibles of any kind whether now existing or hereafter arising including, without limitation the following (herein called the "General Intangibles"):

               (i)  all leases of real or personal property;

               (ii) all copyrights, trademarks, trademark registrations and applications for registration, trade names, corporate names, trade styles, service marks, logos, other source and business identifying marks, together with any goodwill associated therewith, and all patents, patent applications, and all renewals, extensions and continuations in part of the above, any written agreement granting any right to use any copyright, trademark, trademark application or registration, patent, patent application or registration, and the right to sue for past, present and future infringements of the foregoing including the Intellectual Property Collateral set forth in Exhibit "B" attached hereto (herein called the "Intellectual Property Collateral"); and

     all chattel papers, documents and instruments whether now existing or hereafter arising relating to the General Intangibles; and all rights now or hereafter existing in and to all security agreements, leases, licenses and other contracts securing or otherwise relating to any General Intangibles or such chattel papers, documents and instruments;

          (c) all of Debtor's equipment and inventory in all of its forms, whether now owned or hereafter acquired and wherever located, all parts thereof and all accessions or additions thereto and products thereof, whether now owned or hereafter acquired (any and all such equipment, inventory, parts, accessions, additions and products herein called the "Goods"); and including, without limiting the foregoing, the Goods located at Debtor's places of business listed on
     Schedule I attached hereto; all chattel papers, documents and instruments whether now existing or hereafter arising relating to the Goods; and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any Goods or any such chattel papers, documents and instruments;

          (d) in the event that any of the Goods are or will become so related to any particular real estate that an interest in such Goods arises under the real estate law of the state where the real estate is located or is or will be installed in or affixed to other goods of such type, a description of such real estate or other goods is contained in Schedule II hereto and the name of the record owner of such real estate is contained in Schedule II hereto;

          (e) all of Debtor's chattel papers, notes, documents and instruments (herein called the "Instruments") whether now existing or hereafter arising; and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such chattel papers, documents and instruments;

          (f) any additional Properties from time to time delivered to or deposited with Secured Party or any agent bank of Secured Party, whether as security for the Indebtedness or otherwise; and

          (g) the proceeds, products, additions, substitutions and accessions of and to any and all of the foregoing Property; and all of Debtor's books, records, reports, memoranda and data compilations, in any form (including, without limitation, corporate and other business records, customer lists, credit files, computer programs, printouts and any other computer materials and records), of Debtor pertaining to any and all of the foregoing Property; and

          (h) the Collateral includes, without limitation, the following types of property as defined in the S.B. 1058, 76th Texas Legislature, Regular Session, 1999: commercial tort claims, deposit accounts, letter of credit rights, payment intangibles and software.

     Section 2.02 Indebtedness Secured. The security interest in, general lien upon, and right of set-off against the Collateral is granted to Secured Party to secure the following
(all of which is herein called the "Indebtedness"):

          (a) the prompt and unconditional payment and performance when due of any and all indebtedness, obligations and liabilities of Debtor or Temtex to Secured Party (including all claims of every nature and description of Secured Party against Debtor or Temtex), now or hereafter existing or arising, absolute or contingent, direct or indirect, joint and/or several, secured or unsecured, due or to become due, whether originally contracted with Secured Party or acquired in any manner (including by way of participation) by Secured Party including indebtedness, obligations and liabilities of Debtor or Temtex to Secured Party as a member of any partnership, syndicate, association or other group, and whether incurred by Debtor or Temtex as principal, surety, endorser, guarantor, accommodation party or otherwise;

          (b) the reimbursement when due of all amounts which might be advanced by Secured Party to satisfy amounts required to be paid by Debtor under this Security Agreement or under any other instrument at any time executed in connection with or as security for the payment of any part of the Indebtedness or any amount secured hereby or to pay any taxes, insurance premiums, liens, claims and charges against any or all of the Collateral, or any properties covered by any instrument executed or to be executed by

     Debtor to secure any part of the Indebtedness or any amount secured hereby, together with interest thereon to the extent provided;

          (c) the reimbursement and payment by Debtor or Temtex of all advances, charges, costs and expenses (including attorneys' fees and legal expenses) incurred by Secured Party in connection with the transaction which gives rise to this Security Agreement, in connection with any of the Indebtedness or any amount secured hereby and in exercising any right, power or remedy conferred by this Security Agreement or by law (including, but not limited to attorneys fees and legal expenses incurred by Secured Party in connection with the operation, maintenance or foreclosure of any or all of the Collateral); and

          (d) the performance and payment by Debtor of all its obligations in this Security Agreement or any other document or agreement now or hereafter executed in connection with or as security for any part of the Indebtedness or any amount secured hereby.

     Section 2.03 Limited License. Debtor hereby grants to Secured Party a limited license in Debtor's trade names, trademarks and service marks for purposes of allowing Secured Party to use the same in connection with any foreclosure sale or any other disposition pursuant to the Code or this Security Agreement.

                           ARTICLE III
                           -----------
                 REPRESENTATIONS AND WARRANTIES
                 ------------------------------

     In order to induce Secured Party to accept this Security
Agreement, Debtor represents and warrants to Secured Party (which representations and warranties will survive the creation of the Indebtedness and any extension of credit thereunder) that:

     Section 3.01 Information. All information supplied and statements (including financial statements), certificates or data furnished or made by Debtor (or any officer, attorney or accountant of Debtor) to Secured Party (including, without limitation, any extracts from or copies of the Books and Records) in connection with the Indebtedness and/or this Security Agreement, whether contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine. No information, statements, certificate, exhibit or report furnished by Debtor to Secured Party in connection with the Indebtedness and/or this Security Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not misleading.

     Section 3.02 Ownership and Liens. Except for the leases identified in the schedules to the Agreement and the security interest in favor of Secured Party and unless otherwise agreed in writing, Debtor owns good and indefeasible title to the Collateral free and clear of any other security interest, lien, encumbrance, adverse claim or option. Debtor has authority to grant a security interest in the Collateral to Secured Party in the manner provided herein and free and clear of any other security interest, lien, encumbrance, adverse claim or option; no security interest, lien, encumbrance, adverse claim or option has been created by Debtor or is known by Debtor to exist with respect to any Collateral; to the best of Debtor's information and belief, no financing statement or other security instrument is on file in any jurisdiction covering such Collateral; at the time the security interest in favor of Secured Party attaches, good and indefeasible title to all after acquired Property included within the Collateral, free and clear of any security interest, lien, encumbrance, adverse claim or option (other than those permitted by the first sentence of this Section 3.02) will be vested in Debtor; and Debtor's grant of a security interest in the Collateral to Secured Party in the manner provided herein does not result in the creation or imposition of any other security interest, lien, encumbrance, adverse claim or option in favor of any other Person upon any Collateral or any other Property.

     Section 3.03 Status of Accounts. Each Account now existing represents, and each Account hereafter arising will represent, to the best of Debtor's knowledge, the valid and legally enforceable indebtedness of a bona fide account debtor arising from the sale or lease or rendition by Debtor of goods and/or services and is not and will not be subject to contra accounts, set-offs, defenses or counterclaims by or available to account debtors obligated on the Accounts except as disclosed to Secured Party in writing; such goods will have been delivered to, or be in the process of being delivered to, and such services will have been rendered by Debtor to the account debtor and accepted by the account debtor; and the amount shown as to each Account on Debtor's books will be the true and undisputed amount owing and unpaid thereon, subject to any discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing.

     Section 3.04 Status of Related Rights. All Related Rights are, and those hereafter arising will be, valid and genuine. Any chattel paper included in the Related Rights has, and those hereafter arising will have, only one duplicate original counterpart which constitutes chattel paper or collateral within the meaning of the Code or the law of any applicable jurisdiction.

     Section 3.05 Status of Books and Records. All Books and Records have been, and those entries hereafter made therein will be, made in the regular course of Debtor's business; made on the basis of information recorded or transmitted (or to be recorded or transmitted) by a Person, either an employee or representative of Debtor, with personal knowledge of the acts, events, conditions, opinions or diagnoses recorded therein and in the regular course of Debtor's business; made at or near the time of the act, event, condition, opinion or diagnosis recorded therein and in the regular course of Debtor's business; and contain full, true and correct entries of all dealings or transactions relating to the Accounts, General Intangibles, Goods, Related Rights and other Collateral, in accordance with generally accepted accounting principles, consistently applied.

     Section 3.06 Location. The address of Debtor's chief executive office and chief place of business is recited in the opening paragraph of this Security Agreement, and the Books and Records of Debtor are kept at such location. Debtor's Goods (other than Goods, if any, comprising mobile goods) are located only at the location set forth in Subsection 2.01(c) of this Security Agreement. In the event any of the Goods are mobile, such Goods are of a type normally used in more than one jurisdiction, such as motor vehicles, trailers, rolling stock, airplanes, shipping containers, road building and construction machinery and commercial harvesting machinery and the like.

     Section 3.07 Certificate of Title. In the event any of the Goods are covered by a certificate of title, such Goods are specifically identified on Exhibit "A" attached hereto.

     Section 3.08 Collateral Not Covered by Documents. None of the goods included in the Collateral are, and at the time the security interest in favor of Secured Party attaches none of the after acquired goods included in the Collateral will be, covered by any document as defined in the Code or in the Uniform Commercial Code of any state other than Texas where the goods are (or will be) located.

     Section 3.09 Corporate Existence Power and Authorization. Debtor's state of incorporation is recited in the opening paragraph of this Security Agreement; Debtor is duly organized, legally existing and in good standing under the laws of such state; Debtor is duly qualified as a foreign corporation in all jurisdictions wherein the Collateral is located and where Debtor's obligations which give rise to any of the Accounts, General Intangibles or Related Rights are to be performed; Debtor is duly authorized and empowered to execute, deliver and perform the instruments evidencing any of the Indebtedness and this Security Agreement; and all corporate action on Debtor's part requisite for the due execution, delivery and performance of such instruments and this Security Agreement has been duly and effectively taken.

     Section 3.10 Status of Instruments. Each Instrument now existing is, and each Instrument hereafter will be, the valid and legally enforceable indebtedness of a bona fide maker thereof for good and valuable consideration, of which Debtor is the owner and holder, and is not and will not be subject to set-offs, counterclaims or defenses by any maker except as disclosed to Secured Party in writing; and the amount shown on Debtor's books in respect thereof will be the true and undisputed amount owing and unpaid thereon. Each Instrument is endorsed to Secured Party and is in the possession of Secured Party.

                           ARTICLE IV
                           ----------
                            COVENANTS
                            ---------

     A deviation from the provisions of this Article IV shall not constitute an event of default under this Security Agreement if, prior to the occurrence thereof, such deviation is consented to in writing by Secured Party. Without the prior written consent of Secured Party, Debtor will at all times comply with the covenants contained in this Article IV, from the date hereof and for so long as any part of the Indebtedness is outstanding.

     Section 4.01 Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral are being filed with the office of the Secretary of State of Texas and the central filing office (or local filing offices as may be required by law) of any other state where the Goods are located. Debtor will immediately notify Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting security interests in the Collateral. Without limiting the generality of the foregoing, Debtor will (a) immediately notify Secured Party of any change to a state other than as represented in Section 3.06 of this Security

Agreement (i) in the location of the Goods (other than Goods constituting mobile goods), (ii) in the location of Debtor's chief executive office or chief place of business, (iii) in the location of the Books and Records, and (iv) in the "location" of Debtor within the meaning of Section 9.103(c) of the Code; (b) prior to any Collateral becoming so related to any particular real estate so as to become a fixture on such real estate, notify Secured Party of the description of such real estate and the name of the record owner thereof; and (c) immediately notify Secured Party of any change in any Debtor's name, identity or corporate structure. In any notice furnished pursuant to this Section, Debtor will expressly state that the notice is required by this Security Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     Section 4.02 Taxes, etc. Debtor agrees to pay prior to any delinquency all taxes, charges, liens and assessments against the Collateral, and upon the failure of Debtor to do so, Secured Party, at its option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

     Section 4.03 Satisfactory Collateral. Debtor will at all times maintain with Secured Party Collateral of a character and value satisfactory to Secured Party. If at any time any of the Collateral shall depreciate in character or value or otherwise be unsatisfactory to Secured Party, Secured Party in its discretion may demand, and Debtor will upon said demand provide, such further collateral or such payment on account of the Indebtedness as will be satisfactory to Secured Party.

     Section 4.04 Possession of Collateral. Secured Party shall be deemed to have possession of any of the Collateral in transit to it or set apart for it. Otherwise the Collateral shall remain in Debtor's possession or control at all times at Debtor's risk of loss and shall (except for temporary removal consistent with its normal use) be kept at the locations represented pursuant to Section 3.06 and any other location specified in writing to Secured Party, where Secured Party may inspect it at any time.

     Section 4.05 Maintenance of Collateral. Debtor will maintain the Collateral in good condition and will not misuse, abuse, waste, destroy, endanger or allow the Collateral to deteriorate. Debtor will forthwith, or in the case of any loss or damage to any goods included in the Collateral as soon as practicable, make or cause to be made all repairs, replacements or other improvements to the Collateral as are necessary or desirable to accomplish the foregoing. Debtor will not use the Collateral in violation of any law, statute, ordinance or regulation or suffer it to be so used.

     Section 4.06 Further Assurances. Debtor will from time to time sign, execute, deliver and file, alone or with Secured Party, any financing statement, security agreements or other documents, any document as may be requested by Secured Party, and take all further action that may be necessary or desirable, or that Secured Party may request to confirm, perfect and preserve the security interest created hereby, and in addition, Debtor hereby authorizes and appoints Secured Party as Debtor's true and lawful attorney-in-fact and agent to execute and deliver on behalf of Debtor and to file such financing statements, security agreements and other documents as Secured Party shall determine to be useful. Debtor shall do all such additional and further acts, things, deeds, give such assurances and execute such instruments as Secured Party requests to vest more completely in and assure to Secured Party its rights under this Security Agreement. Without limiting the foregoing,
(i) Debtor will not remove any Goods (other than mobile goods) included in the Collateral from the jurisdiction in which such Goods are located (as represented in Section 3.06 of this Security Agreement) unless prior thereto all actions referenced in Section 4.01 have been taken with respect thereto; (ii) Debtor will mark conspicuously any and all chattel paper included in the Collateral and its Books and Records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party indicating that such chattel paper or Collateral is subject to the security interest granted by this Security Agreement; and
(iii) in the event any Account, General Intangible or Related Right is evidenced by a note or other instrument, Debtor will transfer, deliver and assign to Secured Party such note or other instrument duly endorsed and accompanied by duly executed instruments of transfer and assignment, all in form and substance satisfactory to Secured Party, to be held by Secured Party as Collateral under this Security Agreement.

     Section 4.07 Filing Reproductions. At the option of Secured Party, a carbon, photographic or other reproduction of this Security Agreement or of a financing statement covering the Collateral shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.08 Delivery of Information. Debtor will transmit to Secured Party promptly all information that Debtor may have or receive with respect to (i) the Collateral or (ii) account debtors or obligors in respect of the Accounts, the General Intangibles and the Related Rights which might in any way materially affect the value of the Collateral or Secured Party's rights or remedies with respect thereto.

     Section 4.09 Compromise of Collateral. Debtor will not adjust, settle or compromise any of the Collateral without the prior written consent of Secured Party, except in the ordinary course of business.

     Section 4.10 Title; Prohibited Liens and Filings. Debtor agrees to protect the title to the Collateral. Debtor will not pledge, mortgage, lease or otherwise encumber, or create or suffer a security interest to exist in any of the Collateral (other than in favor of Secured Party) or sell, assign or otherwise transfer any of the Collateral (other than inventory as permitted by Section 4.13 of this Security Agreement) to or in favor of anyone other than Secured Party. Debtor will not file or permit to be filed or recorded any financing statement or other security instrument with respect to the Collateral other than in favor of Secured Party.

     Section 4.11   Inspection.  Debtor will, upon Secured
Party's demand, at any time and from time to time, during normal business hours permit Secured Party to inspect Debtor's Books and Records, originals of the Related Rights, the Goods and any other
Collateral.

     Section 4.12   Account Obligations.  Debtor will duly
perform or cause to be performed all obligations of Debtor with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each Account or Instrument.

     Section 4.13 Use of Inventory. Until the occurrence of any event of default specified in Section 5.03 hereof, Debtor may use its inventory in any lawful manner not inconsistent with this Security Agreement and with the terms of insurance thereon and may sell, lease or otherwise dispose of its inventory in the ordinary course of business. Debtor will not be permitted to use any item of inventory in a manner inconsistent with the holding thereof for sale, lease or disposition in the ordinary course of business or in contravention of the terms of any agreement. A sale, lease or disposition in the ordinary course of business does not include the exchange of items of inventory for goods in kind or otherwise or transfers of items of inventory made in satisfaction of present or future indebtedness.

     Section 4.14   Collection and Enforcement of Accounts,
General Intangibles and Related Rights.

          (a) Except as otherwise provided in subsection 4.14(b) hereof, Debtor shall continue to collect, at its own expense, all amounts due or to become due to Debtor with respect to the Accounts, General Intangibles, Instruments and Related Rights in accordance with the provisions of the Agreement. In connection with such collections, Debtor may take (and, at Secured Party's direction, shall take) such action as Debtor or Secured Party may deem necessary or advisable to enforce collection of the Accounts, General Intangibles and Related Rights.

          (b) Notwithstanding the provisions of subsection 4.14(a) hereof, Secured Party shall have the right at any time and from time to time, whether with or without written notice to Debtor of its intention to do so, to contact account debtors or obligors under any or all of the Accounts, General Intangibles, Instruments or Related Rights in order to verify information about Debtor's accounts, to notify such account debtors or obligors of the assignment and security interest of Secured Party in such Accounts, General Intangibles, Instruments or Related Rights and, upon the occurrence of an event of default, to direct such account debtors or obligors to make payment of all amounts due or to become due Debtor thereunder directly to Secured Party. Upon exercising such right, Secured Party may additionally, at the expense of Debtor, enforce collection of any or all of the Accounts, General Intangibles, Instruments and Related Rights and may adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done.

          (c) Upon notice by Secured Party to Debtor that Secured Party either intends to exercise the rights and remedies granted in subsection 4.14(b) hereof or that it has so exercised one or more of the rights or remedies granted to it in subsection 4.14(b) hereof, as the case may be (it being understood and agreed that the foregoing shall not in any fashion require the Secured Party to give notice of its intent to exercise, or its exercise of, the right and remedies granted to it in subsection 4.14(b) hereof), then,
     (i) all amounts and proceeds (including chattel paper, notes and instruments) received by Debtor in respect of the Accounts, General Intangibles, Instruments and Related Rights (1) shall be received in trust for the benefit of Secured Party hereunder, (2) shall be segregated from other funds of Debtor and shall not be commingled with other money nor deposited in a deposit account of Debtor, and (3) shall forthwith be paid over to Secured Party in the same form as so received (together with any necessary endorsement) to be held by Secured Party as cash collateral and applied as set forth in Section 5.02 hereof; (ii) Debtor shall not adjust, settle or compromise any of the Accounts, the General Intangibles, the Instruments or the Related Rights nor release wholly or partly any account debtor or obligor thereof, nor allow any credit (other than proceeds subject to this subsection 4.14(c)) or discount thereon; and (iii) Debtor shall forthwith deliver to Secured Party, to be maintained under the exclusive control of Secured Party, the Books and Records relating to the Accounts, the General Intangibles, the Instruments and the Related Rights for the purpose of enabling Secured Party to exercise its rights and remedies under this Security Agreement.

     Section 4.15 Reports. Debtor will promptly furnish to Secured Party from time to time, upon request of Secured Party
(i) such copies, extracts and abstracts of its Books and Records as Secured Party may request; (ii) an analysis of Debtor's Accounts, General Intangibles, the Instruments and Related Rights in such detail as Secured Party may direct and including, without limitation, an identification of each Account by amount, invoice number and/or date and account debtor or obligor; an age analysis; and a summary for any relevant period identifying the amount outstanding at the beginning of the period, amount billed during the period, proceeds received during the period and amount outstanding at the end of the period; and (iii) an analysis of Debtor's inventory in such detail as Secured Party may direct and including, without limitation, for any relevant period, inventory comprising work in progress at the beginning of the period, amount billed comprising finished goods at the beginning of the period, inventory sold or otherwise disposed of during the period, inventory subject to lease during the period, inventory comprising work in progress at the end of the period, and inventory comprising finished goods at the end of the period.

     Section 4.16 Proceeds. Except as otherwise specified in the Agreement, Debtor will deliver to Secured Party promptly upon receipt, all proceeds received by Debtor from the sale or other disposition of the Collateral in the exact form in which they are received, or in such other form as Secured Party may from time to time direct. To evidence Secured Party's rights in this regard, Debtor will assign or endorse proceeds to Secured Party as Secured Party requests. Upon request of Secured Party, Debtor will notify obligors on all of the Collateral to take payments directly to Secured Party, and Secured Party may endorse as Debtor's agent any checks, instruments, chattel paper or other documents connected with the Collateral, take control of proceeds of the Collateral and may hold the proceeds as part of the Collateral and may use cash proceeds to reduce any part of the Indebtedness, or otherwise, and take any action necessary to obtain, preserve and enforce the security interests and liens granted hereunder and maintain and preserve the Collateral.

     Section 4.17 Insurance. Debtor shall have and maintain, with financially sound and reputable insurers, insurance satisfactory in all respects to Secured Party covering the Goods included in the Collateral against risk of fire, theft and such other risks as Secured Party may require, including standard extended coverage, in an amount at least equal to the value thereof. Policies evidencing any such property insurance
(i) shall contain a standard loss payee endorsement and mortgagee's endorsement, (ii) shall provide for payment of any loss to Secured Party, (iii) shall contain the agreement by the insurer that any loss thereunder shall be payable to

Secured Party notwithstanding any action, inaction or breach of representation or warranty by Debtor, (iv) shall provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto and (v) shall provide for a minimum of ten (10) days prior written notice to Secured Party of any cancellation, modification or alteration of such insurance coverage. Debtor shall furnish Secured Party with certificates or other evidence of compliance with the foregoing insurance provisions. Secured Party may act as attorney for Debtor and Debtor hereby irrevocably appoints Secured Party as Debtor's true and lawful attorney-in-fact and agent, with full power of substitution, in Secured Party's name or Debtor's name or otherwise, but at Debtor's cost and expense and without notice to Debtor, to obtain, adjust, sell and cancel such insurance and endorse any draft drawn by insurers of such Collateral. The Secured Party may apply any proceeds of such insurance which may be received by it in payment on account of the Indebtedness, whether due or not. If any insurance policy covering the goods included in the Collateral expires or is canceled before the Indebtedness is paid in full or Secured Party's obligation, if any, to advance additional monies has terminated, at the Secured Party's option, the Secured Party may obtain replacement insurance which may, but need not, be single interest insurance in favor of the Secured Party and Secured Party may pay the premiums thereunder.

     Section 4.18 Expenses. Debtor agrees to pay to Secured Party, at Secured Party's offices, all advances, charges, costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Secured Party in connection with the transaction which gives rise to this Security Agreement, in connection with confirming, perfecting and preserving the security interest created under this Security Agreement, in connection with protecting Secured Party against the claims or interests of any third Person against the Collateral, and in exercising any right, power or remedy conferred by this Security Agreement or by law. The amount of all such advances, charges, costs and expenses shall be due and payable by Debtor to Secured Party upon demand together with interest thereon from the date of demand at the maximum rate of nonusurious interest allowed by law as of the date of demand; for purposes of determining such maximum rate of nonusurious interest under this Section, the amount of all such advances, charges, costs and expenses shall be added to the amount of all other Indebtedness then outstanding, and the aggregate amount shall be used.

     Section 4.19 Financial Statements and Reports. Debtor will promptly furnish to Secured Party from time to time upon request such information regarding the business and affairs and financial condition of Debtor as Secured Party may reasonably request, and will furnish to Secured Party all financial statements and other financial information as may be required under the terms of the Agreement. All such financial statements and information referred to above shall be in such detail as Secured Party may reasonably request and such financial statements shall conform to generally accepted accounting principles.

     Section 4.20 Fixtures or Accessions. Unless Subsection 2.01(d) has been completed, Debtor will not permit any Collateral to become so related to any particular real estate so as to become a fixture on such real estate or to be installed in or affixed to other goods so as to become an accession to such other goods; in the event that any Collateral is to become so related to any particular real estate or so installed or affixed to other goods, prior thereto Debtor will notify Secured Party of such fact and upon demand of Secured Party furnish written consent(s) to

Secured Party's security interest and/or disclaimer(s) signed by any person having an interest in the real estate or other goods.

                            ARTICLE V
                            ---------
                       RIGHTS AND REMEDIES
                       -------------------

     Section 5.01 With Respect to Collateral. Secured Party is hereby fully authorized and empowered (without necessity of any further consent or authorization from Debtor) and the right is expressly granted to Secured Party, and Debtor hereby constitutes, irrevocably appoints and makes Secured Party Debtor's true and lawful attorney-in-fact and agent for Debtor and in Debtor's name, place and stead, which appointment is coupled with an interest in the Collateral, with full power of substitution, in Secured Party's name or Debtor's name or otherwise, for Secured Party's sole use and benefit, but at Debtor's cost and expense, to exercise without notice, all or any of the following powers at any time with respect to all or any of the Collateral (regardless of whether any of the Indebtedness is due or not):

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due by virtue thereof and otherwise deal with proceeds;

          (b) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and nonnegotiable instruments and chattel paper taken or received by Secured Party in connection therewith;

          (c) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

          (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relative goods, as fully and effectually as if Secured Party were the absolute owner thereof;

          (e) to extend the time of payment of any or all thereof and to grant waivers and make any allowance or other adjustment with reference thereto; and

          (f) to enter any post office box and take all items therefrom, to open the same and, after taking all remittances, to return any remaining items to Debtor and to change any post office box to any address or post office box
     Secured Party chooses;

     provided, however, Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Collateral.

     Section 5.02 Application of Cash Sums. Prior to the happening of any of the events of default specified in Section
5.03 hereof, all cash sums paid to and received by Secured Party on account of the Collateral (i) shall be promptly applied by Secured Party on the Indebtedness whether or not such Indebtedness shall have by its terms matured, such application to be made to principal or interest or expenses as Secured Party may elect; provided, further, however, Secured

Party's failure to so apply any such sums shall not be a waiver of Secured Party's right to so apply such sums or any other sums at any time, (ii) released to Borrower, within one Business Day of Borrower's request therefor, to the extent such collected sums exceed the amount of the Indebtedness then owing, or then expected to become owing to Secured Party, or (iii) otherwise, at the option of Secured Party, shall be released to Debtor for use in Debtor's business.

     Section 5.03 Default, Events. At the option of Secured Party and without necessity of demand or notice, all or any part of the Indebtedness shall immediately become due and payable irrespective of any agreed maturity or period of grace and any obligation of Secured Party for further financial accommodation shall terminate upon the happening of any of the following events:

          (a) the occurrence of an "Event of Default" under the Agreement;

          (b) default in the payment of any amount payable hereunder when due;

          (c) any deterioration, impairment or decline in character or value of any part of the Collateral or any other collateral subject to a security interest in favor of Secured Party to secure the Indebtedness (whether actual or reasonably anticipated) that causes the Collateral or any such other collateral in the judgment of Secured Party to become unsatisfactory as to character or value; or

          (d) the entry of a judgment, issuance of an injunction or order of attachment, or any other process against Debtor, or any of the Collateral, or Other Liable Party;

          (e) the application for the appointment or the appointment of a receiver, trustee, liquidator, conservator, rehabilitator, or similar individual, officer or committee of, or for any property of, Debtor or Other Liable Party;

          (f) the death, incapacity, insolvency, dissolution, assignment for the benefit of creditors, calling of a meeting of any creditors, appointment of a committee of any creditors or a liquidating agent, offering to or receiving from any creditors a composition or extension of any of the indebtedness of any of them, making a bulk transfer, granting a security interest in any property, the whole or partial suspension, discontinuance, or liquidation or usual business, or failure in business, of or by Debtor or Other Liable Party, including the imminent or threatened occurrence of any of the foregoing events;

          (g) the commencement of any proceeding, suit or action under any provisions of the Bankruptcy Code, as amended, or any similar statute, for adjudication as a bankrupt, reorganization, composition, extension, arrangement, adjustment of debts if Debtor or any Other Liable Party is an individual with regular income, receivership, liquidation or dissolution by or against Debtor or Other Liable Party;

          (h)  the admission in writing by Debtor or Other Liable
     Party of inability to pay, or Debtor's or Other Liable
     Party's generally not pay, such Person's debts as they become due;

          (i)  failure of Debtor, Other Liable Party or the
     Collateral to comply with Regulations U or X of the Board of Governors of the Federal Reserve System, as amended;

          (j) failure by Debtor or Other Liable Party, after demand, to furnish any financial information to Secured Party or to permit Secured Party to inspect books or records of account; making any misrepresentation to Secured Party for the purpose of obtaining credit; failure to pay any tax or failure to withhold, collect or remit any tax or tax deficiency when assessed or due; failure by Debtor or Other Liable Party to pay any obligations, or any interest or premiums thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or to perform or observe any term, covenant or condition on such Person's part to be performed or observed under any agreement or instrument relating to any such obligations, when required to be performed or observed if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of (upon the giving of notice or upon the lapse of time, or both), the maturity of such obligations, or any such obligations shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled prepayment), prior to the scheduled maturity thereof;

          (k) failure by Debtor, upon demand from Secured Party, to furnish such further reasonable Collateral or take such payment on account of the Indebtedness as will be satisfactory to Secured Party; or

          (l)  if in the reasonable exercise of its judgment
     Secured Party, in good faith, determines that the financial responsibility of Debtor or Other Liable Party has become otherwise unsatisfactory.

     Section 5.04 Default, Remedies. If all or any part of the Indebtedness shall become due and payable as specified in Section
5.03 hereof, Secured Party may then, or at any time thereafter apply, set off, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as Secured Party may deem fair, and Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of Debtor or right of redemption. No such purchase or holding by Secured Party shall be deemed a retention by Secured Party in satisfaction of the Indebtedness. All demands, notices and advertisements, and the presentment of property at sale, are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Code or other law requires Secured Party to give reasonable notice of any such sale or disposition or other action, Debtor agrees that five
(5) days prior written notice shall constitute reasonable notice. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Secured Party and Debtor. Any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

     Section 5.05 Proceeds. The proceeds of any sale or other disposition of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in Section 9.504 of the Code as presently in effect.

     Section 5.06 Deficiency. Debtor shall remain liable to Secured Party for any Indebtedness, advances, costs, charges and expenses, together with interest thereon remaining unpaid and shall pay the same immediately to Secured Party at Secured Party's offices.

     Section 5.07 Secured Party's Duties. The powers and remedies conferred upon Secured Party by this Security Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such power or remedy. Secured Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with the Collateral or the Indebtedness, or to take any steps necessary to preserve any rights against prior parties. Secured Party shall not be liable for failure to collect or realize upon any or all of the Indebtedness or Collateral, or for any delay in so doing, nor shall Secured Party be under any duty to take any action whatsoever with regard thereto. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession but need not take any steps to keep the Collateral identifiable. Secured Party shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party's rights in or to, any of the Collateral.

     Section 5.08 Secured Party's Actions. Debtor waives any right to require Secured Party to proceed against any Person, exhaust any Collateral, or have any Other Liable Party joined with Debtor in any suit arising out of the Indebtedness or this Security Agreement or pursue any other remedy in Secured Party's power; waives any and all notice of acceptance of this Security Agreement or of creation, modification, renewal or extension for any period of any of the Indebtedness from time to time; and waives any defense arising by reason of any disability or other defense of Debtor or of any Other Liable Party, or by reason of the cessation from any cause whatsoever of the liability of Debtor or of any Other Liable Party. All dealings between Debtor and Secured Party, whether or not resulting in the creation of Indebtedness, shall conclusively be presumed to have been had or consummated in reliance upon this Agreement. Until all Indebtedness shall have been paid in full, Debtor shall not have any right to subrogation, and Debtor waives any right to enforce any remedy which Secured Party now has or may hereafter have against Debtor or Other Liable Party and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness, from time to time to (a) take and hold any other Property as collateral, other than the Collateral, for the payment of any or all of the Indebtedness, and exchange, enforce, waive and release any or all of the Collateral or such other Property; (b) apply the Collateral or such other Property and direct the order or manner of sale thereof as Secured Party in its discretion may determine;
(c) renew and/or extend for any period, accelerate, modify, compromise, settle or release the obligation of Debtor or any Other Liable Party with respect to any or all of the Indebtedness or Collateral; and

(d) release or substitute Debtor or any Other Liable Party.

     Section 5.09 Transfer of Indebtedness and Collateral. Secured Party may transfer any or all of the Indebtedness, and upon any such transfer Secured Party may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers and remedies of Secured Party hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred Secured Party shall retain all rights, powers and remedies hereby given. Secured Party may at any time deliver any or all of the Collateral to Debtor, whose receipt shall be a complete and full acquittance for the Collateral so delivered, and Secured Party shall thereafter be discharged from any liability therefor.

     Section 5.10 Cumulative Security. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Indebtedness. No security taken hereafter as security for payment of the Indebtedness shall impair in any manner or affect this Security Agreement. All such present and future additional security is to be considered as cumulative security.

     Section 5.11 Continuing Agreement. This is a continuing agreement and all the rights, powers and remedies of Secured Party hereunder shall continue to exist until the Indebtedness is paid in full as the same becomes due and payable; until Secured Party has no further obligation to advance monies to Debtor or Other Liable Party; and until Secured Party, upon request of Debtor, has executed a written termination statement. Furthermore, it is contemplated by the parties hereto that there may be times when no Indebtedness is owing; but notwithstanding such occurrence, this Security Agreement shall remain valid and shall be in full force and effect as to subsequent Indebtedness provided that Secured Party has not executed a written termination statement. Otherwise this Security Agreement shall continue irrespective of the fact that the personal liability of any Other Liable Party may have ceased, and notwithstanding the death or incapacity of Debtor or the death, incapacity or bankruptcy of any Other Liable Party or any other event or proceeding affecting Debtor or Other Liable Party.

     Section 5.12 Cumulative Rights. The rights, powers and remedies of Secured Party hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any of the other rights, powers and remedies of Secured Party. Furthermore, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Secured Party shall have the rights, powers and remedies of a secured party under the Code, as amended.

     Section 5.13 Exercise of Rights. Time shall be of the essence for the performance of any act under this Security Agreement or the Indebtedness by Debtor or Other Liable Party, but neither Secured Party's acceptance of partial or delinquent payment nor any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall be deemed a waiver of any obligation of Debtor or Other Liable Party or of any right, power or remedy of Secured Party or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or of the exercise of any other right, power or remedy.

     Section 5.14 Remedy and Waiver. Secured Party may remedy any default and may waive any default without waiving the default remedied or waiving any prior or subsequent default.

     Section 5.15 Non-Judicial Remedies. Secured Party may enforce its rights hereunder without resort to prior judicial process or judicial hearing, and Debtor expressly waives, renounces and knowingly relinquishes any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity and are the result of bargaining at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

                           ARTICLE VI
                           ----------
                          MISCELLANEOUS
                          -------------

     Section 6.01 Debtor. The term "Debtor" as used throughout this Security Agreement shall include the respective successors, legal representatives, heirs and assigns of Debtor.

     Section 6.02 Preservation of Liability. Neither this Security Agreement nor the exercise by Secured Party (or any failure to so exercise) any right, power or remedy conferred herein or by law shall be construed as relieving any Person liable on the Indebtedness from full liability on the Indebtedness and for any deficiency thereon.

     Section 6.03 Notices. Any notice or demand to Debtor under this Security Agreement or in connection with this Security Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to Debtor at the address of Debtor appearing on the records of the Secured Party, in the U.S. Mail, but actual notice, however given or received, shall always be effective.

     Section 6.04 Construction. This Security Agreement has been made in and the security interest granted hereby is granted in and both shall be governed by the laws of the State of Texas (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interest granted hereby) and of the United States of America, as applicable, in all respects, including matters of construction, validity, enforcement and performance.

     Section 6.05   Amendment and Waiver.  This Security
Agreement may not be amended, altered, or modified (nor may any of its terms be waived) except in writing duly signed by an authorized officer of Secured Party and by Debtor.

     Section 6.06 Invalidity. If any provision of this Security Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision which shall have become final, Debtor and Secured Party shall promptly meet and negotiate substitute provisions for those rendered invalid, illegal or unenforceable, but all of the remaining provisions shall remain in full force and effect.

     Section 6.07   Successors and Assigns.  The covenants,
representations, warranties and agreements herein set forth shall be binding upon Debtor and shall inure to the benefit of Secured
Party, its successors and assigns.

     Section 6.08 Survival of Agreements. All representations and warranties of Debtor herein, and all covenants and agreements herein not fully performed before the effective date of this Security Agreement, shall survive such date.

     Section 6.09 Titles of Articles and Sections. All titles or headings to articles, sections or other divisions of this Security Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     Section 6.10   Exhibits.  All exhibits to this Security
Agreement are incorporated herein by reference for all purposes.

     Section 6.11   Conflict of Terms.  If any provision
contained in this Security Agreement is in direct conflict with, or inconsistent with, any provision of the Agreement, the provision in the Agreement shall govern and control.

     IN WITNESS WHEREOF, Debtor has executed this Agreement as of the date set forth hereinabove.


                              DEBTOR:

                              TEMCO FIREPLACE PRODUCTS, INC.,
                              a Texas corporation



                              By: /s/ E. R. Buford
                                 ------------------------------
                              Name:  E. R. Buford
                              Title:  President

              PATENT COLLATERAL SECURITY AGREEMENT
              ------------------------------------


     THIS PATENT COLLATERAL SECURITY AGREEMENT is made as of the 6th day of September, 2000 by and between TEMCO FIREPLACE PRODCUTS, INC, a Texas corporation (the "Borrower") having a mailing address at 5400 LBJ Freeway, Suite 1375, Dallas, Texas 75240, and FROST NATIONAL BANK, a national banking association, doing business as FROST CAPITAL GROUP and formerly known as CREEKWOOD CAPITAL GROUP, having a mailing address at 1010 Lamar, Suite 700, Houston, Texas 77002 or at such other place as the Lender shall designate in writing to the Company ("Lender").

                           BACKGROUND

     Lender has entered into that certain Loan Agreement with Borrower and Temtex Industries, Inc., dated as of September 6, 2000 (as amended from time to time, the "Agreement"), which provides for certain credit accommodations from Lender to Borrower and Temtex Industries, Inc. In order to induce Lender to provide the credit accommodations set forth in the Agreement, Borrower agreed to execute and deliver to Lender, this Patent Collateral Security Agreement ("Security Agreement"). This Security Agreement, covering Patents (as hereinafter defined), is being executed in connection with the Agreement under which Lender, is granted a lien on and security interest in the Patents, whereby Lender shall have the right to foreclose simultaneously, subject to grace periods set forth therein, on the Patents in the event of the occurrence and continuance of an Event of Default under the Agreement.

     NOW, THEREFORE, in consideration of the premises, Borrower and Lender hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Agreement shall have their defined meanings when used herein and the following terms shall have the following meanings, unless the context otherwise requires:

          "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of Texas.

          "Collateral" shall have the meaning assigned to it in
Section 2 of this Security Agreement.

          "Excluded Property" means property encumbered by a Lien existing on the date of this Agreement which is permitted by
Section 5.02 of the Agreement, but only if the security agreement which created such Lien provides that the granting of any additional Lien on such property constitutes a default under such security agreement.

          "Licenses" shall mean the patent license agreements of Borrower designated on Schedule I hereto, as any of the same may from time to time be amended or supplemented.

          "Patents" shall mean all right, title and interest in and to the U.S. patent applications and U.S. patents referred to in the attached Schedule A and those patents which are hereafter obtained or acquired by Borrower and all registrations, applications and recordings thereof, including, without limitation, all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and all applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, or any State thereof, all whether now owned or hereafter acquired by Borrower.

          "Proceeds" shall have the meaning assigned to it under
Section 9-306 of the Code, and in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security Agreement" shall mean this Patent Collateral
Security Agreement, as the same may from time to time be amended or supplemented.

     2. Grant of Security Interest. As collateral security for the prompt payment of the Indebtedness (as defined in the Agreement, and which includes obligations of Temtex Industries, Inc.), Borrower hereby grants and conveys to Lender, a security interest (the "Security Interest") in and to the following property, but excluding the Excluded Property: (a) the entire right, title and interest of Borrower in and to the Patents, including the registrations and applications appurtenant thereto, listed in Schedule A hereto (as the same may be amended pursuant hereto from time to time), and in and to any and all patents, and registrations and applications appurtenant thereto, hereafter acquired or filed by Borrower, including without limitation all renewals thereof, all proceeds of infringement suits, the rights to sue for past, present and future infringements and all rights corresponding thereto in the United States and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and (b) all of Borrower's right, title and interest in, to and under the following:

          (i)  all Licenses;

          (ii) all accounts, contract rights and general intangibles arising under or relating to each and every License (including, without limitation, (A) all moneys due and to become due under any License, (B) any damages arising out of or for breach or default in respect of any such License, (C) all other amounts from time to time paid or payable under or in connection with any such License, and (D) the right of Borrower to terminate any such License or to perform and to exercise all remedies thereunder); and

          (iii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing. All of the property referred to in this paragraph 2 is hereafter collectively called the "Collateral".

     3.   Representations and Warranties.  Except as set forth on
Schedule 3, Borrower covenants and warrants that as of the date of this Security Agreement:

          (a) The Patents are existing and have not been adjudged invalid or unenforceable;

          (b) Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, (including without limitation pledges, assignments, licenses, registered user agreements and covenants by Borrower not to sue third persons), expressly relating to such Patents), except for (a) the Licenses referred to in Schedule I attached hereto and (b) Permitted Liens;
          (c) Borrower has the corporate power and authority to enter into this Security Agreement and perform its terms;

          (d)  To the extent necessary to prevent the
abandonment, invalidation, unenforceability, avoidance or substantial diminution of value, Borrower has used, and will continue to use for the duration of this Security Agreement, proper statutory notice, where appropriate, in connection with its use of the Patents; and

          (e)  To the extent necessary to prevent the
abandonment, invalidation, unenforceability, avoidance or substantial diminution of value, Borrower has used, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Patents.

     4. Covenants. Borrower covenants and agrees with Lender that from and after the date of this Security Agreement and until the Indebtedness is fully satisfied:

          (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Lender, Borrower will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code with respect to the liens and security interests granted hereby. Borrower also hereby authorizes Lender to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law.

          (b) Maintenance of Patents. Borrower will not do any act, or omit to do any act, that causes the Patents or any registration or application appurtenant thereto, to become abandoned, invalidated, unenforceable, avoided, avoidable, or otherwise substantially diminish in value. Borrower shall take reasonable action at its expense, to halt the infringement of the Patents and shall properly exercise its duty to control the nature and quality of the goods offered by any licensees in connection with the Licenses set forth in Schedule I to the extent necessary to prevent the abandonment, invalidation, unenforceability or avoidance of such licenses.

          (c) Indemnification. (A) Borrower assumes all responsibility and liability arising from its use of the Patents, and Borrower hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of Borrower's operations of its business from the use of the Patents except a claim, suit, loss, damage or expense from Lender's gross negligence or willful misconduct. (B) In any suit, proceeding or action brought by Lender under any License for any sum owing thereunder, or to enforce any provisions of such License, Borrower will indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach of Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Borrower, and all such obligations of Borrower shall be and remain enforceable against and only against Borrower and shall not be enforceable against Lender unless attributable to the Lender's gross negligence or willful misconduct.

          (d) Limitation of Liens on Collateral. Except for Permitted Liens, Borrower will not create, permit or suffer to exist, any lien, security interest, encumbrance, claim or right, in or to the Collateral, and to any of Borrower's rights under any License and to the Proceeds thereof.
          (e) Limitations on Modifications of Licenses. To the extent necessary to prevent the abandonment, invalidation, unenforceability or avoidance of any License, Borrower will not
(i) amend, modify, terminate (other than in accordance with its terms) or waive any provision of any License in any manner, (ii) fail to exercise promptly and diligently each and every material right which it may have under each License (other than any right of termination).

          (f) Limitation on Further Uses of Patents. Except for Permitted Liens, Borrower will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive license or nonexclusive license, or otherwise dispose of any of the Collateral, without written consent of Lender.

     5.   Lender's Appointment as Attorney-in-Fact.
          ----------------------------------------

          (a) Borrower hereby irrevocably constitutes and appoints Lender and any officer or Lender thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender's discretion, for the purposes of carrying out the terms of this Security Agreement, upon the occurrence and during the continuation of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right, on behalf of Borrower, to do the following:

               (i)  Upon the occurrence and during the
continuance of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any License whenever payable;

               (ii) Upon the occurrence and during the
continuance of an Event of Default, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral,

               (iii)     Upon the occurrence and during the
continuance of an Event of Default, (A) to direct any party liable for any payment under any License to make payment of any and all moneys due and to become due thereunder directly to Lender or as Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may reasonably deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option all acts and things which Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Borrower might do.

This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, Borrower shall execute any additional documents which Lender may require in order to confirm this power of attorney, or which Lender may deem necessary to enforce any of its rights contained in this Security Agreement.

          (b) The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for its or their own gross negligence or willful misconduct.

          (c) Borrower also authorizes Lender to execute, in connection with the sale provided for in paragraph 8(b) of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     6. Execution of Power of Attorney. Concurrently with the execution and delivery hereof, Borrower is executing and delivering to Lender, in the form of Schedule II hereto, ten (10) originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Patents pursuant to paragraph 5 hereof.

     7. Performance by Lender of Borrower's Indebtedness. If Borrower fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance shall be payable by Borrower to Lender on demand and shall constitute Indebtedness secured hereby.

     8.   Remedies, Rights Upon Event of Default.
          --------------------------------------

          (a) If an Event of Default shall occur and be continuing:

               (i) All payments received by Borrower under or in connection with any of the Collateral shall be held by Borrower in trust for Lender, shall be segregated from other funds of Borrower and shall forthwith upon receipt by Borrower, be turned over to Lender, in the same form as received by Borrower (duly endorsed by Borrower or Lender, if required); and

               (ii) Any and all such payments so received by Lender (whether from Borrower or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Indebtedness as provided in the Agreement. Any balance of such payments held by Lender and remaining after payment in full of all the Indebtedness shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive the same.

          (b) If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Indebtedness, all rights and remedies of a secured party under the Code, including, without limitation, sale of the Collateral. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled. Borrower shall also be liable for the reasonable fees of any attorneys employed by Lender to collect any such deficiency and also as to any reasonable attorney's fees incurred by Lender with respect to the collection of any of the Indebtedness and the enforcement of any of Lender's respective rights hereunder.

     9. Termination. Upon payment in full of all Indebtedness and the termination of all Commitments, the Security Interests shall terminate and all rights to the Collateral shall revert to Borrower. Upon such termination of the Security Interests or release of any Collateral, Lender will, at the expense of Borrower, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     10. Notices. Any notice to Lender shall be deemed to have been duly given when given under the Agreement.

     11. No Waiver. No course of dealing between Borrower and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     12. Cumulative Remedies. All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by the Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

     13. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

     14.  No Modification Except in Writing.  This Security
Agreement is subject to modification only by a writing signed by the parties.

     15. Successors and Assigns. The benefits and burdens of this Security Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties in accordance with the Agreement.

     16. Governing Law. The validity and interpretation of this Security Agreement and the rights and obligations of the parties shall be governed by the laws of the State of Texas.


[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement under the seal as of the day and first written above.



WITNESS:                      TEMCO FIREPLACE PRODUCTS, INC.


   /s/ Lisa Carter Toomb      By:   /s/ E. R. Burford
------------------------          ----------------------------
                              Name:  E. R. Buford
                              Title:  President

STATE OF TEXAS      )
                    : ss.:
COUNTY OF DALLAS    )


     Before me, the undersigned, on this 6th day of September, 2000 personally appeared E. R. Buford, to me known personally, and who being by me duly sworn, deposes and says that he is the President and Director of TEMCO FIREPLACE PRODCUTS, INC., and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.


                                   /s/ Cathryn Kaufman
                                   -----------------------------
                                   Notary Public
                                   My Commission Expires: 6/3/2003
                                                          --------

                           SCHEDULE A
                           ----------


     Schedule A to a Patent Collateral Security Agreement dated as of September 6, 2000 by and between and THE FROST NATIONAL BANK, a national banking association, doing business as FROST CAPITAL GROUP and formerly known as CREEKWOOD CAPITAL GROUP, as Lender.

     Reg. No. or                               Reg. Or
     Application No.        Mark               Filing Date
     ---------------        ----               -----------

     5,471,973        Direct Vent Fireplace    December 5, 1995
     5,562,088        Termination Device for   October 8, 1996
                      Horizontal Direct Vent
                      Gas Fireplaces or the
                      Like
     5,669,374        Direct Vent Fireplace    September 23, 1997
     5,715,808        Direct Vent Fireplace    February 10, 1998
     5,782,231        Direct Vent Fireplace    July 21, 1998
     5,901,701        Unvented Fireplace       May 11, 1999
                      Construction
     6,029,654        Vented Fireplace         February 29, 2000
                      Construction
     (S/N 09456970)   Direct Vent Fireplace    filed December 7,
                      Construction             1999
                      (patent pending)

                  PLEDGE AND SECURITY AGREEMENT
                  -----------------------------
                [TEMCO FIREPLACE PRODUCTS, INC.]


     THIS PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of September 6, 2000, is made and entered into by TEMCO FIREPLACE PRODUCTS, INC., a Texas corporation ("Pledgor") to THE FROST NATIONAL BANK, a national banking association doing business as FROST CAPITAL GROUP and formerly known as CREEKWOOD CAPITAL GROUP ("Lender").

                      W I T N E S S E T H:
                      - - - - - - - - - - -

     WHEREAS, Lender, Pledgor and Temtex Industries, Inc. ("Temtex") (Pledgor and Temtex collectively, the "Borrowers"), are parties to a Loan Agreement, dated as of the date hereof (as amended, modified, supplemented, or restated from time to time, the "Loan Agreement"), pursuant to which Lender has agreed to make available to Borrowers a credit facility in a maximum aggregate principal amount of $4,000,000.00 at any one time outstanding evidenced by a Revolving Credit Note executed or to be executed by Borrowers (the "Note") (the Loan Agreement, the Note, the Other Agreements defined hereinafter, and any and all other documents, instruments and agreements arising therefrom or in connection therewith, collectively referred to hereinafter as the "Loan Documents");

     WHEREAS, Pledgor is the legal and beneficial owner of all of the issued and outstanding shares of capital stock of Temtex International, Inc. (the "Subsidiary"), together with any stock options or rights described in Section 3 of this Agreement, being hereinafter sometimes referred to as the "Pledged Stock", and will derive direct and indirect benefit from the extension of credit to the Borrowers under the Loan Agreement; and

     WHEREAS, it is a condition precedent to the agreement of Lender to make the loan and advances provided for under the Loan
Agreement that Pledgor shall have executed and delivered this Agreement to Lender;

          NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the loan provided for under the Loan Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees with Lender as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement shall have such defined meanings when used herein.

     2. Pledge. Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers all the Pledged Stock owned or hereafter acquired by it and hereby grants to Lender a first lien on, and security interest in, the Pledged Stock and in all proceeds thereof, together with appropriate undated stock powers duly executed in blank with respect to the Pledged Stock as collateral security for (i) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Note issued to evidence loans made and to be made by Lender to Borrowers pursuant to the Loan Agreement, and (ii) the due and punctual payment and performance by Borrowers and Pledgor of all their respective obligations and liabilities under, arising out of and in connection with the Loan Documents and this Agreement (all the foregoing being hereinafter called the "Indebtedness").

     3. Stock Dividends, Interest Distributions, etc. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Pledged Stock owned or hereafter acquired by it, or otherwise, Pledgor agrees to accept the same as Lender's agent and to hold the same in trust or behalf of and for the ratable benefit of Lender and to deliver the same forthwith to Lender in the exact form received, with the endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Lender, subject to the terms hereof, as additional collateral security for the Indebtedness. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the issuer thereof shall be paid over to Lender to be held by it in trust as additional collateral security for the Indebtedness; and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender to be held by it as additional collateral security for the Indebtedness. All sums of money and property so paid or distributed in respect of any Pledged Stock which are received by the Pledgor thereof shall, until paid or delivered to the Lender, be held by Pledgor in trust as additional collateral security for the Indebtedness.

     4. Collateral. All property at any time pledged with Lender hereunder (whether described herein or not), including, without limitation, the Pledged Stock, and all income therefrom and any cash or non-cash proceeds thereof, are herein collectively sometimes referred to as the "Collateral".

     5. Cash Dividends; Voting Rights. Unless an Event of Default under the Loan Agreement, the Note, or any other agreement executed to evidence and/or secure the Indebtedness
(the "Other Agreements") shall have occurred and be continuing, Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock owned or hereafter acquired by it. Unless and until an Event of Default (such term to mean an Event of Default as defined herein) shall have occurred and be continuing and the Lender has elected to exercise its rights and remedies under Section 8 below, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would impair the Collateral or violate or be inconsistent with any of the terms of this Agreement, or the Loan Documents; provided, further, that the Pledgor shall give the Lender at least five (5) Business Days written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right if the exercise or non-exercise of such right potentially may violate or be inconsistent with the aforementioned agreements.

     6. Subrogation. Notwithstanding any payment or payments made by Pledgor hereunder, or the receipt of any amounts by Lender with respect to the Collateral, or any setoff or application of funds of Pledgor by Lender, Pledgor shall not be entitled to be subrogated to any of the rights of Lender against Borrowers of the Indebtedness until all amounts owing to Lender by Borrowers on account of the Indebtedness are paid in full.

     7. Amendments, Modifications and Waivers with Respect to Indebtedness. Pledgor hereby consents that, without the necessity of any reservation of rights against Pledgor, and without notice to or further assent by Pledgor, any demand for payment of any of the Indebtedness made by Lender may be rescinded by Lender and any of the Indebtedness continued, and the Indebtedness, or the liability of Borrowers or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by Lender and the Loan Agreement, the Note, any collateral security documents or guarantees or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Lender may deem advisable from time to time, and any collateral security at any time held by Lender for the payment of the Indebtedness may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against the Pledgor and without notice to or further assent by Pledgor, who will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Lender shall have no obligation to protect, secure, perfect or insure any other collateral security document or property subject thereto at any time held as security for the Indebtedness. Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Indebtedness and notice of or proof of reliance by Lender upon this Agreement, and the Indebtedness, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between Borrowers and Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. Pledgor waives diligence, presentment, protest, demand for payment and, except as provided in the Loan Agreement, notice of default or nonpayment to or upon Pledgor with respect to the Indebtedness.

     8. Rights of Lender. Lender shall not be liable for failure to collect or realize upon the Indebtedness or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Stock held by Lender hereunder may, if any Event of Default has occurred and is continuing, upon three days written notice, be registered in the name of Lender or its nominee, and Lender or its nominee may thereafter without notice, exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer or Lender of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     9. Events of Default. Any of the following specified events shall constitute Events of Default under this Agreement:

          (a) the occurrence of any Event of Default as provided under the terms of the Loan Documents;

          (b) any representation, warranty or statement made or deemed to be made by the Pledgor under or in connection with this Agreement shall have been false or misleading in any material respect when made or deemed to be made;

          (c) the Pledgor shall fail to observe or perform any covenant or agreement set forth in Section 3, 5, 11, 13 or 16 hereof; or

          (d) the Pledgor shall fail to observe or perform any covenant or agreement set forth in this Agreement, other than those referred to in paragraph (c) above, and such failure is not cured to the Lender's satisfaction within thirty (30) days after the earlier of the date the Pledgor acquires knowledge thereof or the Lender or any lender gives the Pledgor written notice thereof.

     10. Remedies. In the event that any portion of the Indebtedness has been declared due or payable, Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Lender's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Lender upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity or redemption in Pledgor, which right or equity is hereby expressly waived or released. Lender shall pay over the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of Lender hereunder, including reasonable attorneys' fees and legal expenses, to Lender for application by it to the payment in whole or in part, of the Indebtedness in such order as Lender may elect, and only after the payment by Lender of any other amount required by any provision of law, including, without limitation,
Section 9-504 (a) (3) of the Uniform Commercial Code, need Lender account for the surplus, if any, to Pledgor. Pledgor agrees that Lender need not give more than ten (10) days notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Indebtedness, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas. Pledgor further agrees to waive and agrees not to assert any rights or privileges which he may acquire under
Section 9-112 of the Uniform Commercial Code and Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled, and the fees of any attorneys employed by Lender to collect such deficiency.

     11. Representations, Warranties and Covenants of the Pledgor. Pledgor represents and warrants that (a) it is the legal record and beneficial owner of, and has good and indefeasible title to, the Pledged Stock described herein as being owned by it, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Agreement; (b) Pledgor owns 100% of the issued and outstanding capital stock of Temtex International, Inc.; (c) it has full power, authority and legal right to pledge the Pledged Stock pledged by it pursuant to this Agreement; (d) all the shares of the Pledged Stock pledged by it have been duly validly issued, are fully paid and non-assessable; (e) no consent of any other party (including, without limitation, any creditor of the Pledgor or any of the Subsidiary) and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby, including, without limitation, the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement; and (f) the pledge, assignment and delivery of such Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such shares of the Pledged Stock, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of such Pledgor which would include the Pledged Stock. Pledgor covenants and agrees that it will defend Lender's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever; and covenants and agrees that it will have like title to and right to pledge any other property which at any time hereafter may be pledged to Lender as Collateral hereunder and will likewise defend Lender's right thereto and security interest therein; and covenants and agrees that it will not, with respect to any Collateral, without the prior written consent of the Lender, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments.

     12. No Disposition, etc. Without the prior written consent of Lender, Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of Lender, Pledgor agrees that it will not vote to enable the issuer of the Pledged Stock owned by Pledgor to, and will not otherwise permit such issuer to, issue any stock or other securities of any nature in addition to or in exchange or substitution for such Pledged Stock.

     13.  Private Sale Rights.
          -------------------

          (a) Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act of 1933 as amended ("Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group or purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the issuer would agree to do so.

          (b) Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of any portion or all of the Pledged Stock owned by Pledgor valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Pledgor's expense; provided, however, that the foregoing shall not be construed as requiring that the Pledgor files any registration statement or provide any other document or information not readily available to Pledgor which may be required to register the Pledged Stock under the Securities Act or obtain an exemption therefrom. Pledgor further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to the Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against Pledgor and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement.

14. Power of Attorney. The Pledgor hereby absolutely and irrevocably constitutes and appoints the Lender the Pledgor's true and lawful agent and attorney-in-fact, exercisable upon the occurrence and during the continuation of an Event of Default, with full power of substitution, in the name of the Pledgor:
(a) to execute and do all such assurances, acts and things which the Pledgor ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Lender may, in its sole discretion, determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Lender under this Agreement; and (c) generally, in the name of the Pledgor exercise all or any of the powers, authorities, and discretions conferred on or reserved to the Lender by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any instrument or document of conveyance, agreement, or act as the Lender may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Lender shall do or purport to do in the exercise of the power of attorney granted to the Lender pursuant to this Section 14, which power of attorney, being given for security, is irrevocable.

15. Notices. All notices and other communications hereunder shall be given in the manner specified in the Loan Agreement, and if to Pledgor, to it at the address set forth under its signature below.

16. Indemnity. The Pledgor shall: (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Lender incurred after the date hereof in connection with the administration (including advice of counsel as to the rights and duties of the Lender with respect thereto) of the Lender incurred in connection with the preservation of rights under, and enforcement of, and, after an Event of Default, the renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Lender);
(ii) pay and hold the Lender harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and
(iii) indemnify the Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to this Agreement, the Lender's holding or administration of the Collateral or any transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. Notwithstanding anything in this Agreement to the contrary, the Pledgor shall not be responsible to the Lender or any officer, director, employee, representative or agent of the foregoing (an "Indemnified Party") for any losses, damages, liabilities or expenses which result from such Indemnified Party's gross negligence or willful misconduct. The Pledgor's obligations under this Section 16 shall survive any termination of this Agreement.
17. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of Lender, Pledgor will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Agreement.

     18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     19. No Waiver, Cumulative Remedies. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     20. Waivers, Amendments: Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Texas.

     21. Gender. For the purposes of this Agreement, "he" or "it" shall refer to both masculine and feminine gender and to a corporation or partnership, as the context may require.

     22. Termination. Upon the full performance of all obligations of the Borrowers under the Loan Agreement and the pledge under this Agreement (a) the Lender shall forthwith sign and deliver to the Pledgor such of the Pledged Stock and any property received in respect thereof, as has not therefore been sold or otherwise applied pursuant to the provisions of this Agreement and (b) this Agreement shall terminate and the Lender shall, at such time, execute and deliver such documents, and take such other action, as the Pledgor may reasonably request in order to effectuate the termination of this Agreement and the security interest created hereby.

     23. Waiver of Trial by Jury. THE PLEDGOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO. IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE,

THE PLEDGOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTIONS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PLEDGOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     24. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or relating to this Agreement or any transaction contemplated hereby may be instituted in any state or federal court in Harris County, Texas, and Pledgor waives any objection which it may now or hereinafter have to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered on the day and year first above written.


                              TEMCO FIREPLACE PRODUCTS, INC.,
                              a Texas corporation



                              By: /s/ E. R. Buford
                                 -----------------------------
                              Name:  E. R. Buford
                              Title:  President

                  PLEDGE AND SECURITY AGREEMENT
                  -----------------------------

                    [TEMTEX INDUSTRIES, INC.]


     THIS PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of September 6, 2000, is made and entered into by TEMTEX INDUSTRIES, INC., a Delaware corporation ("Pledgor") to THE FROST NATIONAL BANK, a national banking association doing business as FROST CAPITAL GROUP and formerly known as CREEKWOOD CAPITAL GROUP ("Lender").

                      W I T N E S S E T H:
                       - - - - - - - - - -

     WHEREAS, Lender, Pledgor and Temco Fireplace Products, Inc. ("Temco") (Pledgor and Temco collectively, the "Borrowers"), are parties to a Loan Agreement, dated as of the date hereof (as amended, modified, supplemented, or restated from time to time, the "Loan Agreement"), pursuant to which Lender has agreed to make available to Borrowers a credit facility in a maximum aggregate principal amount of $4,000,000.00 at any one time outstanding evidenced by a Revolving Credit Note executed or to be executed by Borrowers (the "Note") (the Loan Agreement, the Note, the Other Agreements defined hereinafter, and any and all other documents, instruments and agreements arising therefrom or in connection therewith, collectively referred to hereinafter as the "Loan Documents");

     WHEREAS, Pledgor is the legal and beneficial owner of all of the issued and outstanding shares of capital stock of Temco Fireplace Products, Inc. ( the "Subsidiary"), together with any stock options or rights described in Section 3 of this Agreement, being hereinafter sometimes referred to as the "Pledged Stock", and will derive direct and indirect benefit from the extension of credit to the Borrowers under the Loan Agreement; and

     WHEREAS, it is a condition precedent to the agreement of Lender to make the loan and advances provided for under the Loan
Agreement that Pledgor shall have executed and delivered this Agreement to Lender;

          NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the loan provided for under the Loan Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees with Lender as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement shall have such defined meanings when used herein.

     2. Pledge. Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers all the Pledged Stock owned or hereafter acquired by it and hereby grants to Lender a first lien on, and security interest in, the Pledged Stock and in all proceeds thereof, together with appropriate undated stock powers duly executed in blank with respect to the Pledged Stock as collateral security for (i) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Note issued to evidence loans made and to be made by Lender to Borrowers pursuant to the Loan Agreement, and (ii) the due and punctual payment and performance by Borrowers and Pledgor of all their respective obligations and liabilities under, arising out of and in connection with the Loan Documents and this Agreement (all the foregoing being hereinafter called the "Indebtedness").

     3. Stock Dividends, Interest Distributions, etc. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Pledged Stock owned or hereafter acquired by it, or otherwise, Pledgor agrees to accept the same as Lender's agent and to hold the same in trust or behalf of and for the ratable benefit of Lender and to deliver the same forthwith to Lender in the exact form received, with the endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Lender, subject to the terms hereof, as additional collateral security for the Indebtedness. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the issuer thereof shall be paid over to Lender to be held by it in trust as additional collateral security for the Indebtedness; and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender to be held by it as additional collateral security for the Indebtedness. All sums of money and property so paid or distributed in respect of any Pledged Stock which are received by the Pledgor thereof shall, until paid or delivered to the Lender, be held by Pledgor in trust as additional collateral security for the Indebtedness.

     4. Collateral. All property at any time pledged with Lender hereunder (whether described herein or not), including, without limitation, the Pledged Stock, and all income therefrom and any cash or non-cash proceeds thereof, are herein collectively sometimes referred to as the "Collateral".

     5. Cash Dividends; Voting Rights. Unless an Event of Default under the Loan Agreement, the Note, or any other agreement executed to evidence and/or secure the Indebtedness
(the "Other Agreements") shall have occurred and be continuing, Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock owned or hereafter acquired by it. Unless and until an Event of Default (such term to mean an Event of Default as defined herein) shall have occurred and be continuing and the Lender has elected to exercise its rights and remedies under Section 8 below, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would impair the Collateral or violate or be inconsistent with any of the terms of this Agreement, or the Loan Documents; provided, further, that the Pledgor shall give the Lender at least five (5) Business Days written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right if the exercise or non-exercise of such right potentially may violate or be inconsistent with the aforementioned agreements.

     6. Subrogation. Notwithstanding any payment or payments made by Pledgor hereunder, or the receipt of any amounts by Lender with respect to the Collateral, or any setoff or application of funds of Pledgor by Lender, Pledgor shall not be entitled to be subrogated to any of the rights of Lender against Borrowers of the Indebtedness until all amounts owing to Lender by Borrowers on account of the Indebtedness are paid in full.

     7. Amendments, Modifications and Waivers with Respect to Indebtedness. Pledgor hereby consents that, without the necessity of any reservation of rights against Pledgor, and without notice to or further assent by Pledgor, any demand for payment of any of the Indebtedness made by Lender may be rescinded by Lender and any of the Indebtedness continued, and the Indebtedness, or the liability of Borrowers or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by Lender and the Loan Agreement, the Note, any collateral security documents or guarantees or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Lender may deem advisable from time to time, and any collateral security at any time held by Lender for the payment of the Indebtedness may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against the Pledgor and without notice to or further assent by Pledgor, who will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Lender shall have no obligation to protect, secure, perfect or insure any other collateral security document or property subject thereto at any time held as security for the Indebtedness. Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Indebtedness and notice of or proof of reliance by Lender upon this Agreement, and the Indebtedness, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between Borrowers and Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. Pledgor waives diligence, presentment, protest, demand for payment and, except as provided in the Loan Agreement, notice of default or nonpayment to or upon Pledgor with respect to the Indebtedness.

     8. Rights of Lender. Lender shall not be liable for failure to collect or realize upon the Indebtedness or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Stock held by Lender hereunder may, if any Event of Default has occurred and is continuing, upon three days written notice, be registered in the name of Lender or its nominee, and Lender or its nominee may thereafter without notice, exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer or Lender of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     9. Events of Default. Any of the following specified events shall constitute Events of Default under this Agreement:

          (a) the occurrence of any Event of Default as provided under the terms of the Loan Documents;

          (b) any representation, warranty or statement made or deemed to be made by the Pledgor under or in connection with this Agreement shall have been false or misleading in any material respect when made or deemed to be made;

          (c) the Pledgor shall fail to observe or perform any covenant or agreement set forth in Section 3, 5, 11, 13 or 16 hereof; or

          (d) the Pledgor shall fail to observe or perform any covenant or agreement set forth in this Agreement, other than those referred to in paragraph (c) above, and such failure is not cured to the Lender's satisfaction within thirty (30) days after the earlier of the date the Pledgor acquires knowledge thereof or the Lender or any lender gives the Pledgor written notice thereof.

     10. Remedies. In the event that any portion of the Indebtedness has been declared due or payable, Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Lender's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Lender upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity or redemption in Pledgor, which right or equity is hereby expressly waived or released. Lender shall pay over the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of Lender hereunder, including reasonable attorneys' fees and legal expenses, to Lender for application by it to the payment in whole or in part, of the Indebtedness in such order as Lender may elect, and only after the payment by Lender of any other amount required by any provision of law, including, without limitation,
Section 9-504 (a) (3) of the Uniform Commercial Code, need Lender account for the surplus, if any, to Pledgor. Pledgor agrees that Lender need not give more than ten (10) days notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Indebtedness, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas. Pledgor further agrees to waive and agrees not to assert any rights or privileges which he may acquire under
Section 9-112 of the Uniform Commercial Code and Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled, and the fees of any attorneys employed by Lender to collect such deficiency.

     11. Representations, Warranties and Covenants of the Pledgor. Pledgor represents and warrants that (a) it is the legal record and beneficial owner of, and has good and indefeasible title to, the Pledged Stock described herein as being owned by it, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Agreement; (b) Pledgor owns 100% of the issued and outstanding capital stock of Temco Fireplace Products, Inc.;
(c) it has full power, authority and legal right to pledge the Pledged Stock pledged by it pursuant to this Agreement; (d) all the shares of the Pledged Stock pledged by it have been duly validly issued, are fully paid and non-assessable; (e) no consent of any other party (including, without limitation, any creditor of the Pledgor or the Subsidiary) and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby, including, without limitation, the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement; and (f) the pledge, assignment and delivery of such Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such shares of the Pledged Stock, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of such Pledgor which would include the Pledged Stock. Pledgor covenants and agrees that it will defend Lender's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever; and covenants and agrees that it will have like title to and right to pledge any other property which at any time hereafter may be pledged to Lender as Collateral hereunder and will likewise defend Lender's right thereto and security interest therein; and covenants and agrees that it will not, with respect to any Collateral, without the prior written consent of the Lender, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments.

     12. No Disposition, etc. Without the prior written consent of Lender, Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of Lender, Pledgor agrees that it will not vote to enable the issuer of the Pledged Stock owned by Pledgor to, and will not otherwise permit such issuer to, issue any stock or other securities of any nature in addition to or in exchange or substitution for such Pledged Stock.

     13.  Private Sale Rights.

          (a) Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act of 1933 as amended ("Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group or purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the issuer would agree to do so.

          (b) Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of any portion or all of the Pledged Stock owned by Pledgor valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Pledgor's expense; provided, however, that the foregoing shall not be construed as requiring that the Pledgor files any registration statement or provide any other document or information not readily available to Pledgor which may be required to register the Pledged Stock under the Securities Act or obtain an exemption therefrom. Pledgor further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to the Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against Pledgor and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement.

14. Power of Attorney. The Pledgor hereby absolutely and irrevocably constitutes and appoints the Lender the Pledgor's true and lawful agent and attorney-in-fact, exercisable upon the occurrence and during the continuation of an Event of Default, with full power of substitution, in the name of the Pledgor:
(a) to execute and do all such assurances, acts and things which the Pledgor ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Lender may, in its sole discretion, determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Lender under this Agreement; and (c) generally, in the name of the Pledgor exercise all or any of the powers, authorities, and discretions conferred on or reserved to the Lender by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any instrument or document of conveyance, agreement, or act as the Lender may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Lender shall do or purport to do in the exercise of the power of attorney granted to the Lender pursuant to this Section 14, which power of attorney, being given for security, is irrevocable.

15. Notices. All notices and other communications hereunder shall be given in the manner specified in the Loan Agreement, and if to Pledgor, to it at the address set forth under its signature below.

16. Indemnity. The Pledgor shall: (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Lender incurred after the date hereof in connection with the administration (including advice of counsel as to the rights and duties of the Lender with respect thereto) of the Lender incurred in connection with the preservation of rights under, and enforcement of, and, after an Event of Default, the renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Lender);
(ii) pay and hold the Lender harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and
(iii) indemnify the Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to this Agreement, the Lender's holding or administration of the Collateral or any transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. Notwithstanding anything in this Agreement to the contrary, the Pledgor shall not be responsible to the Lender or any officer, director, employee, representative or agent of the foregoing (an "Indemnified Party") for any losses, damages, liabilities or expenses which result from such Indemnified Party's gross negligence or willful misconduct. The Pledgor's obligations under this Section 16 shall survive any termination of this Agreement.
17. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of Lender, Pledgor will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Agreement.

     18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     19. No Waiver, Cumulative Remedies. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     20. Waivers, Amendments: Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Texas.

     21. Gender. For the purposes of this Agreement, "he" or "it" shall refer to both masculine and feminine gender and to a corporation or partnership, as the context may require.

     22. Termination. Upon the full performance of all obligations of the Borrowers under the Loan Agreement and the pledge under this Agreement (a) the Lender shall forthwith sign and deliver to the Pledgor such of the Pledged Stock and any property received in respect thereof, as has not therefore been sold or otherwise applied pursuant to the provisions of this Agreement and (b) this Agreement shall terminate and the Lender shall, at such time, execute and deliver such documents, and take such other action, as the Pledgor may reasonably request in order to effectuate the termination of this Agreement and the security interest created hereby.

     23. Waiver of Trial by Jury. THE PLEDGOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO. IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE,

THE PLEDGOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTIONS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PLEDGOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     24. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or relating to this Agreement or any transaction contemplated hereby may be instituted in any state or federal court in Harris County, Texas, and Pledgor waives any objection which it may now or hereinafter have to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered on the day and year first above written.


                              TEMTEX INDUSTRIES, INC.,
                              a Delaware corporation



                              By:/s/ E. R. Buford
                                 --------------------------
                              Name:  E. R. Buford
                              Title:  President

     TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
     ------------------------------------------------------

     THIS TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT is made as of the 6th day of September, 2000 by and between TEMCO FIREPLACE PRODUCTS, INC., a Texas corporation (the "Borrower") having a mailing address at 5400 LBJ Freeway, Suite 1375, Dallas, Texas 75240 and FROST NATIONAL BANK, a national banking association, doing business as FROST CAPITAL GROUP and formerly known as CREEKWOOD CAPITAL GROUP, having a mailing address at 1010 Lamar, Suite 700 Houston, Texas 77002 or at such other place as the Lender shall designate in writing to the Company ("Lender").

                           BACKGROUND
                           ----------

     Lender has entered into that certain Loan Agreement with Borrower and Temtex Industries, Inc., dated as of September 6, 2000 (as amended from time to time, the "Agreement"), which provides for certain credit accommodations from Lender to Borrower and Temtex Industries, Inc. In order to induce Lender to provide the credit accommodations set forth in the Agreement, Borrower agreed to execute and deliver to Lender, this Trademark Collateral Assignment and Security Agreement ("Security Agreement"). This Security Agreement, covering Trademarks (as hereinafter defined), is being executed in connection with the Agreement under which Lender, is granted a lien on and security interest in the Trademarks, whereby Lender shall have the right to foreclose simultaneously, subject to grace periods set forth therein, on the Trademarks in the event of the occurrence and continuance of an Event of Default under the Agreement.

     NOW, THEREFORE, in consideration of the premises, Borrower and Lender hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Agreement shall have their defined meanings when used herein and the following terms shall have the following meanings, unless the context otherwise requires:

          "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of Texas.

          "Collateral" shall have the meaning assigned to it in
Section 2 of this Security Agreement.

          "Excluded Property" means property encumbered by a Lien existing on the date of this Agreement which is listed on
Schedule 5.02 of the Agreement, but only if the security agreement which created such Lien provides that the granting of any additional Lien on such property constitutes a default under such security agreement.

          "Licenses" shall mean the trademark license agreements of Borrower designated on Schedule I hereto, as any of the same may from time to time be amended or supplemented.

          "Proceeds" shall have the meaning assigned to it under
Section 9-306 of the Code, and in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security Agreement" shall mean this Trademark
Collateral Security Agreement, as the same may from time to time be amended or supplemented.

          "Trademarks" shall mean the U.S. registered trademarks and pending applications referenced to in the attached Schedule A, and those trademarks which are hereafter adopted or acquired by Borrower, and all right, title and interest therein and thereto, and all registrations, applications, and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, all whether now owned or hereafter acquired by Borrower.

     2. Grant of Security Interest. As collateral security for the prompt payment of the Indebtedness (as defined in the Agreement and which includes Indebtedness of Temtex Industries, Inc.), Borrower hereby grants and conveys to Lender a security interest (the "Security Interest"), a general lien in and to, and a conditional assignment of the following property, but excluding the Excluded Property: (a) the entire right, title and interest of Borrower in and to the Trademarks, including the registrations and applications appurtenant thereto, listed in Schedule A hereto (as the same may be amended pursuant hereto from time to time), and in and to any and all trademarks, and registrations and applications appurtenant thereto, hereafter acquired or filed by Borrower, including without limitation all renewals thereof, all proceeds of infringement suits, the rights to sue for past, present and future infringements and all rights corresponding thereto in the United States and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the goodwill of the business to which each of the Trademarks relates and (b) all of Borrower's right, title and interest in, to and under the following:

          (i)  all Licenses;

          (ii) all accounts, contract rights and general intangibles arising under or relating to each and every License (including, without limitation, (A) all moneys due and to become due under any License, (B) any damages arising out of or for breach or default in respect of any such License, (C) all other amounts from time to time paid or payable under or in connection with any such License, and (D) the right of Borrower to terminate any such License or to perform and to exercise all remedies thereunder); and

          (iii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing. All of the property referred to in this paragraph 2 is hereinafter collectively called the "Collateral."

     3. Representations and Warranties. Borrower covenants and warrants that as of the date of this Security Agreement:

          (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable except where a lack of subsistence or invalidity would not cause a Material Adverse
Effect;

          (b) Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, (including without limitation pledges, assignments, licenses, registered user agreements and covenants by Borrower not to sue third persons expressly relating to such Trademarks), except for (a) the Licenses referred to in Schedule I attached hereto, (b) Permitted Liens, and (c) liens, charges and encumbrances not causing a Material Adverse Effect;

          (c) Borrower has the corporate power and authority to enter into this Security Agreement and perform its terms;

          (d)  To the extent necessary to prevent the
abandonment, invalidation, unenforceability, avoidance or substantial diminution of value, Borrower has used, and will continue to use for the duration of this Security Agreement, proper statutory notice, where appropriate, in connection with its use of the Trademarks except where such a lack of notice would not cause a Material Adverse Effect; and

          (e)  To the extent necessary to prevent the
abandonment, invalidation, unenforceability, avoidance or substantial diminution of value, Borrower has used, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks except where such an inconsistency would not cause a Material Adverse Effect.

     4. Covenants. Borrower covenants and agrees with Lender that from and after the date of this Security Agreement and until the Indebtedness is fully satisfied:

          (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Lender, Borrower will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code with respect to the liens and security interests granted hereby. Borrower also hereby authorizes Lender to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law.

          (b) Maintenance of Trademarks. If such action or omission would cause a Material Adverse Effect, Borrower will not do any act, or omit to do any act, that causes the Trademarks or any registration or application appurtenant thereto, to become abandoned, invalidated, unenforceable, avoided, avoidable, or otherwise substantially diminish in value. If the failure to do so would cause a Material Adverse Effect, Borrower shall take reasonable action at its expense, to halt the infringement of the Trademarks and shall properly exercise its duty to control the nature and quality of the goods offered by any licensees in connection with the Licenses set forth in Schedule I to the extent necessary to prevent the abandonment, invalidation, unenforceability or avoidance of such licenses.

          (c) Indemnification. (A) Borrower assumes all responsibility and liability arising from its use of the Trademarks, and Borrower hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of Borrower's operations of its business from the use of the Trademarks except a claim, suit, loss, damage or expense from Lender's gross negligence or willful misconduct. (B) In any suit, proceeding or action brought by Lender under any License for any sum owing thereunder, or to enforce any provisions of such License, Borrower will indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder arising out of a breach of Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Borrower, and all such obligations of Borrower shall be and remain enforceable against and only against Borrower and shall not be enforceable against Lender unless attributable to the Lender's gross negligence or willful misconduct.

          (d) Limitation of Liens on Collateral. Except for Permitted Liens, Borrower will not create, permit or suffer to exist any lien, security interest, encumbrance, claim or right, in or to the Collateral, and to any of Borrower's rights under the Licenses and to the Proceeds thereof unless such a lien, security interest, encumbrance, claim or right would not cause a Material Adverse Effect.

          (e) Limitations on Modifications of Licenses. To the extent necessary to prevent the abandonment, invalidation, unenforceability or avoidance of any License, Borrower will not
(i) amend, modify, terminate (other than in accordance with its terms) or waive any provision of any License in any manner, (ii) fail to exercise promptly and diligently each and every material right which it may have under each License (other than any right of termination) unless such amendment, modification, termination or failure to exercise would not cause a Material Adverse Effect.

          (f) Limitation on Further Uses of Trademarks. Except for Permitted Liens, Borrower will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, without written consent of Lender, unless such actions would not cause a Material Adverse Effect.

     5.   Lender's Appointment as Attorney-in-Fact.
          ----------------------------------------

          (a) Borrower hereby irrevocably constitutes and appoints Lender and any officer or Lender thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender's discretion, for the purposes of carrying out the terms of this Security Agreement, upon the occurrence and during the continuation of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right, on behalf of Borrower, to do the following:

               (i)  Upon the occurrence and during the
continuance of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any License whenever payable;

               (ii) Upon the occurrence and during the
continuance of an Event of Default, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral,

               (iii)     Upon the occurrence and during the
continuance of an Event of Default, (A) to direct any party liable for any payment under any of the Licenses to make payment of any and all moneys due and to become due thereunder directly to Lender or as Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may reasonably deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option all acts and things which Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Borrower might do.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, Borrower further agrees to execute any additional documents which Lender may require in order to confirm this power of attorney, or which Lender may deem necessary to enforce any of its rights contained in this Security Agreement.

          (b) The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for its or their own gross negligence or willful misconduct.

          (c) Borrower also authorizes Lender to execute, in connection with the sale provided for in paragraph 8(b) of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     6. Execution of Power of Attorney. Concurrently with the execution and delivery hereof, Borrower is executing and delivering to Lender, in the form of Schedule II hereto, ten (10) originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks pursuant to paragraph 5 hereof.

     7. Performance by Lender of Borrower's Indebtedness. If Borrower fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance shall be payable by Borrower to Lender on demand and shall constitute Indebtedness secured hereby.

     8.   Remedies, Rights Upon Event of Default.
          --------------------------------------

          (a) If an Event of Default shall occur and be continuing:

               (i) All payments received by Borrower under or in connection with any of the Collateral shall be held by Borrower in trust for Lender, shall be segregated from other funds of Borrower and shall forthwith upon receipt by Borrower, be turned over to Lender, in the same form as received by Borrower (duly endorsed by Borrower to Lender, if required); and

               (ii) Any and all such payments so received by Lender (whether from Borrower or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Indebtedness as provided in the Agreement. Any balance of such payments held by Lender and remaining after payment in full of all the Indebtedness shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive the same.

          (b) If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Indebtedness, all rights and remedies of a secured party under the Code, including, without limitation, sale of the Collateral. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled. Borrower shall also be liable for the reasonable fees of any attorneys employed by Lender to collect any such deficiency and also as to any reasonable attorney's fees incurred by Lender with respect to the collection of any of the Indebtedness and the enforcement of any of Lender's respective rights hereunder.

     9. Termination. Upon payment in full of all Indebtedness and the termination of all Commitments, the Security Interests shall terminate and all rights to the Collateral shall revert to Borrower. Upon such termination of the Security Interests or release of any Collateral, Lender will, at the expense of Borrower, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     10. Notices. Any notice to Lender shall be deemed to have been duly given when given under the Agreement.

     11. No Waiver. No course of dealing between Borrower and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     12. Cumulative Remedies. All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by the Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

     13. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

     14.  No Modification Except in Writing.  This Security
Agreement is subject to modification only by a writing signed by the parties.

     15. Successors and Assigns. The benefits and burdens of this Security Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties in accordance with the Agreement.

     16. Governing Law. The validity and interpretation of this Security Agreement and the rights and obligations of the parties shall be governed by the laws of the State of Texas.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.


WITNESS:                      TEMCO FIREPLACE PRODUCTS, INC.

 /s/ Lisa Carter Toombs       By:  /s/ E. R. Buford
-----------------------           ---------------------------
                              Name:  E. R. Buford
                              Title:  President

STATE OF TEXAS      )
                    : ss.:
COUNTY OF DALLAS    )


Before me, the undersigned, on this 6th day of September, 2000 personally appeared E. R. Buford, to me known personally, and who being by me duly sworn, deposes and says that he is the President and Director of Temco Fireplace Products, Inc. and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.


                                   /s/ Cathryn Kaufman
                                   ------------------------------
                                   Notary Public
                                   My Commission Expires: 6/3/2003

                           SCHEDULE A


     Schedule A to a Trademark Collateral Security Agreement dated as of September 6, 2000 by and between TEMCO FIREPLACE PRODUCTS, INC. and FROST NATIONAL BANK, a national banking association, doing business as FROST CAPITAL GROUP and formerly known as CREEKWOOD CAPITAL GROUP, as Lender.

             Reg No. or
            Application                          Reg. or
                No.            Mark            Filing Date
            -----------   ---------------   -----------------
            2267897       CHARRED OAK      August 3, 1999
            2118575       SOF-SEAL         December 2, 1997
            2082042       MASTERWORKS      July 22, 1997
            2062377       SPLIT BARK       May 13, 1997
            2041127       DREAMGLOW        February 25, 1997
            1845541       AMERICAN DREAM   July 19, 1994
            1802656       FIRETECH 2000    November 2, 1993
            1102056       TEMCO            September 12, 1978
            pending      ELEGANCE          pending

                           SCHEDULE I
                          -----------


                             (NONE)

                          SCHEDULE II
                          -----------

                   SPECIAL POWER OF ATTORNEY
                   -------------------------

                [TEMCO FIREPLACE PRODUCTS, INC.]

STATE OF TEXAS      )
                    : ss.:
COUNTY OF DALLAS    )


     KNOW ALL MEN BY THESE PRESENTS, that TEMCO FIREPLACE PRODUCTS, INC., a corporation formed under the laws of Texas, with its principal office at 5400 LBJ Freeway, Suite 1375, Dallas, Texas 75240 ("Borrower") pursuant to a Trademark Collateral Security Agreement, dated the date hereof (the "Security Agreement"), hereby appoints and constitutes FROST NATIONAL BANK, a national banking association, doing business as FROST CAPITAL GROUP and formerly known as CREEKWOOD CAPITAL GROUP, having a mailing address at 1010 Lamar, Suite 700, Houston, Texas 77002, as Lender (hereinafter called the "Lender"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Borrower:

     1. In accordance with the Security Agreement, assigning, selling or otherwise disposing of all right, title and interest of Borrower in and to the Trademarks listed on Schedule A of the Security Agreement, and including those Trademarks which are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

     2. In accordance with the Security Agreement, to execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Lender may in its sole discretion determine.

     This power of attorney is made pursuant to the Security
Agreement, dated the date hereof, between Borrower and Lender and may not be revoked until the payment in full of all Indebtedness as defined in such Security Agreement.

                                   TEMCO FIREPLACE PRODUCTS, INC.

Dated:  September 6, 2000          By: /s/ E. R. Buford
                                      ---------------------------
                                   Name:  E. R. Buford
                                   Title:  President



STATE OF TEXAS      )
                    : ss.:
COUNTY OF DALLAS    )


     On this 6th day of September, 2000 before me personally came
E. R. Buford, to me known, who, being by me duly sworn, did depose and say that he is the President and Director of Temco Fireplace Products, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                   /s/ Cathryn Kaufman
                                   ---------------------------
                                   Notary Public
                                   My Commission Expires:6/3/2003